UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-9094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Steven C. Leuthold
Leuthold Weeden Capital Management, LLC
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2009

Date of reporting period:  September 30, 2009

Item 1. Reports to Stockholders.
Annual Report
September 30, 2009

The Leuthold Funds

Leuthold Core Investment Fund
Leuthold Asset Allocation Fund
Leuthold Global Fund
Leuthold Select Industries Fund
Leuthold Undervalued & Unloved Fund
Leuthold Select Equities Fund
Leuthold Global Clean Technology Fund
Leuthold Hedged Equity Fund
Grizzly Short Fund

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The Leuthold Funds

Dear Fellow Shareholders:

First and foremost we’d like to tell you how much we appreciate your support over the last twelve months – or more appropriately stated – your long-standing support, since the majority of our shareholders have been part of the Leuthold family for many years. We consider this shareholder loyalty to be an honor, as allegiance to mutual funds these days is increasingly uncommon – especially after the very difficult market experience of the last few years. Every member of the Leuthold team recognizes the importance of our shareholders, and we work hard every day to meet or exceed client expectations, and keep the interest of shareholders at the top of our list.

In last year’s letter, we anticipated that we were near the bear market bottom. However, the unraveling of the excesses created by the credit bubble that we discussed a year ago managed to prolong the market declines further than we expected. The fallout extended into Q1 2009, until the bear market ultimately reached a low on March 9th. Regrettably, with the exception of the Grizzly Short Fund, all of our Funds realized losses between September 30, 2008 and March 9, 2009.

Following the March 9th low, the stock market reversed course abruptly, with most investors – including professionals – dismissing the market turn. This pervasive skepticism continued throughout most of the summer…and through the best part of the market rebound. (The biggest gains are typically achieved at the start of new bull markets.) Fortunately, our investment approaches are guided by quantitative disciplines, which were specifically designed to avoid letting emotions or gut feelings obscure our judgment in making portfolio decisions. While, admittedly, this adherence to our disciplines failed us in August 2008, by being “bullish” too early, these disciplines served us very well in early 2009. As a result, we were not part of the skeptic crowd standing on the sidelines in the summer of 2009, and most of our investment strategies substantially benefited as a result.

The reality of investing over the long term means there are occasional “off” years – times when mistakes are made, and periods where market conditions can be described as “extraordinarily devastating.” That was our experience for the fiscal year ended September 30, 2008. Our experience during the most recent fiscal year ended September 30, 2009 was clearly one of performance extremes. At major turns, markets that have moved down violently often initially move up substantially in a very short period of time. This is exactly what happened in 2009.

Due to the big declines of the recent bear market, total returns for stocks versus bonds have turned the classic assumptions of risk/reward upside down. As of the end of Q1 2009 (near the market low), the historical annual compound total returns (ACRs) for Ten-Year Treasuries were higher than those of the S&P 500 in every time frame measured ranging from 1 to 30 year holding periods. When this market anomaly occurs (bonds outperforming stocks), our long-term analysis of stock/bond total return differentials tells us that these are golden opportunities to increase equity exposure to maximum levels.

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As of the end of Q1 2009 (market low on March 9, 2009) the 20-year total return ACR differential between the S&P 500 and Ten-Year Treasuries was at its lowest reading in 60 years. Since then, the non-annualized S&P 500 total return gain has been +34%, while Ten-Year Treasuries have delivered a -3.0% total return loss (March 31, 2009 through September 30, 2009).

•	Market history suggests that equity investors can expect superior returns compared to holders of Treasuries for several years out after these performance anomalies occur.

Yet, the public has continued to stampede into fixed income funds, despite a very impressive +58% gain in the S&P 500 from March 9, 2009 through September 30, 2009. There has been a complete lack of interest in domestic stocks by the public, as evidenced by U.S. equity fund flow so far this year (-$4 billion YTD net outflow through September 30, 2009). It is apparent that the public is still extremely risk averse toward equities.

Yet, we are clearly in the midst of an impressive cyclical bull market which began in mid-March 2009. During the next four or five years there may be at least two, perhaps three, cyclical bull and bear markets, much like the experience of 1974-1982. This could be viewed as a “base-building period”– the launching pad for a new secular bull market.

•	The market looks ahead and the recovery since the March low likely now discounts a good portion of the economic and earnings improvement that will be realized in 2010.

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Later in 2010 (perhaps in the year’s second half), the U.S. stock market could encounter some rough weather related to fiscal irresponsibility and a towering budget deficit, the failure of the Fed to claw back monetary stimulus and adequately raise interest rates, and the threat (or reality) of a debilitating run on the dollar.

Nonetheless, our opinions are for show, and it is our portfolio disciplines that are for “dough.” Regardless of our expectations and predictions, we will always remain flexible with our asset allocation portfolios, and we will change course as necessary, if (when) the disciplines direct us to make adjustments due to changing market conditions.

FUND OVERVIEWS
Leuthold Core Investment Fund (soft-closed; available only to existing shareholders): This Fund’s strategy is flexible, and value-oriented. The Leuthold Core Investment Fund adjusts asset class exposure based on underlying market dynamics and trends, in order to attempt to avoid undue risk, and take advantage of areas that appear poised to outperform. Assets are actively allocated between stocks, bonds, money market instruments, foreign securities, and other asset classes. The Fund may also hedge equity exposure and fixed income exposure through short-selling strategies when our disciplines indicate potential market vulnerabilities. While at times individual portfolio allocations may appear unconventional, they are intended to assemble as complementing positions in an effort to carry out the Fund’s guiding principles: preservation of capital over the long-term attained by assuming prudent investment risk.

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Through September 30, 2009, Lipper rankings placed this Fund’s 5-year performance in the top 11% of funds included within their “Flexible Portfolio Funds” category which contained 82 funds over that time frame. For the 10-year period ended September 30, 2009, Lipper ranks this Fund’s performance among the top 14% out of the 49 funds in this same category.

➢	Leuthold Core Investment Fund uses the Leuthold Select Industries equity selection as the primary vehicle for its U.S. traded equity component.

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Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from these guidelines. Equity exposure is determined by our Major Trend Index which was designed to attempt to identify major (longer-term) market trends. This proprietary Leuthold index has been formally calculated on a weekly basis since 1975, and is composed of over 190 individual factors.

Leuthold Asset Allocation Fund: This successor to the soft-closed Leuthold Core Investment Fund began trading on May 24, 2006. The strategy and objective of this Fund are identical to those of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. The difference between the two portfolios is in the stock selection approach employed for the primary U.S. traded equity allocation.

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The Leuthold Asset Allocation Fund currently uses a multi-strategy approach for domestic equity selection. (Over the last year, this multi-strategy approach has employed a combination of the Leuthold Select Equities and Leuthold Undervalued & Unloved strategies).

Leuthold Global Fund:This asset allocation strategy which became available on April 30, 2008 can be considered the “global” equivalent of the Leuthold Core Investment Fund. The strategy and objective of this Fund are analogous to that of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. The primary difference is that the Leuthold Global Fund intends to invest at least 40% of assets in foreign-traded securities, including stocks, bonds, and other asset classes.

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The Leuthold Global Fund currently uses a top-down industry group approach for its equity selection (comparable to the Leuthold Select Industries equity strategy). This allows us to construct a global equity portfolio based on industry group leadership trends rather than the traditional country-focused strategies typically employed by other global fund managers. We believe a focus on industry over-weights and under-weights, rather than countries or regions, increases the likelihood of generating superior returns as the global economy becomes increasingly interdependent.

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The Leuthold Global Fund invests in U.S. and foreign-traded stocks, bonds, money market instruments, and other securities. When market conditions are deemed unfavorable, the Fund may also sell short certain securities in order to hedge exposure to a particular asset class.

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Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from these guidelines. Equity exposure is determined by our Global Major Trend Index which was designed to attempt to identify major (longer-term) market trends on a global basis. This proprietary Leuthold index is composed of nearly 170 individual factors.

Leuthold Select Industries Fund (soft-closed; available only to existing shareholders): Unlike our asset allocation strategies, this Fund is mandated to remain 100% invested in stocks at all times. This attribute results in the potential for considerably higher volatility, higher risk, and the probability that investors will lose money when the stock market declines.

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Through September 30, 2009, Lipper ranked this Fund’s 5-year performance in the top 5% of funds included within their “Multi-Cap Growth” category which contained 320 funds over that time frame. The Select Industries Fund strategy is a top-down approach, based on industry group selection and rotation, and sector concentrations. Driven by a quantitative evaluation of over 150 equity-industry groups, it attempts to detect collective strength and emerging leadership potential, while exposing areas that appear vulnerable and should be avoided.

➢	The elements of industry group rotation and sector concentrations result in this Fund’s potential for higher volatility; it is potentially more risky while offering potentially more reward.

Leuthold Undervalued & Unloved Fund: This actively managed Fund employs a  “value” stock screening methodology developed by The Leuthold Group in the mid-1970s. The strategy attempts to identify stocks with low expectations built into their prices – stocks which appear undervalued and/or overlooked by Wall Street.

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Prior to becoming available as a mutual fund, this Undervalued & Unloved stock selection approach was actively employed as an investment theme within the Leuthold Select Industries Fund’s group framework.

Leuthold Select Equities Fund: This Fund became available on May 24, 2006. The Leuthold Select Equities Fund is mandated to remain 100% invested in stocks at all times. This attribute results in the potential for considerably higher volatility, higher risk, and the probability investors will lose money when the stock market declines.

The Leuthold Select Equities Fund uses a quantitative bottom-up, stock picking strategy. While it can, at times, result in similar sector and/or industry group over-weights to the Leuthold Select Industries Fund, the overlap of specific equity securities between the two Funds is expected to be minimal.

➢	The Leuthold Select Equities Fund typically maintains approximately equally-weighted positions in about 65 individual stocks, selected per a multi-factor quantitative discipline.

➢	While the Fund has only been available since May 2006, the strategy is based on a stock rating system that was originally developed by The Leuthold Group in the early 1990s.

➢	Investors should be aware of the likelihood for relatively higher turnover in this Fund.

NEW: Leuthold Global Clean Technology Fund. This Fund became available on July 22, 2009. The Leuthold Global Clean Technology Fund allocates its investments primarily in common stocks from around the world that may benefit from the expected growth in spending and investment in energy efficient and “clean” technologies, innovations, and solutions.

NEW: Leuthold Hedged Equity Fund.  This Fund also became available on July 22, 2009. The Leuthold Hedged Equity Fund pursues its investment objective by establishing long and short positions in common stocks and other equity securities. This is an unleveraged Fund which seeks to maintain approximately equal weightings of gross long exposure and gross short exposure.

Grizzly Short Fund: This unleveraged, actively managed Fund is 100% short individual stocks. Short-selling strategies are aimed at profiting when stock prices decline. Regardless of whether our firm is bullish toward the stock market, the Grizzly Short Fund’s policy mandates the portfolio to target 100% exposure in stocks sold short.

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The Grizzly Short Fund typically maintains approximately equally-weighted short positions in about 65 individual stocks, initially selected by a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.

➢	Shareholders should anticipate they will most likely lose money investing in this Fund when stock prices, in general, are in a rising trend.

The Grizzly Short Fund is a tool for sophisticated users. Traders, sophisticated investors, and speculators who anticipate the market may decline will employ the Grizzly Short Fund to tactically modulate stock market risk. It is also used in varying degrees with other multi-faceted portfolio strategies. This is not a fund for buy and hold investors!

ANNUAL PERFORMANCE REVIEW

The past fiscal year can be decidedly characterized into two distinct phases: 1) the culmination of the 2nd greatest bear market decline in the last 60 years (S&P 500 lost 57% during a 17-month market meltdown that ended March 9, 2009); and 2) a powerful reversal as the stock market commenced an upward trajectory to recover a substantial portion of its bear market losses over a relatively short time frame. Needless to say, with the exception of the Grizzly Short Fund, all of our Funds lost money in roughly the first half of the fiscal year (September 30, 2008 through the March 9th market low). But, we are pleased to report that each of these Funds participated in the sharp rebound off the March 9th lows.

Herein, we examine the performance dynamics, both the good and the bad, of each of the Leuthold Funds for the fiscal year ended September 30, 2009. In view of the incongruous behavior of the market over this 12-month time frame, we additionally make note of performance dynamics, in most cases, for the two distinct market phases noted above: September 30, 2008 through March 9, 2009 (the bear market low); and March 9, 2009 through September 30, 2009.

Leuthold Core Investment Fund (soft-closed: available only to existing shareholders)
This is our firm’s flagship asset allocation strategy, with current assets of about $1.4 billion. For the fiscal year ended September 30, 2009, the retail share class of the Core Fund posted a total return gain of +4.95%, significantly outperforming the S&P 500’s total return loss of -6.91% over the same time frame. The Core Fund’s net allocation to stocks averaged 65% during the fiscal year, with a range of 59% (during Q1 2009) to 70% (June 1st to present). During the down market segment between October 2008 through March 9, 2009, the Core Fund  “outperformed” (-25.98% total return) by losing significantly less than the S&P 500 (-41.17% total return). From the March 9th low through our fiscal year end on September 30th, the Core Fund had an impressive +41.78% total return gain compared to the 100% equity invested S&P 500 total return gain of +58.25% over the same “rebound” period.

The Fund’s performance was adversely affected between October 2008 and March 9, 2009, due to our adherence to the strategy disciplines which directed us (wrongly) to maintain equity exposure at the higher end of our range (59%-65%).While we believe we have been proactive over the years in reminding shareholders that our disciplines may be subject to malfunction at times, we were extremely frustrated at the length of time this misdirection occurred; and surprised at how severely valuations were compressed before the 17-month market meltdown finally relented in early March. We are disappointed that our conservatively-intended disciplines put us on the wrong side of the market for the bulk of the third leg down in this massive bear market. Yet, in looking at similar moderate/asset allocation fund strategies, the Leuthold Core Investment Fund was not alone in its disappointing performance results, and in most cases it did not lose as much as its peers. In general, the bear market that ended March 9, 2009 had almost sweeping participation - most money managers would agree: there were few places to hide!

Our U.S. traded stock exposure (via Leuthold Select Industries equities) had a small total return loss, - 1.69%, for the 12 months ended September 30, 2009. The poor performance from September 30, 2008 through the March 9, 2009 market low (-34.36% total return) was not able to be entirely recouped when the market rebounded following the March 9, 2009 market low. (For specifics on performance dynamics for this U.S. traded equity allocation, see our discussion of the Leuthold Select Industries Fund.)

One of the biggest transformations in the Core Fund this year came from our emerging market equities exposure. We began the year with an allocation of 9% and this was gradually increased as the year progressed, positioning for a recovery as the major global market declines of 2008-09 served to correct much of the excess speculation built up earlier in the decade. By June 2009, we had increased this exposure to 21% of portfolio assets, the largest weight we have ever allocated to emerging market equities. While we have historically attained emerging market equity exposure through the use of closed-end funds, open-end funds, and ETFs, in June we initiated a new strategy and purchased a basket of Asian-traded stocks, primarily Chinese companies. Overall, as with our domestic stock exposure, our emerging market exposure was down sharply (-41%) during the October 2008 – March 9, 2009 down market phase; but our increased exposure in the second half of the year was a big advantage, with these holdings up +91% from March 9, 2009 through September 30, 2009, more than offsetting the losses suffered by this holding in the first half of our fiscal year. Overall, for the full 12-month period ended  September 30, 2009, our holdings in emerging market equities returned nearly +13% total return.

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For a very short period (February/March) we did employ an equity hedge to slightly rein in our long stock exposure. In the end, however, the net result over this short period was a wash, as the net gains achieved between February and the March 9th market low were quickly erased, and then some, as the market sharply rebounded during the balance of March.

Our Fund’s normal minimum guideline for Fixed Income is 30% of assets. Throughout the year, our comparative analysis continued to indicate that attractive fixed income opportunities on a risk-reward basis were very limited, which led us to maintain a lower than normal minimum exposure during the year (as was the case the prior year). For the fiscal year ended September 30, 2009, we had an average 23% of portfolio assets allocated to fixed income.

Our Australian bond holding was the worst performing fixed income allocation in the portfolio during the fiscal year. Over the short holding period from September 30, 2008, through its sale in February 2009, this bond produced a total return loss of -12%.

Other fixed income positions were much more successful. Our Brazilian bonds and High Yield bonds in particular, were significant contributors to the Fund’s positive performance in this recent fiscal year. The Brazilian bond holding (originally purchased in February 2008) has been a successful “anti-dollar” play in 2009, as the Brazilian currency, the Real, has rallied strongly since June. While we are still positive toward these bonds, a weak U.S. dollar could mount a rally as the U.S. economy improves and the Fed starts to boost interest rates, making upside in these bonds much more limited as we look forward into 2010. This is currently a 6% portfolio position. For the fiscal year ended September 30, 2009, the Brazilian bond holding produced over a +27% total return gain.

We began to purchase High Yield bonds in late September 2008, and as yields moved higher we added to the position, which represented 12% of portfolio assets by July 2009. We anticipated this to be a multi-year opportunity; however, yields fell much faster than we expected, narrowing the spreads dramatically in recent months. While still considered attractive per our measures, we decided to begin taking some profits and we reduced this holding to 8% in late September 2009. For the fiscal year ended September 30, 2009, our High Yield bonds produced a 17% total return gain.

We added a package of Health Care related REITs to the portfolio in April 2009. While not technically a fixed income investment, the REITs were targeted because they generate considerable income with their high yields. This package of REITs has an average yield of nearly 6.5%. The 4% allocation has been a profitable portfolio addition thus far, having generated a total return gain of nearly +31% since its purchase in April 2009 through fiscal year end, September 30, 2009.

Rounding out the Fixed Income allocations held during the 2008-2009 fiscal year was a tactical allocation (4% of assets) to short-term Financial sector bonds. These were established in mid-January in order to get exposure specifically to the Corporate market, and the Financial bonds were chosen as they possessed higher yields, despite the risk. The position was closed out in August with a total return gain of 7%.

Alternatives: In early April, a small starter position in physical gold was established, followed by an allocation to physical silver. Combined, this physical precious metals position is about 3% of portfolio assets. This holding was established due to our concern regarding the potential risk of dangerous long-term inflation. The longer term risk of monetary debasement inflation in the U.S. is now the highest we’ve ever seen, and the physical gold and silver offer some defense. In a sense, one could view this as an insurance policy, which, if we’re lucky we may never need to collect on. However, we believe it is prudent to incorporate some additional defense to hedge dollar exposure and dollar risk. In fact, it is likely we will be increasing this allocation in coming months – possibly to as high as 10%. Since inception in the portfolio in April, through  September 30, 2009, the physical metals allocation has produced a total return gain of +18%.

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While we were tremendously disappointed with the Core Fund’s results in 2008 and early 2009, we believe it is important to remind ourselves and shareholders that the Fund’s objectives, which include preservation of capital and minimization of risk, have not been compromised. This is a longer-term, conservative approach and we believe our longer-term results bear witness to our success in achieving these goals. For the 10-year time frame ended  September 30, 2009, the Leuthold Core Investment Fund has a cumulative total return gain of +141.41% (+9.21% annualized), compared to the S&P 500’s cumulative total return loss of –1.51% (-0.15% annualized).

Leuthold Asset Allocation Fund
This is the successor Fund to the soft-closed Leuthold Core Investment Fund, with current assets of about $1.2 billion. For the fiscal year ended  September 30, 2009, the retail share class of the Leuthold Asset Allocation Fund generated a small total return loss of -1.20%, but this was better than the S&P 500 total return loss of -6.91% over the same time frame. (As noted earlier, this Fund was launched on May 24, 2006, and thus does not have a long-term performance track record.) As with the Core Fund, the Asset Allocation Fund’s net allocation to stocks averaged 65% during the fiscal year, with a range of 59% (during Q1 2009) to 70% (June 1st to present). During the down market phase of the year, between October 2008 and March 9, 2009, the Asset Allocation Fund  “outperformed” (-30.59% total return) by losing significantly less than the S&P 500 (-41.17% total return). For the recovery phase from the March 9th low through September 30th, the Asset Allocation Fund’s gain was a strong +42.34%, versus the 100% equity invested S&P 500 total return gain of +58.25%.

The Leuthold Asset Allocation Fund uses a different U.S. stock selection strategy, but otherwise follows the very same asset allocation directives and asset class investment vehicles as the Leuthold Core Investment Fund. Hence, for details on asset allocation shifts and performance review of the various asset classes during the last 12 months please refer to the preceding discussion of the Leuthold Core Investment Fund portfolio details.

For its U.S. traded equity exposure, the Asset Allocation Fund currently employs a multi-strategy approach. Since inception, this multi-strategy approach has employed a combination of the Leuthold Select Equities and Leuthold Undervalued & Unloved strategies. Both are bottom-up, quantitative methodologies and each generally contributes a different type of stock market exposure. While individually these two strategies are quite different, when used in tandem, they allow us to construct an equity portfolio with overall characteristics suitable for an asset allocation strategy, and afford us the flexibility to adjust the mix to align with our market outlook. For the fiscal year ended September 30, 2009, the Leuthold Select Equities portion of the equity exposure had a total return loss of -21.78%, while the Leuthold Undervalued & Unloved stock strategy contributed a total return loss of -8.25%. Details on the key performance drivers for both of these equity strategies are presented in the following  discussions covering the Leuthold Select Equities Fund and Leuthold Undervalued & Unloved Fund.

Leuthold Global Fund
This Fund began trading on April 30, 2008, and assets under management have grown to nearly $200 million over this one-and-a-half year time frame. This Fund offers investors a global alternative to our domestically focused tactical asset allocation strategies of the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund.

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For the fiscal year ended September 30, 2009, the Leuthold Global Fund has outperformed its benchmarks by a considerable margin. The retail share class of the Leuthold Global Fund produced a total return gain of +8.28% for the 12 months ended September 30, 2009, compared to the minuscule total return gain of +0.53% in the MSCI AC World index, and the total return loss (-6.91%) of the S&P 500.

As could be expected based on the last 12 months’ market dynamics, the primary contributors to the Fund’s outperformance surfaced during the market’s  “rebound” phase which began following the March 9, 2009 market low. And, as with the Core/Asset Allocation Funds, another important factor was this Fund’s relative “outperformance” (-25.43% total return) during the down-market phase between October 2008 and March 9, 2009, when it lost significantly less than the MSCI AC World Index (-40.72% total return) and the S&P 500 index (-41.17% total return). Following the March low, the Leuthold Global Fund had a much smaller hole to dig out of.

Net equity exposure during the year ranged from 59% (October 2008 – May 2009) to our guideline maximum level of 70% (June to present); with foreign-traded equity securities comprising 65% and U.S. traded stocks comprising 35%, on average, of the equity allocation during the 2008-2009 fiscal year ended  September 30, 2009. Within the foreign-traded securities, the largest country concentrations were spread between Japan, United Kingdom, Hong Kong, and Canada. Other foreign countries boasting heavier weights in our equity portfolio this past year included Spain, Taiwan, France, Brazil, Switzerland, Belgium, South Africa, Brazil, Sweden, India, and Israel.

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For the full year, September 30, 2008 through September 30, 2009, our portfolio’s foreign-traded equities (+3.11% total return) slightly outperformed our U.S. traded equities (+2.59% total return). Both segments outperformed the MSCI AC World Index total return gain of +0.53% over the same time frame.

The Leuthold Global Fund employs a top-down industry group approach for its equity selection. We believe that industry group leadership on a global basis will generate superior returns over the more traditional approach of “country” or  “regional” concentrations, as the global economy has become increasingly interdependent. Over the last fiscal year ended September 30, 2009, the areas of industry group strength among our global equity exposure primarily came from the Information Technology and Materials sectors. Other portfolio contributors, at the sector level, were: Consumer Staples, Consumer Discretionary, and Telecommunication Services. Breaking this down further, to the global industry group level analysis, the biggest outperformers included Diversified & Precious Metals/Aluminum, IT Services, Professional Services, Health Care Services & Technology, Software, Emerging Electric Utilities, Computers & Peripherals, Gold, and Specialty Retail.

By far the most significant equity portfolio detractors were stocks from the Energy sector. Global industry group exposures to the Energy sector included: Energy Equipment & Services, Oil & Gas Refining/Marketing, Oil & Gas Exploration/Production, Oil & Gas Storage/Transportation, and Integrated Oil & Gas. A somewhat distant second as far as equity portfolio detractors was the Fund’s exposure to stocks from the Utilities sector. Global industry group allocations here consisted of: Developed Electric Utilities and Gas Utilities.

The Global Fund’s Fixed Income exposure, which typically ranges from a guideline minimum of 30% up to a potential maximum of 70%, remained far below the normal minimum the entire year, with an average allocation of just 17%. As we noted in our commentary for the Leuthold Core/Asset Allocation Funds, it is extremely difficult to find anything attractive on a risk/reward basis in the fixed income markets, be it domestic fixed income or foreign fixed income.

We began the fiscal year with allocations to Foreign Short-term Government bonds and High Yield bonds. Foreign Government bond exposure was spread between allocations to: Brazil, United Kingdom, Australia, New Zealand, Kingdom of Norway, and Kingdom of Sweden. The Swedish bonds were sold in January, while the Norwegian and New Zealand bonds were sold in July to provide funds to purchase an Asian Pacific Corporate Fixed Income fund. The High Yield bonds averaged just 4% of assets during the year and were focused on U.S. corporations. Rounding out the fixed income exposure was a package of Convertible Bonds (2% of assets) which were purchased in early 2009 and are made up of both domestic and global holdings. For the full fiscal year ended September 30, 2009, the Leuthold Global Fund’s fixed income allocations all turned in solid positive returns.

Alternatives: In early April, following the lead of the Leuthold Core/Asset Allocation Funds, a 1% starter position in physical gold was established. This was increased to 2% in early June. With the U.S. and other foreign governments pumping money into the global economy, we are concerned about the long-term inflation implications related to the excess liquidity. From its inception in early April through fiscal year end, September 30, 2009, this gold allocation has been a performance additive, having produced over an +11% total return gain.

Leuthold Select Industries Fund (soft-closed: available only to existing shareholders)
This all-equity Fund, with total assets under management of $49 million, had a small total return loss of -1.69% for the fiscal year ended September 30, 2009, compared to a -6.91% total return loss for the S&P 500.

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Since inception (June 19, 2000) through September 30, 2009, the Leuthold Select Industries Fund has produced a cumulative total return gain of +81.19% (+6.61% annualized) compared to a cumulative total return loss of -15.71% for the S&P 500 (-1.82% annualized).

As we began the 2008-2009 fiscal year, back in October 2008, the Leuthold Select Industries Fund was heavily exposed to three market sectors: Health Care, Energy, and Information Technology. The combined weight of these sectors made up 66% of portfolio assets, with Health Care, specifically, representing a significant overweight in the Fund (35%), compared to the Health Care sector weighting (13%) in the S&P 500.

Over the past year, the Fund’s exposure to the Health Care sector has been cut in half, while exposure to the Information Technology sector has doubled. The Financial sector has become an area of increasing interest for the Fund, rising from a 2% weight on September 30, 2008, to the second heaviest sector weight (18%) at fiscal year end (September 30, 2009); while exposure to Energy stocks has been reduced to zero. Other sector weight changes include new exposure in Telecommunication Services, now an 8% weight versus zero exposure a year ago; Utilities and Materials sector increases to 7% each, up from 1% positions; a reduction in the Consumer Discretionary weight (now 5% versus 10% a year ago); and the Consumer Staples sector (a 9% weight a year ago) has been reduced to zero, while the Industrials sector has maintained about the same level, now 10% versus 11% a year ago.

Overall, for the full fiscal year, the Leuthold Select Industries Fund’s most beneficial exposure came from group investments from Information Technology, Consumer Discretionary, and Financials. These groups included: Systems Software, Automotive Retail, Diversified Banks, Home Improvement Retail, and Computer Hardware. Additionally, Biotechnology, a Health Care group, was one of the top three performing portfolio groups for the last 12 months ended September 30, 2009. Not surprisingly, all of the additive performance came during the second half of the fiscal year, occurring after the March 9th market low.

The Select Industries Fund’s performance was negatively impacted during the October 2008 and March 9, 2009, period of the year. The groups providing the biggest portfolio losses during that time frame, which also became the largest performance detractors for the full year, included: Airlines, Oil & Gas Drilling, Health Care Facilities, and Electrical Components & Equipment.

Contrary to last year, the latest fiscal year ended September 30, 2009 saw a significant change in emphasis, with international companies now representing the highest percentage ever allocated to non-U.S. investments in the Select Industries Fund. There is currently 31% foreign-based stock exposure compared to just 9% a year ago. The primary reasons for this increased commitment are a potentially weak dollar and a bullish long-term outlook on emerging country equities. Of the portfolio’s industry group investments, Integrated Telecom and Diversified Foreign Banks hold the Fund’s largest weights in foreign names.

➢
Of the ten group holdings in the Fund one year ago, only the Automotive Retail group remains (as of September 30, 2009). This is somewhat unusual as the strategy intends to uncover longer-term industry group trends. (It is more typical for the portfolio to have at least one-half of its positions being held a year or longer at any give time.) The last few months, however, have seen group turnover increase dramatically as we position to attempt to continue taking advantage of a rising market, and we identify new pockets of stock market strength.

Leuthold Undervalued & Unloved Fund
The Leuthold Undervalued & Unloved Fund, launched on November 14, 2006, has $12 million in assets under management. During the 12 months ended September 30, 2009, the Fund generated a total return loss of -8.25% compared to the -10.79% total return loss for the Russell 3000 Value index and the -10.62% total return loss in the Russell 1000 Value index. Over the same time frame, the S&P 500 turned in a total return loss of -6.91%.

➢
Since its launch (November 14, 2006), the Leuthold Undervalued & Unloved Fund is down -8.79% on a total return basis. This is slightly better than its index benchmarks as the Russell 3000 Value index and Russell 1000 Value index had total return losses of -9.62% and -9.62%, respectively, over the inception through September 30, 2009 time frame.

Yet, the negative fiscal year and since-inception results conceal an exciting turnaround trend for Value stocks (and this Fund’s performance). From the market low on March 9th, through September 30, 2009, the Leuthold Undervalued & Unloved Fund really bounced back, turning in a whopping total return gain of +66.17%, with the Russell 3000 and Russell 1000 Value indexes also making potent comebacks: +67.17% and +65.99%, respectively, on a total return basis. During this same time frame, the S&P 500 lagged both our Fund and the value-focused indexes, turning in a total return gain of +58.25%. This recent turnaround in performance for Value stocks is extremely encouraging, as the Fund has been treading water ever since its inception nearly three years ago, when it was launched in the midst of a  “growth” stock leadership environment.

There have been some striking changes over the last year as far as broad sector exposure. The largest concentration (as of September 30, 2009) is allocated to Information Technology (which is very unusual for a “value” strategy), now a 21% portfolio weight versus just 5% a year ago. The Materials and Industrials sector weights also encompass much larger positions: now 15% and 12%, respectively, versus 6% and 3% a year ago. Sectors which lost ground as far as portfolio emphasis were areas that are usually considered more customary “value” plays: Health Care stocks, Utilities, and Financials. Consumer Staples and Consumer Discretionary exposures were also reduced during the year.

Two of the three largest portfolio weights, Information Technology and Materials, were the biggest contributors on an additive basis for the fiscal year ended September 30, 2009. Equity group contributors from these sectors included: Diversified Metals & Mining, Semiconductors, Fertilizers & Ag Chemicals, Technology Distributors, and Steel.

Unfortunately, those rebound gains achieved in the second half of the fiscal year were offset by some large declines during the first half of the year. The two portfolio groups with the biggest losses for the year (Regional Banks and Diversified Banks) were from the Financials sector, which is the Fund’s second largest portfolio weight. Other portfolio performance detractors were a mixed bag: Oil & Gas Drilling, Health Care Facilities, Packaged Foods & Meats, Pharmaceuticals, Diversified Chemicals, and Tobacco.

As we enter the new fiscal year we expect the Undervalued & Unloved Fund will become less aggressive. There are already fewer Tech and Materials stocks qualifying for investment based on our value parameters, and as those types of stocks are sold, replacements will most likely be coming from areas of the market that are typically more defensive and cheaper: Consumer Discretionary, Utilities, Energy, and Financial holdings.

While we believe the current cyclical bull market is still on track, as stock prices have moved up (and earnings down), we are uncovering fewer and fewer “Undervalued & Unloved” stocks. The stock market is not nearly as cheap as it was earlier in the year. However we think the Undervalued & Unloved Fund will remain well-positioned to benefit from economic recovery, a return to mild inflation, and the Federal Reserve’s commitment to keep short-term interest rates low.

Leuthold Select Equities Fund
For the fiscal year ended September 30, 2009, the Leuthold Select Equities Fund, with assets under management of $10 million, generated a total return loss of -21.78%, much worse than the S&P 500 total return loss of -6.91% over the same time frame. (As noted earlier, this Fund was launched on May 24, 2006, and thus does not have a long-term performance track record.)

➢
Since inception (May 24, 2006) through September 30, 2009, the Leuthold Select Equities Fund has produced a cumulative total return loss of -30.65%, significantly underperforming the S&P 500 cumulative total return loss of -9.63%.

Leuthold Select Equities Fund performance from October 2008 through the market low on March 9, 2009, matched that of the S&P 500, with the Fund down -41.14% total return versus the S&P 500 total return loss of -41.17%. It was the market rebound period from the March 9th low through our fiscal year end (September 30, 2009) in which the Select Equities Fund really failed to recover to the extent we’d expect from this typically aggressive, 100% invested strategy. Between March 9, 2009 and September 30, 2009 the Fund produced a lagging total return gain of +32.87% compared to the S&P 500 total return gain of +58.25%.

The primary contributors to underperformance were concentrations in Industrials and Energy stocks. To a lesser extent, Materials, Health Care, and Telecommunication Services stocks were also performance detractors. Exposure to these sectors came from quite a range of underlying industry group investments, which included: Railroads, Oil & Gas Drilling, Construction & Farm Machinery, Oil & Gas Exploration/Production, Health Care Equipment, Health Care Supplies, and Fertilizers & Ag Chemicals.

There were also a number of Health Care related groups that added positive results for the full fiscal year. These included: Health Care Technology, Health Care Services, and Health Care Distributors. The Information Technology sector was a secondary theme among the positive performance contributors over the last 12 months. This was achieved through the Fund’s investments in Systems Software stocks, Internet Software & Services, and Data Processing & Outsourced Services.

Throughout the year, the Select Equities strategy attempted to seek out quality companies with the goal of finding tomorrow’s leaders. Unfortunately, this was not the most profitable approach as lower quality companies, which had been more severely punished during the 2008-2009 bear market, bounced back faster. Considering the market’s vigorous reversal from the March low, we believe that we have seen the worst of such trends and are at the forefront of an environment where continued market strength is more dependent on quality names resuming leadership. The Leuthold Select Equities Fund has seen improvement in recent months and we continue to focus on building this disciplined approach to provide for investment success over the longer-term.

Leuthold Global Clean Technology Fund
One of our two newest Funds, we are particularly excited about the prospects for this Leuthold Global Clean Technology Fund. The Fund allocates its investments, globally, in companies that endeavor to reduce the human impact on the environment, such as through energy efficient and “clean” technologies, innovations, and solutions. A confluence of factors will help increase the demand for products from firms focused on technologies that clean, preserve, and/or maximize the earth’s resources, making these firms excellent long-term investments. In brief, noteworthy dynamics include: political influence, higher fossil fuel prices, growing world population, changing energy source preferences, commodity price volatility, and significant and growing markets.
We believe we are in the early stages of a multi-decade opportunity.

This Fund began trading on July 22, 2009, and therefore does not have a full year of performance to discuss in this annual review. However, thus far it is off to a solid beginning: since inception on July 22, 2009 through September 30, 2009, the retail share class of the Fund had a total return gain of +15.20% versus the Cleantech Index total return gain of +10.23%, and the MSCI AC World Index total return gain of +12.79%.

Leuthold Hedged Equity Fund
The second of our two newest Funds, the Leuthold Hedged Equity Fund, will generally try to maintain equal weightings of gross long exposure and gross short exposure. For the long stock exposure, the Fund intends to primarily use the group selection and rotation approach of the Leuthold Select Industries Fund. However, the Fund may use other quantitative investment strategies for its long stock exposure, such as the Leuthold Select Equities strategy and the Leuthold Undervalued & Unloved strategy. In attaining the Leuthold Hedged Equity Fund’s short stock exposure, the Fund will generally employ the investment strategy of the Grizzly Short Fund.

This Fund began trading on July 22, 2009, and therefore does not have a full year of performance to discuss in this annual review. Since inception on July 22, 2009 through September 30, 2009, the Fund had a total return loss of -4.40% versus the S&P 500 total return gain of +11.27% over the same time frame. With one half of the portfolio held in stocks sold short, the Fund obviously does not intend to match the upside of market advances; however, the Fund’s performance thus far has been perceptively dragged down by the extreme underperformance of our short-selling strategy. The blast off the initial lows is subsiding and the market should begin paying closer attention to quality rather than beta. This transition should benefit our short-selling portion of the portfolio going forward, looking out over the next 12 months.

Grizzly Short Fund
The Grizzly Short Fund lost a lot of ground this year as the market recovered from the March 9, 2009 low. The recent bear market that ended on March 9th dropped faster than historical bear markets and it makes sense that the rebound has been swifter as well. Needless to say, as a strategy designed to profit in down market conditions, this was a not a constructive period for the Grizzly Short Fund.

➢
For the fiscal year ended September 30, 2009, the Grizzly Short Fund produced a sizeable total return loss of -32.54%. This does not compare favorably with the -6.91% total return loss of the S&P 500 and the S&P Mid Cap index total return loss of -3.11% over the same time frame. (This performance disparity is extremely unfavorable because shortselling the S&P 500 or S&P Mid Cap would have produced gains of around +6% and +3%, respectively, while using the Grizzly Short Fund over the last year produced a big loss.)

Please keep in mind that the Grizzly Short Fund has extremely high turnover, and sector concentrations and industry group exposure can fluctuate from day to day. The individual stock positions are similarly weighted across the portfolio, and there are limitations on how much of the portfolio can be concentrated within a particular sector or sub-industry group therein. These features, combined with the Fund’s quantitative methodology, make it unrealistic to attribute specific performance dynamics to isolated short positions. Sector concentrations and stock market themes are more practical portfolio characteristics to use when reviewing Grizzly Short Fund performance drivers.

The Grizzly Short Fund began the year extending its gains from the prior year. Between October 2008 and the March 9, 2009, market low, the Grizzly Short Fund turned in a total return gain of +59.76%. In ensuing months, a strong rally lifted most stocks through the balance of the Fund’s fiscal year. This was a punishing reversal for the Grizzly Fund, which proceeded to lose -57.78% (total return) from March 9th through September 30, 2009. While the rebounding stock market is the basic origin of the significant net losses in Grizzly Short Fund performance over the last 12 months, the following concentrations and themes were among the most significant additional contributors leading to the Fund’s extreme under-performance, compared to index shorts, over this time frame.

Two of the best areas to be short in 2007-2008 (the prior fiscal year), and which benefited the Grizzly Short Fund at the time, were Consumer Discretionary and Information Technology. They have since become the two worst performing sectors to short since the March 9th market low. As luck would have it, our Grizzly Fund disciplines have not moved the Fund away from these areas, and they remain two of the heaviest weights within the Grizzly Short Fund's equity exposure – and big performance detractors during this fiscal year ended September 30, 2009. Portfolio exposure to these sectors included stocks from Auto Parts & Equipment, Semiconductor Equipment, Computer Storage & Peripherals, Cable & Satellite, Semiconductors, and Internet Retail.

As can be presumed by the Fund’s results over the last 12 months, there was very little to offset the Fund’s declines since the market’s powerful rebound off the March 9th low. The few portfolio additives could only minimally serve to curtail such large losses. Industry groups that resulted in portfolio gains included: Casinos & Gaming, Data Processing & Outsourced Services, Publishing, and Packaged Foods & Meats.

Additional Comments Related to the Grizzly Short Fund
Our most recent assessment of our broad market analysis (the Major Trend Index) leaves us firmly “bullish” in our outlook for the stock market going forward though the end of 2009 and the first part of 2010. Due to this we would expect the Grizzly Short Fund to continue to produce losses during this time. However, the initial blast off the lows is subsiding and the market should begin paying closer attention to quality rather than beta. This transition should benefit our short-selling approach, and allow for more opportunities to profit as there will be vulnerable areas of the stock market regardless of the underlying trend.

Investors who are not experienced in short-selling and adjusting market risk should consider the Leuthold Asset Allocation Fund which has the flexibility built into its disciplines to overlay the short-selling strategy of the Grizzly Fund as a hedge against stock market declines when we view the stock market as overvalued and vulnerable to a downside correction.

The Grizzly Short Fund’s year-by-year results are volatile, and while the advantage for employing a short-selling strategy during down-market years is clear (as evidenced by results of 2007-2008), the tremendous risk of short-selling in rising market conditions should also now be very apparent considering the results of this recent fiscal year ended September 30, 2009.
Investors should expect to lose money during rising market conditions.

IN CLOSING

There have never been any crystal balls at our firm, but we do have economic and market history as a guide. Barring a major “left field” event, our outlook for the next three to six months is positive (especially through 2009). November/December 2009 may, in fact, prove to be a capitulation market, where underinvested and underperforming professionals throw in the towel and scramble to improve their annual performance numbers by loading up on stocks. It could be one heck of a year end rally.

Nevertheless, as mentioned earlier, it is our disciplines, not our gut feelings, which will determine the course of our investment strategies over the coming twelve months. While no market cycle will exactly mimic the progression of a prior cycle, it is important to recognize that financial history can serve as a vast early-warning system. In addition, our quantitative disciplines are the guiding principles for our investment strategies, designed to remove emotions, restrict subjective judgment, and diminish the potential for personal bias to cloud portfolio decisions. We believe that adherence to these disciplines allows us to identify opportunities and attempt to protect assets in both up and down market cycles.

We think it is important to remind shareholders that our firm is majority employee-owned and has a very high level of employee investment in our own Leuthold Funds. This employee confidence in – and loyalty to – the strategies is a point that we are especially proud of, and we believe it speaks volumes about the commitment of the people involved. Additionally, it is important for shareholders to be reminded that, although Leuthold’s name is on the door, all our strategies are team-managed, and in most cases the same professionals have been involved with their respective Funds since inception of each strategy. Furthermore, the same investment professionals managing the Funds are responsible for the research behind the development of the Fund concepts, and sit on the Investment Strategy Committee. This structure allows for an improved flow of insight and opinion from an eclectic mixture of backgrounds and experience. While our team approach eliminates the risks associated with a “one man show,” it also serves as a function of checks-and-balances for ensuring adherence to the investment disciplines. Portfolio decisions must always align with the methodologies.

We thank you for your continued support.

Sincerely,

Steve Leuthold	Andy Engel, CFA	James Floyd, CFA
Portfolio Team Leader	Co-Portfolio Manager	Co-Portfolio Manager

Eric Bjorgen, CFA	Matt Paschke, CFA	Doug Ramsey, CFA, CMT	Greg Swenson, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The Leuthold Funds

Expense Example – September 30, 2009 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2009 – September 30, 2009).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Undervalued & Unloved Fund, and Leuthold Hedged Equity Fund charge a 2% redemption fee for redemptions made within five business days after a purchase and the Leuthold Global Clean Technology Fund charges a 2% redemption fee for redemptions made within 30 days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, interest expense, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The Leuthold Funds

Expense Example Tables (Unaudited)
Leuthold Core Investment Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual**	$1,000.00	$1,300.30	$ 6.52
Hypothetical (5% return before expenses)***	1,000.00	1,019.40	5.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.52 and the Fund’s annualized expense ratio would be 1.13%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.72 and the Fund’s annualized expense ratio would be 1.13%.

Leuthold Core Investment Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual**	$1,000.00	$1,301.40	$ 5.83
Hypothetical (5% return before expenses)***	1,000.00	1,020.00	5.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.83 and the Fund’s annualized expense ratio would be 1.01%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.11 and the Fund’s annualized expense ratio would be 1.01%.

Leuthold Asset Allocation Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual**	$1,000.00	$1,324.80	$ 7.75
Hypothetical (5% return before expenses)***	1,000.00	1,018.40	6.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.75 and the Fund’s annualized expense ratio would be 1.33%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.73 and the Fund’s annualized expense ratio would be 1.33%.

Leuthold Asset Allocation Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual**	$1,000.00	$1,327.90	$ 6.30
Hypothetical (5% return before expenses)***	1,000.00	1,019.65	5.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.30 and the Fund’s annualized expense ratio would be 1.08%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.47 and the Fund’s annualized expense ratio would be 1.08%.

The Leuthold Funds

Expense Example Tables (Unaudited)
Leuthold Global Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual**	$1,000.00	$1,349.60	$ 10.43
Hypothetical (5% return before expenses)***	1,000.00	1,016.19	8.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $10.13 and the Fund’s annualized expense ratio would be 1.72%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $8.69 and the Fund’s annualized expense ratio would be 1.72%.

Leuthold Global Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual**	$1,000.00	$1,352.60	$ 9.02
Hypothetical (5% return before expenses)***	1,000.00	1,017.40	7.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $8.73 and the Fund’s annualized expense ratio would be 1.48%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.49 and the Fund’s annualized expense ratio would be 1.48%.

Leuthold Select Industries Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual	$1,000.00	$1,273.10	$ 7.58
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Undervalued & Unloved Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual	$1,000.00	$1,399.80	$ 8.72
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

The Leuthold Funds

Expense Example Tables (Unaudited)
Leuthold Select Equities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual	$1,000.00	$1,201.10	$ 10.15
Hypothetical (5% return before expenses)	1,000.00	1,015.84	9.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Clean Technology Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	April 1, 2009	September 30, 2009	April 1, 2009- September 30, 2009
Actual	$1,000.00	$1,152.00	$ 4.27*
Hypothetical (5% return before expenses)	1,000.00	1,014.49	10.45**

*
Expenses are equal to the Fund's annualized expense ratio of 2.07%, multiplied by the average account value over the period, multiplied by 70/365 (to reflect the period from July 22, 2009 to September 30, 2009, the Fund’s commencement of operations date to the end of the period) to reflect the Fund’s actual expenses.

**	Expenses are equal to the Fund's annualized expense ratio of 2.07%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Clean Technology Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual	$1,000.00	$1,352.60	$ 4.11*
Hypothetical (5% return before expenses)	1,000.00	1,015.94	9.20**

*
Expenses are equal to the Fund's annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 70/365 (to reflect the period from July 22, 2009 to September 30, 2009, the Fund’s commencement of operations date to the end of the period) to reflect the Fund’s actual expenses.

**	Expenses are equal to the Fund's annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Hedged Equity Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	April 1, 2009	September 30, 2009	April 1, 2009- September 30, 2009
Actual***	$1,000.00	$ 956.00	$ 5.05 *
Hypothetical (5% return before expenses)****	1,000.00	1,011.58	13.56 **

*
Expenses are equal to the Fund's annualized expense ratio of 2.69%, multiplied by the average account value over the period, multiplied by 70/365 (to reflect the period from July 22, 2009 to September 30, 2009, the Fund’s commencement of operations date to the end of the period) to reflect the Fund’s actual expenses.

**	Expenses are equal to the Fund's annualized expense ratio of 2.69%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
***	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $4.46 and the Fund’s annualized expense ratio would be 2.38%.
****	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $12.01 and the Fund’s annualized expense ratio would be 2.38%.

The Leuthold Funds

Expense Example Tables (Unaudited)
Leuthold Hedged Equity Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009**	September 30, 2009	April 1, 2009 - September 30, 2009
Actual***	$1,000.00	$ 957.00	$ 4.58*
Hypothetical (5% return before expenses)****	1,000.00	1,012.84	12.31**

*
Expenses are equal to the Fund's annualized expense ratio of 2.44%, multiplied by the average account value over the period, multiplied by 70/365 (to reflect the period from July 22, 2009 to September 30, 2009, the Fund’s commencement of operations date to the end of the period) to reflect the Fund’s actual expenses.

**	Expenses are equal to the Fund's annualized expense ratio of 2.44%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
***	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $3.98 and the Fund’s annualized expense ratio would be 2.12%.
****	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $10.71 and the Fund’s annualized expense ratio would be 2.12%.

Grizzly Short Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2009	September 30, 2009	April 1, 2009 - September 30, 2009
Actual**	$1,000.00	$555.60	$ 9.91
Hypothetical (5% return before expenses)***	1,000.00	1,012.33	12.81

*	Expenses are equal to the Fund's annualized expense ratio of 2.54%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.16 and the Fund’s annualized expense ratio would be 1.58%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.99 and the Fund’s annualized expense ratio would be 1.58%.

The Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings • September 30, 2009

Leuthold Asset Allocation Fund
Allocation of Portfolio Holdings • September 30, 2009

Leuthold Global Fund
Allocation of Portfolio Holdings • September 30, 2009

The Leuthold Funds
(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings • September 30, 2009*

Leuthold Undervalued & Unloved Fund
Allocation of Portfolio Holdings • September 30, 2009*

Leuthold Select Equities Fund
Allocation of Portfolio Holdings • September 30, 2009*

* Excludes short-term investments

The Leuthold Funds
(Unaudited)

Leuthold Global Clean Technology Fund
Allocation of Portfolio Holdings • September 30, 2009*

Leuthold Hedged Equity Fund
Allocation of Portfolio Holdings (Net Exposure) • September 30, 2009*

Grizzly Short Fund
Allocation of Portfolio Holdings • September 30, 2009*

* Excludes short-term investments

The Leuthold Funds

		Fair Value
Leuthold Core Investment Fund (Unaudited)
Components of Portfolio Holdings
U.S. Traded Equity Securities		$787,188,705
Non-U.S. Traded Equity Securities		94,839,331
Emerging Country Investments		180,738,758
Short-Term Investments		119,408,665
High Yield Bond Funds		111,899,444
Brazilian Bonds		80,683,224
Precious Metals		32,603,897
	Total:	$1,407,362,024

Leuthold Asset Allocation Fund (Unaudited)
Components of Portfolio Holdings
U.S. Traded Equity Securities		$670,626,115
Non-U.S. Traded Equity Securities		81,323,376
Emerging Country Investments		159,390,638
High Yield Bond Funds		97,469,832
Brazilian Bonds		85,344,999
Short-Term Investments		58,813,013
Precious Metals		32,553,390
	Total:	$1,185,521,363

Leuthold Global Fund (Unaudited)
Components of Portfolio Holdings
U.S. Traded Equity Securities		$71,733,767
Non-U.S. Traded Equity Securities		49,478,701
Short-Term Investments		18,202,269
High Yield Bond Funds		14,929,719
Foreign Government Bonds		8,810,337
Precious Metals		3,784,309
U.S. Traded Equity Securities - Short		1,068,136
Non-U.S. Traded Equity Securities - Short		883,243
	Total:	$168,890,481

Leuthold Select Industries Fund (Unaudited)
Components of Portfolio Holdings*
Information Technology		$12,974,788
Financials		8,210,371
Health Care		7,667,720
Industrials		4,876,504
Telecommunication Services		3,794,694
Utilities		3,127,114
Materials		3,100,369
Consumer Discretionary		2,353,210
Exchange Traded Funds		941,395
Energy		54,252
	Total:	$47,100,417

Leuthold Undervalued & Unloved Fund (Unaudited)
Components of Portfolio Holdings*
Information Technology		$2,476,141
Financials		2,304,776
Materials		1,752,708
Energy		1,538,261
Industrials		1,394,069
Consumer Discretionary		753,810
Telecommunication Services		633,455
Health Care		404,959
Utilities		250,586
Consumer Staples		146,758
	Total:	$11,655,523

* Excludes short-term investments

The Leuthold Funds

		Fair Value
Leuthold Select Equities Fund (Unaudited)
Components of Portfolio Holdings*
Information Technology		$2,611,594
Health Care		2,511,457
Consumer Discretionary		1,154,664
Consumer Staples		1,139,796
Industrials		856,842
Materials		625,292
Energy		446,857
Utilities		195,559
Telecommunication Services		183,078
Financials		152,168
	Total:	$9,877,307

Leuthold Global Clean Technology Fund (Unaudited)
Components of Portfolio Holdings*
Industrials		$4,004,453
Information Technology		1,247,368
Utilities		1,164,320
Energy		1,061,732
Exchange Traded Funds		369,793
Consumer Discretionary		360,998
Health Care		162,311
Materials		72,444
Financials		33,936
	Total:	$8,477,355

Leuthold Hedged Equity Fund (Unaudited)
Components of Portfolio Holdings*
Information Technology		$289,251
Financials		181,863
Health Care		169,067
Industrials		98,529
Telecommunication Services		84,467
Utilities		69,618
Materials		68,950
Consumer Discretionary		40,849
Exchange Traded Funds		38,012
Energy		498
		1,041,104

Financials - Short		209,864
Information Technology - Short		180,456
Consumer Discretionary - Short		167,742
Materials - Short		111,364
Health Care - Short		91,564
Energy - Short		64,396
Industrials - Short		59,908
Telecommunication Services - Short		53,632
Exchange Traded Funds - Short		43,589
Utilities - Short		18,405
Consumer Staples - Short		17,512
		1,018,432
	Total:	$2,059,536

Grizzly Short Fund (Unaudited)
Components of Portfolio Holdings*
Financials		$16,251,897
Information Technology		13,985,887
Consumer Discretionary		12,974,260
Materials		8,662,693
Health Care		7,066,271
Energy		4,971,469
Industrials		4,648,923
Telecommunication Services		4,139,557
Exchange Traded Funds		3,445,431
Utilities		1,420,915
Consumer Staples		1,351,434
	Total:	$78,918,737

* Excludes short-term investments

The Leuthold Funds

Leuthold Core Investment Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	10 Year
Leuthold Core Investment Fund-Retail Class	4.95%	4.91%	7.81%	9.21%
Lipper Flexible Fund Index	2.90%	0.32%	4.25%	2.70%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(0.15%)

A $10,000 Investment in the Leuthold Core Investment Fund – Retail Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/99. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Core Investment Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class	5.14%	5.05%	n/a	4.17%
Lipper Flexible Fund Index	2.90%	0.32%	4.25%	1.09%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(3.01%)

A $1,000,000 Investment in the Leuthold Core Investment Fund – Institutional Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Asset Allocation Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund - Retail Class	(1.20%)	0.32%	n/a	(0.53%)
Lipper Flexible Fund Index	2.90%	0.32%	4.25%	1.46%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(2.97%)

A $10,000 Investment in the Leuthold Asset Allocation Fund – Retail Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Asset Allocation Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund – Institutional Class	(0.85%)	n/a	n/a	(2.57%)
Lipper Flexible Fund Index	2.90%	0.32%	4.25%	(2.24%)
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(8.87%)

A $1,000,000 Investment in the Leuthold Asset Allocation Fund – Institutional Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/07 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Global Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class	8.28%	n/a	n/a	(5.58%)
MSCI All Country World Index	0.53%	(2.71%)	5.10%	(12.53%)
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(12.23%)

A $10,000 Investment in the Leuthold Global Fund - Retail Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009, the MSCI ACWI consisted of 45 country indices comprising 23 developed and 22 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/1/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Global Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Institutional Class	8.63%	n/a	n/a	(5.39%)
MSCI All Country World Index	0.53%	(2.71%)	5.10%	(15.79%)
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(15.21%)

A $1,000,000 Investment in the Leuthold Global Fund  - Institutional Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009, the MSCI ACWI consisted of 45 country indices comprising 23 developed and 22 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 4/30/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Select Industries Fund

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Leuthold Select Industries Fund	(1.69%)	1.24%	8.13%	6.61%
Russell 2000 Index	(9.55%)	(4.57%)	2.41%	2.91%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(1.82%)

A $10,000 Investment in the Leuthold Select Industries Fund

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Leuthold Undervalued & Unloved Fund	(8.25%)	n/a	n/a	(8.79%)
Russell 3000 Value Index	(10.79%)	(7.78%)	0.96%	(9.62%)
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(7.10%)

A $10,000 Investment in the Leuthold Undervalued & Unloved Fund

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 11/14/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Select Equities Fund

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Leuthold Select Equities Fund	(21.78%)	(8.83%)	n/a	(10.34%)
Russell 2000 Index	(9.55%)	(4.57%)	2.41%	(3.39%)
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(2.97%)

A $10,000 Investment in the Leuthold Select Equities Fund

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Global Clean Technology Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception(1)
Leuthold Global Clean Technology Fund - Retail Class	n/a	n/a	n/a	15.20%
Cleantech Index	(9.95%)	(0.39%)	25.13%	10.23%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	11.27%

A $10,000 Investment in the Leuthold Global Clean Technology Fund - Retail Class

The Cleantech Index  (“Index”) is a modified equally weighted index that seeks to reflect the soaring global demand for clean technology-based solutions to the enormous environmental and resource scarcity challenges that confront our planet. Clean technology (“cleantech”) products include any technology or service that reduces humans’ impact on the environment. The Index is comprised of stocks (including ADS/ADRs) of publicly traded companies worldwide innovating and commercially deploying across a broad range of industry sectors: alternative energy, clean water, resource conservation, clean environment, etc. The Index Provider, Cleantech Indices, LLC considers a company to qualify as a “cleantech company” when the company derives at least 50% of its revenues or operating profits from cleantech businesses.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(1) Not annualized

The Leuthold Funds

Leuthold Global Clean Technology Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception(1)
Leuthold Global Clean Technology Fund – Institutional Class	n/a	n/a	n/a	15.20%
Cleantech Index	(9.95%)	(0.39%)	25.13%	10.23%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	11.27%

A $1,000,000 Investment in the Leuthold Global Clean Technology Fund - Institutional Class

The Cleantech Index  (“Index”) is a modified equally weighted index that seeks to reflect the soaring global demand for clean technology-based solutions to the enormous environmental and resource scarcity challenges that confront our planet. Clean technology (“cleantech”) products include any technology or service that reduces humans’ impact on the environment. The Index is comprised of stocks (including ADS/ADRs) of publicly traded companies worldwide innovating and commercially deploying across a broad range of industry sectors: alternative energy, clean water, resource conservation, clean environment, etc. The Index Provider, Cleantech Indices, LLC considers a company to qualify as a “cleantech company” when the company derives at least 50% of its revenues or operating profits from cleantech businesses.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
(1) Not annualized

The Leuthold Funds

Leuthold Hedged Equity Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception(1)
Leuthold Hedged Equity Fund - Retail Class	n/a	n/a	n/a	(4.40%)
Russell 2000 Index	(9.55%)	(4.57%)	2.41%	14.60%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	11.27%

A $10,000 Investment in the Leuthold Hedged Equity Fund - Retail Class

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(1) Not annualized

The Leuthold Funds

Leuthold Hedged Equity Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception(1)
Leuthold Hedged Equity Fund – Institutional Class	n/a	n/a	n/a	(4.30%)
Russell 2000 Index	(9.55%)	(4.57%)	2.41%	14.60%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	11.27%

A $1,000,000 Investment in the Leuthold Hedged Equity Fund - Institutional Class

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(1) Not annualized

The Leuthold Funds

Grizzly Short Fund

Average Annual Rate of Return For Periods Ended
September 30, 2009

	1 Year	3 Year	5 Year	Since Inception
Grizzly Short Fund	(32.54%)	(1.91%)	(5.28%)	(1.15%)
Russell 2000 Index	(9.55%)	(4.57%)	2.41%	2.91%
S&P 500 Index	(6.91%)	(5.43%)	1.02%	(1.82%)

A $10,000 Investment in the Grizzly Short Fund

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Statements of Assets and Liabilities
September 30, 2009

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold	Leuthold
	Investment	Allocation	Global	Select	Undervalued
	Fund	Fund	Fund	Industries	& Unloved
	(Consolidated)	(Consolidated)	(Consolidated)	Fund	Fund

ASSETS:
Investments, at cost	$1,230,721,380	$1,027,872,798	$147,498,294	$41,486,947	$9,432,384

Investments, at fair value	$1,407,362,024	$1,185,521,363	$166,939,113	$47,691,501	$11,720,710
Cash	—	—	2,475	—	—
Foreign currency (cost $0, $0, $11,
$0, and $0, respectively)	—	—	11	—	—
Receivable for Fund shares sold	5,452,003	3,280,311	3,450,348	213,230	—
Receivable for investments sold	513,087	22,218,702	14,600,200	10,859	—
Collateral at broker for
securities sold short	—	—	2,917,404	—	—
Interest receivable	2,200,368	2,323,729	182,602	50	38
Dividends receivable	1,058,636	1,617,634	310,261	29,018	18,826
Receivable from Adviser	—	—	—	––	—
Other assets	34,176	48,037	39,251	9,167	12,530
Total Assets	1,416,620,294	1,215,009,776	188,441,665	47,953,825	11,752,104

LIABILITIES:
Securities sold short, at fair value
(proceeds $0, $0, $1,673,040,
$0, and $0, respectively)	—	—	1,951,379	—	—
Payable for investments purchased	8,177,500	12,156,398	6,389,593	295,642	—
Payable for Fund shares redeemed	620,076	1,786,894	––	26,187	—
Payable to Adviser	979,976	908,770	179,032	37,971	7,791
Payable to Custodian	198,327	73,241	49,356	6,688	997
Dividends payable on securities sold short	—	—	––	––	—
Distribution (Rule 12b-1) fees payable	—	414,134	26,670	––	6,052
Shareholder servicing fees payable	215,392	—	––	7,936	––
Accrued expenses and other liabilities	404,659	598,569	74,395	36,041	23,969
Total Liabilities	10,595,930	15,938,006	8,670,425	410,465	38,809
NET ASSETS	$1,406,024,364	$1,199,071,770	$179,771,240	$47,543,360	$11,713,295

See notes to the financial statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2009

	Leuthold		Leuthold
	Core		Asset		Leuthold		Leuthold	Leuthold
	Investment		Allocation		Global		Select	Undervalued
	Fund		Fund		Fund		Industries	& Unloved
	(Consolidated)		(Consolidated)		(Consolidated)		Fund	Fund
NET ASSETS CONSIST OF:
Capital stock	$1,426,162,865		$1,689,813,141		$166,622,596		$48,729,611	$19,475,151
Accumulated net investment
income/(loss)	(34,281,751)		(66,592,857)		(828,157)		––	6,320
Accumulated net realized
loss on investments	(162,606,567)		(581,912,064)		(5,195,386)		(7,390,850)	(10,056,502)
Net unrealized appreciation on
investments and short positions	176,749,817		157,763,550		19,172,187		6,204,599	2,288,326
Total Net Assets	$1,406,024,364		$1,199,071,770		$179,771,240		$47,543,360	$11,713,295

Retail Class Shares
Net assets	$944,341,607		$849,399,319		$58,120,794		$47,543,360	$11,713,295
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	59,802,107		93,101,412		6,405,267		3,708,364	1,585,478
Net Asset Value, Redemption
Price and Offering Price
Per Share	$15.79	*	$9.12	*	$9.07	*	$12.82	$7.39	*

Institutional Class Shares
Net assets	$461,682,757		$349,672,451		$121,650,446		n/a	n/a
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	29,263,716		38,312,579		13,390,870		n/a	n/a
Net Asset Value, Redemption
Price and Offering Price
Per Share	$15.78	*	$9.13	*	$9.08	*	n/a	n/a
* Redemption price may differ from NAV if redemption fee is applied.

See notes to the financial statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2009

	Leuthold	Leuthold	Leuthold
	Select	Global Clean	Hedged	Grizzly
	Equities	Technology	Equity	Short
	Fund	Fund	Fund	Fund
ASSETS:
Investments, at cost	$8,839,321	$7,877,775	$1,036,628	$87,240,195

Investments, at fair value	$9,921,568	$8,843,364	$1,091,357	$87,241,983
Cash	—	271	—	—
Foreign currency (cost $0, $0, $0,
and $0, respectively)	—	—	—	—
Receivable for Fund shares sold	20,225	83,129	483,000	3,049,053
Receivable for investments sold	551,457	33,306	308,750	5,103,925
Collateral at brokers for
securities sold short	—	—	1,565,176	75,739,533
Interest receivable	7	49	5	1,439
Dividends receivable	20,282	1,734	425	––
Receivable from Adviser	—	12,872	18,567	—
Other assets	9,680	––	––	22,813
Total Assets	10,523,219	8,974,725	3,467,280	171,158,746

LIABILITIES:
Securities sold short, at fair value
(proceeds $0, $0, $987,842,
and $73,170,165, respectively)	—	––	1,018,432	78,918,737
Payable for investments purchased	405,750	314,455	311,322	5,797,240
Payable for Fund shares redeemed	104	––	––	––
Payable to Adviser	8,597	––	––	84,869
Payable to Custodian	875	3,663	2,228	2,212
Dividends payable on securities sold short	—	––	270	35,291
Distribution (Rule 12b-1) fees payable	6,493	399	135	—
Shareholder servicing fees payable	—	––	––	15,451
Accrued expenses and other liabilities	24,479	27,028	25,091	60,688
Total Liabilities	446,298	345,545	1,357,478	84,914,488

NET ASSETS	$10,076,921	$8,629,180	$2,109,802	$86,244,258

See notes to the financial statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2009

	Leuthold	Leuthold		Leuthold
	Select	Global Clean		Hedged		Grizzly
	Equities	Technology		Equity		Short
	Fund	Fund		Fund		Fund
NET ASSETS CONSIST OF:
Capital stock	$20,875,610	$7,688,240		$2,138,406		$112,393,928
Accumulated net investment loss	––	(8)		––		––
Accumulated net realized
loss on investments	(11,880,936)	(24,668)		(52,743)		(20,402,886)
Net unrealized appreciation/
(depreciation) on investments
and short positions	1,082,247	965,616		24,139		(5,746,784)
Total Net Assets	$10,076,921	$8,629,180		$2,109,802		$86,244,258

Retail Class Shares
Net assets	$10,076,921	$2,170,237		$593,636		$86,244,258
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	1,492,264	188,451		62,113		18,165,153
Net Asset Value, Redemption
Price and Offering Price
Per Share	$6.75	$11.52	*	$9.56	*	$4.75

Institutional Class Shares
Net assets	n/a	$6,458,943		$1,516,166		n/a
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	n/a	560,845		158,480		n/a
Net Asset Value, Redemption
Price and Offering Price
Per Share	n/a	$11.52	*	$9.57	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See notes to the financial statements.

The Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2009

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold	Leuthold
	Investment	Allocation	Global	Select	Undervalued
	Fund	Fund	Fund	Industries	& Unloved
	(Consolidated)	(Consolidated)	(Consolidated)	Fund	Fund
INVESTMENT INCOME:
Dividend income (net of
foreign taxes withheld
of $245,365, $240,335,
$192,813, $13,090, and
$3,727, respectively)	$23,504,035	$34,051,216	$3,045,758	$338,749	$346,287
Interest income	12,593,562	16,270,230	801,791	6,636	1,603
Total investment income	36,097,597	50,321,446	3,847,549	345,385	347,890

EXPENSES:
Investment advisory fees (Note 3)	9,886,702	11,505,102	1,424,312	343,639	97,106
Administration fees	351,078	476,568	44,899	12,339	5,127
Transfer agent fees	229,912	1,249,333	68,929	12,051	18,197
Legal fees	44,452	48,878	7,220	1,756	420
Audit fees	45,366	52,371	21,933	23,215	15,775
Fund accounting fees	92,987	125,527	29,038	6,998	3,927
Custody fees	228,619	109,321	72,194	11,807	1,185
Shareholder servicing fees -
Retail Class	971,756	—	—	30,164	––
Registration fees	60,984	157,909	42,306	23,799	25,050
Reports to shareholders	125,420	151,425	19,565	4,936	1,402
Directors’fees	64,298	91,652	7,327	2,251	890
Distribution (Rule 12b-1) fees -
(Note 4)	––	1,887,888	93,331	––	31,719
Other	43,857	56,934	2,288	1,310	585
Total expenses before dividends and
interest on short positions	12,145,431	15,912,908	1,833,342	474,265	201,383
Dividends and interest on
short positions	154,015	197,203	54,090	––	—
Reimbursement from Adviser	—	—	––	—	(7,171)
Total expenses	12,299,446	16,110,111	1,887,432	474,265	194,212
NET INVESTMENT INCOME/
(LOSS)	$23,798,151	$34,211,335	$1,960,117	$(128,880)	$153,678

See notes to the financial statements.

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2009

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold	Leuthold
	Investment	Allocation	Global	Select	Undervalued
	Fund	Fund	Fund	Industries	& Unloved
	(Consolidated)	(Consolidated)	(Consolidated)	Fund	Fund
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
INVESTMENT COMPANIES,
SHORT POSITIONS, FOREIGN
CURRENCY, AND FOREIGN
CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$(248,069,149)	$(941,250,542)	$(6,753,903)	$(5,916,236)	$(6,586,377)
Investment companies	36,074,293	395,012,077	(38,574)	(471,370)	––
Realized gain distributions
received from investment
companies	2,119,773	2,823,290	—	—	––
Short positions	9,474,942	11,840,370	1,298,063	––	––
Foreign currency and foreign
currency translation	(565,120)	(9,537)	18,058	62	––
Net unrealized appreciation
(depreciation) during the period on:
Investments	156,967,541	257,020,589	24,702,401	6,148,296	3,090,356
Investment companies	50,269,541	91,842,100	2,674,270	(20,005)	––
Short positions	—	—	(312,583)	––	––
Foreign currency and foreign
currency translation	1,141,797	1,282,947	76,154	45	––

Net realized and unrealized
gain (loss) on investments,
investment companies, short
positions, foreign currency,
and foreign currency translation	7,413,618	(181,438,706)	21,663,886	(259,208)	(3,496,021)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$31,211,769	$(147,227,371)	$23,624,003	$(388,088)	$(3,342,343)

See notes to the financial statements.

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2009

	Leuthold	Leuthold	Leuthold
	Select	Global Clean	Hedged	Grizzly
	Equities	Technology	Equity	Short
	Fund	Fund*	Fund*	Fund
INVESTMENT INCOME:
Dividend income (net of
foreign taxes withheld
of $3,011, $299, $47,
and $0, respectively)	$193,100	$3,987	$869	$––
Interest income	2,103	97	––	986,783
Total investment income	195,203	4,084	869	986,783

EXPENSES:
Investment advisory fees (Note 3)	124,556	12,876	2,205	1,755,121
Administration fees	4,520	488	45	43,742
Transfer agent fees	20,237	3,082	3,028	27,879
Legal fees	401	231	26	2,227
Audit fees	15,997	14,998	15,000	27,610
Fund accounting fees	3,214	1,882	1,459	12,827
Custody fees	2,467	3,663	2,224	3,120
Shareholder servicing fees -
Retail Class	––	—	—	122,510
Registration fees	30,589	6,340	6,341	46,052
Reports to shareholders	1,321	490	51	11,765
Directors’fees	874	––	––	7,690
Distribution (Rule 12b-1) fees -
(Note 4)	30,621	399	135	––
Other	581	––	––	7,129
Total expenses before dividends and
interest on short positions	235,378	44,449	30,514	2,067,672
Dividends and interest on
short positions	––	––	557	2,892,294
Reimbursement from Adviser	(4,950)	(20,629)	(26,633)	—
Total expenses	230,428	23,820	4,438	4,959,966
NET INVESTMENT LOSS	$(35,225)	$(19,736)	$(3,569)	$(3,973,183)

* Period from July 22, 2009 (commencement of operations) through September 30, 2009.

See notes to the financial statements.

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2009

	Leuthold	Leuthold	Leuthold
	Select	Global Clean	Hedged	Grizzly
	Equities	Technology	Equity	Short
	Fund	Fund*	Fund*	Fund
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
INVESTMENT COMPANIES,
SHORT POSITIONS, FOREIGN
CURRENCY, AND FOREIGN
CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$(9,287,252)	$(17,563)	$5,190	$––
Investment companies	––	(9,964)	(1,960)	—
Realized gain distributions
received from investment
companies	––	––	—	—
Short positions	––	––	(55,798)	(6,600,466)
Foreign currency and foreign
currency translation	––	2,851	––	852
Net unrealized appreciation
(depreciation) during the period on:
Investments	4,506,204	967,515	54,527	(26,512)
Investment companies	––	(1,926)	202	––
Short positions	—	—	(30,590)	(18,278,014)
Foreign currency and foreign
currency translation	(3)	27	––	(374)

Net realized and unrealized
gain (loss) on investments,
investment companies, short
positions, foreign currency,
and foreign currency translation	(4,781,051)	940,940	(28,429)	(24,904,514)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$(4,816,276)	$921,204	$(31,998)	$(28,877,697)

* Period from July 22, 2009 (commencement of operations) through September 30, 2009.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Statements of Changes in Net Assets

	Year Ended
	September 30, 2009	Year Ended
	(Consolidated)	September 30, 2008
OPERATIONS:
Net investment income	$23,798,151	$26,222,303
Net realized gain (loss) on investments, investment companies,
short positions, foreign currency, and foreign currency translation	(200,965,261)	43,030,504
Net unrealized appreciation (depreciation) on investments,
investment companies, short positions, foreign currency,
and foreign currency translation	208,378,879	(256,067,844)
Net increase (decrease) in net assets from operations	31,211,769	(186,815,037)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(8,208,970)	(24,561,176)
From net investment income - Institutional Class	(2,984,376)	(5,258,958)
From net realized gains - Retail Class	—	(275,904,309)
From net realized gains - Institutional Class	—	(36,566,524)
Return of capital - Retail Class	(416,061)	––
Return of capital - Institutional Class	(145,055)	––
Total distributions	(11,754,462)	(342,290,967)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	186,115,028	37,688,616
Proceeds from shares sold - Institutional Class	214,116,385	189,707,114
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	8,084,798	281,231,258
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	3,068,737	37,407,711
Cost of shares redeemed - Retail Class *	(351,579,721)	(347,390,772)
Cost of shares redeemed - Institutional Class **	(94,803,734)	(26,246,114)
Net increase (decrease) in net assets from capital share transactions	(34,998,507)	172,397,813

TOTAL DECREASE IN NET ASSETS:	(15,541,200)	(356,708,191)
NET ASSETS
Beginning of year	1,421,565,564	1,778,273,755
End of year (including accumulated net investment
loss of $(34,281,751) and $(8,439,639), respectively)	$1,406,024,364	$1,421,565,564

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	14,017,941	2,072,186
Shares sold - Institutional Class	15,601,976	10,757,454
Shares issued to holders in reinvestment of dividends - Retail Class	626,061	15,847,093
Shares issued to holders in reinvestment of dividends - Institutional Class	235,615	2,113,272
Shares redeemed - Retail Class	(27,452,158)	(19,654,181)
Shares redeemed - Institutional Class	(7,495,664)	(1,559,334)
Net increase (decrease) in shares outstanding	(4,466,229)	9,576,490

* Net of redemption fees of (Retail Class):	$6,888	$450
** Net of redemption fees of (Institutional Class):	$23	$—
See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund
Statements of Changes in Net Assets

	Year Ended
	September 30, 2009	Year Ended
	(Consolidated)	September 30, 2008
OPERATIONS:
Net investment income	$34,211,335	$30,336,510
Net realized loss on investments, investment companies, short positions,
foreign currency, and foreign currency translation	(531,584,342)	(109,227,262)
Net unrealized appreciation (depreciation) on investments, investment
companies, foreign currency, and foreign currency translation	350,145,636	(240,726,811)
Net decrease in net assets from operations	(147,227,371)	(319,617,563)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(19,928,664)	(20,723,495)
From net investment income - Institutional Class	(11,467,158)	(9,583,963)
From net realized gains - Retail Class	—	(10,125,274)
From net realized gains - Institutional Class	—	(3,393,060)
Total distributions	(31,395,822)	(43,825,792)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	419,552,436	1,239,966,127
Proceeds from shares sold - Institutional Class	164,837,640	694,899,192
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	18,315,706	28,897,396
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	10,526,794	12,656,332
Cost of shares redeemed - Retail Class *	(690,837,491)	(389,550,407)
Cost of shares redeemed - Institutional Class **	(434,393,574)	(89,962,658)
Net increase (decrease) in net assets from capital share transactions	(511,998,489)	1,496,905,982

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(690,621,682)	1,133,462,627
NET ASSETS
Beginning of year	1,889,693,452	756,230,825
End of year (including accumulated net investment
income (loss) of $(66,592,857) and $246,602, respectively)	$1,199,071,770	$1,889,693,452

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	54,606,678	111,669,575
Shares sold - Institutional Class	21,536,485	63,162,113
Shares issued to holders in reinvestment of dividends - Retail Class	2,311,462	2,658,110
Shares issued to holders in reinvestment of dividends -Institutional Class	1,338,483	1,176,132
Shares redeemed - Retail Class	(91,475,621)	(36,209,058)
Shares redeemed - Institutional Class	(56,924,983)	(8,570,073)
Net increase (decrease) in shares outstanding	(68,607,496)	133,886,799

* Net of redemption fees of (Retail Class):	$51,462	$35,649
** Net of redemption fees of (Institutional Class):	$8,310	$17,536

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Statements of Changes in Net Assets

		Period from
	Year Ended	April 30, 2008*
	September 30, 2009	through
	(Consolidated)	September 30, 2008
OPERATIONS:
Net investment income	$1,960,117	$294,739
Net realized loss on investments, investment companies, short
positions, foreign currency, and foreign currency translation	(5,476,356)	(757,097)
Net unrealized appreciation (depreciation) on investments, investment
companies, short positions, foreign currency, and foreign currency translation	27,140,242	(7,968,055)
Net increase (decrease) in net assets from operations	23,624,003	(8,430,413)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(618,634)	—
From net investment income - Institutional Class	(1,433,819)	—
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	(2,052,453)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	59,189,888	23,526,181
Proceeds from shares sold - Institutional Class	82,792,698	60,192,751
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	392,293	—
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	1,235,122	—
Cost of shares redeemed - Retail Class**	(29,844,638)	(1,144,195)
Cost of shares redeemed - Institutional Class***	(26,552,371)	(3,157,626)
Net increase in net assets from capital share transactions	87,212,992	79,417,111

TOTAL INCREASE IN NET ASSETS:	108,784,542	70,986,698
NET ASSETS
Beginning of period	70,986,698	—
End of period (including accumulated net investment
income (loss) of $(828,157) and $302,019, respectively)	$179,771,240	$70,986,698

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	7,928,026	2,472,257
Shares sold - Institutional Class	10,792,892	6,323,853
Shares issued to holders in reinvestment of dividends - Retail Class	49,459	—
Shares issued to holders in reinvestment of dividends - Institutional Class	156,565	—
Shares redeemed - Retail Class	(3,916,540)	(127,936)
Shares redeemed - Institutional Class	(3,555,197)	(327,242)
Net increase in shares outstanding	11,455,205	8,340,932

* Commencement of operations.
** Net of redemption fees of (Retail Class):	$618	$94
*** Net of redemption fees of (Institutional Class):	$—	$—

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment loss	$(128,880)	$(65,097)
Net realized loss on investments, investment companies,
foreign currency, and foreign currency translation	(6,387,544)	(312,241)
Net unrealized appreciation (depreciation) on investments,
investment companies, foreign currency, and foreign
currency translation	6,128,336	(10,959,576)
Net decrease in net assets from operations	(388,088)	(11,336,914)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(269,187)
From net realized gains	—	(18,664,389)
Return of capital	—	(90,474)
Total distributions	—	(19,024,050)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,965,333	3,369,208
Proceeds from shares issued to holders in
reinvestment of dividends	—	17,711,137
Cost of shares redeemed	(15,666,264)	(22,107,007)
Net increase (decrease) in net assets from capital share transactions	5,299,069	(1,026,662)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	4,910,981	(31,387,626)
NET ASSETS
Beginning of period	42,632,379	74,020,005
End of period (including accumulated net investment
income (loss) of $0 and $0, respectively)	$47,543,360	$42,632,379

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,915,831	216,605
Shares issued to holders in reinvestment of dividends	—	1,122,989
Shares redeemed	(1,478,826)	(1,441,428)
Net increase (decrease) in shares outstanding	437,005	(101,834)

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment income	$153,678	$262,071
Net realized loss on investments	(6,586,377)	(3,202,740)
Net unrealized appreciation (depreciation) on investments	3,090,356	(663,370)
Net decrease in net assets from operations	(3,342,343)	(3,604,039)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(205,927)	(199,951)
Total distributions	(205,927)	(199,951)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,763,891	19,074,505
Proceeds from shares issued to holders in
reinvestment of dividends	200,336	196,229
Cost of shares redeemed*	(9,904,032)	(6,690,744)
Net increase (decrease) in net assets from capital share transactions	(4,939,805)	12,579,990

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(8,488,075)	8,776,000
NET ASSETS
Beginning of period	20,201,370	11,425,370
End of period (including accumulated net investment
income of $6,320 and $62,181, respectively)	$11,713,295	$20,201,370

CHANGES IN SHARES OUTSTANDING:
Shares sold	792,527	2,033,820
Shares issued to holders in reinvestment of dividends	32,493	21,846
Shares redeemed	(1,712,155)	(711,593)
Net increase (decrease) in shares outstanding	(887,135)	1,344,073

* Net of redemption fees of:	$18	$116

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment loss	$(35,225)	$(46,934)
Net realized loss on investments	(9,287,252)	(2,316,853)
Net unrealized appreciation (depreciation) on investments, foreign currency,
and foreign currency translation	4,506,201	(5,570,609)
Net decrease in net assets from operations	(4,816,276)	(7,934,396)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	—	(478,489)
Return of capital	—	(35,682)
Total distributions	—	(514,171)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,102,679	28,236,894
Proceeds from shares issued to holders in
reinvestment of dividends	—	511,182
Cost of shares redeemed	(14,181,523)	(15,770,191)
Net increase (decrease) in net assets from capital share transactions	(6,078,844)	12,977,885

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(10,895,120)	4,529,318
NET ASSETS
Beginning of period	20,972,041	16,442,723
End of period (including accumulated net investment
income (loss) of $0 and $0, respectively)	$10,076,921	$20,972,041

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,334,186	2,490,900
Shares issued to holders in reinvestment of dividends	—	43,211
Shares redeemed	(2,272,022)	(1,440,013)
Net increase (decrease) in shares outstanding	(937,836)	1,094,098

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Clean Technology Fund
Statement of Changes in Net Assets

Period from
July 22, 2009*
through
September 30, 2009
OPERATIONS:
Net investment loss	$(19,736)
Net realized loss on investments, investment companies, foreign currency,
and foreign currency translation	(24,676)
Net unrealized appreciation on investments, investment companies,
foreign currency, and foreign currency translation	965,616
Net increase in net assets from operations	921,204

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	––
From net investment income - Institutional Class	––
From net realized gains - Retail Class	––
From net realized gains - Institutional Class	––
Total distributions	––

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	2,068,856
Proceeds from shares sold - Institutional Class	5,641,064
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	––
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	––
Cost of shares redeemed - Retail Class **	(1,944)
Cost of shares redeemed - Institutional Class ***	––
Net increase in net assets from capital share transactions	7,707,976

TOTAL INCREASE IN NET ASSETS:	8,629,180
NET ASSETS
Beginning of period	––
End of period (including accumulated net investment loss of $(8))	$8,629,180

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	188,638
Shares sold - Institutional Class	560,845
Shares issued to holders in reinvestment of dividends - Retail Class	––
Shares issued to holders in reinvestment of dividends -Institutional Class	––
Shares redeemed - Retail Class	(187)
Shares redeemed - Institutional Class	––
Net increase in shares outstanding	749,296

* Commencement of operations.
** Net of redemption fees of (Retail Class):	$40
*** Net of redemption fees of (Institutional Class):	$––

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund
Statement of Changes in Net Assets

Period from
July 22, 2009*
Through
September 30, 2009
OPERATIONS:
Net investment loss	$(3,569)
Net realized loss on investments, investment companies, and short positions	(52,568)
Net unrealized appreciation on investments, investment companies,
and short positions	24,139
Net decrease in net assets from operations	(31,998)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	––
From net investment income - Institutional Class	––
From net realized gains - Retail Class	––
From net realized gains - Institutional Class	––
Total distributions	––

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	602,225
Proceeds from shares sold - Institutional Class	1,540,555
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	––
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	––
Cost of shares redeemed - Retail Class **	(980)
Cost of shares redeemed - Institutional Class ***	––
Net increase in net assets from capital share transactions	2,141,800

TOTAL INCREASE IN NET ASSETS:	2,109,802
NET ASSETS
Beginning of period	––
End of period (including accumulated net investment income (loss) of $0)	$2,109,802

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	62,217
Shares sold - Institutional Class	158,480
Shares issued to holders in reinvestment of dividends - Retail Class	––
Shares issued to holders in reinvestment of dividends -Institutional Class	––
Shares redeemed - Retail Class	(104)
Shares redeemed - Institutional Class	––
Net increase in shares outstanding	220,593

* Commencement of operations.
** Net of redemption fees of (Retail Class):	$20
*** Net of redemption fees of (Institutional Class):	$––

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment income (loss)	$(3,973,183)	$1,752,235
Net realized gain (loss) on short positions, foreign currency, and
foreign currency translation	(6,599,614)	26,540,090
Net unrealized appreciation (depreciation) on investments, short positions,
foreign currency, and foreign currency translation	(18,304,900)	7,863,014
Net increase (decrease) in net assets from operations	(28,877,697)	36,155,339

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(154,600)	(1,744,732)
From net realized gains	(3,170,228)	—
Return of capital	(3,189,306)	—
Total distributions	(6,514,134)	(1,744,732)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	474,152,943	278,539,437
Proceeds from shares issued to holders in
reinvestment of dividends	5,766,504	1,628,624
Cost of shares redeemed	(494,022,183)	(255,504,344)
Net increase (decrease) in net assets from capital share transactions	(14,102,736)	24,663,717

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(49,494,567)	59,074,324
NET ASSETS
Beginning of period	135,738,825	76,664,501
End of period (including accumulated net investment
income (loss) of $0 and $302,899, respectively)	$86,244,258	$135,738,825

CHANGES IN SHARES OUTSTANDING:
Shares sold	57,292,490	45,079,710
Shares issued to holders in reinvestment of dividends	621,569	294,190
Shares redeemed	(58,293,264)	(42,555,567)
Net increase (decrease) in shares outstanding	(379,205)	2,818,333

* Net of redemption fees of:	$—	$2,725

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund - Retail
Financial Highlights

	Year Ended
	September 30,	Year Ended	Year Ended	Year Ended	Year Ended
	2009	September 30,	September 30,	September 30,	September 30,
	(Consolidated)	2008	2007	2006	2005

Per Share Data (1):
Net asset value, beginning of period	$15.20	$21.18	$17.45	$17.50	$15.49
Income (loss) from investment operations:
Net investment income	0.28 (2)	0.26 (3)	0.39 (3)	0.43 (3)	0.09 (3)
Net realized and unrealized
gains (losses) on investments
and short positions	0.45	(2.18)	3.81	0.68	2.65
Total from investment operations	0.73	(1.92)	4.20	1.11	2.74
Less distributions:
From net investment income	(0.13)	(0.31)	(0.38)	(0.42)	(0.09)
From net realized gains	––	(3.75)	(0.09)	(0.74)	(0.64)
Return of capital	(0.01)	––	––	––	––
Redemption fees (4)	—	––	––	––	––
Total distributions	(0.14)	(4.06)	(0.47)	(1.16)	(0.73)
Net asset value, end of period	$15.79	$15.20	$21.18	$17.45	$17.50

Total return	4.95%	(11.48%)	24.32%	6.64%	18.26%

Supplemental data and ratios:
Net assets, end of period	$944,341,607	$1,103,832,039	$1,574,861,576	$1,490,923,347	$1,112,947,051
Ratio of expenses to average net assets:
Before expense reimbursement (5)	1.15%	1.28%	1.15%	1.39%	1.74%
After expense reimbursement (5)	1.15%	1.28%	1.15%	1.39%	1.74%
Ratio of net investment income
to average net assets:
Before expense reimbursement (6)	2.14%	1.51%	1.96%	2.51%	0.67%
After expense reimbursement (6)	2.14%	1.51%	1.96%	2.51%	0.67%
Portfolio turnover rate (7)	116.70%	238.34%	144.17%	86.40%	163.88%
(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.14% and 1.14%, respectively, for the year ended September 30, 2009, 1.11% and 1.11%, respectively, for the year ended September 30, 2008, 1.08% and 1.08%, respectively, for the year ended September 30, 2007, 1.08% and 1.08%, respectively, for the year ended September 30, 2006, and 1.19% and 1.19%, respectively, for the year ended September 30, 2005.

(6)	The net investment income ratios include dividends on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund - Institutional
Financial Highlights

				Period from
	Year Ended	Year Ended	Year Ended	January 31, 2006 (1)
	September 30, 2009	September 30,	September 30,	through
	(Consolidated)	2008	2007	September 30, 2006
Per Share Data (2):
Net asset value, beginning of period	$15.19	$21.17	$17.43	$17.74
Income (loss) from investment operations:
Net investment income	0.30 (3)	0.28 (4)	0.40 (4)	0.30	(4)
Net realized and unrealized gains (losses) on investments and short positions	0.45	(2.19)	3.83	(0.27)
Total from investment operations	0.75	(1.91)	4.23	0.03

Less distributions:
From net investment income	(0.15)	(0.32)	(0.40)	(0.34)
From net realized gains	—	(3.75)	(0.09)	—
Return of capital	(0.01)	––	––	—
Redemption fees (5)	—	––	––	—
Total distributions	(0.16)	(4.07)	(0.49)	(0.34)
Net asset value, end of period	$15.78	$15.19	$21.17	$17.43

Total return	5.14%	(11.46%)	24.53%	0.17%

Supplemental data and ratios:
Net assets, end of period	$461,682,757	$317,733,525	$203,412,179	$103,587,516
Ratio of expenses to average net assets:
Before expense reimbursement (6)	1.03%	1.18%	1.05%	1.32	% (7)
After expense reimbursement (6)	1.03%	1.18%	1.05%	1.32	% (7)
Ratio of net investment income to average net assets:
Before expense reimbursement (8)	2.25%	1.61%	2.06%	2.83	% (7)
After expense reimbursement (8)	2.25%	1.61%	2.06%	2.83	% (7)
Portfolio turnover rate (9)	116.70%	238.34%	144.17%	86.40%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.02% and 1.02%, respectively, for the year ended September 30, 2009, 1.01% and 1.01%, respectively, for the year ended September 30, 2008, 0.98% and 0.98%, respectively, for the year ended September 30, 2007, and 0.99% and 0.99%, respectively, for the period ended September 30, 2006.

(7)	Annualized.
(8)	The net investment income ratios include dividends on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund - Retail
Financial Highlights

				Period from
	Year Ended	Year Ended	Year Ended	May 24, 2006 (1)
	September 30, 2009	September 30,	September 30,	through
	(Consolidated)	2008	2007	September 30, 2006
Per Share Data (2):
Net asset value, beginning of period	$9.45	$11.43	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (3)	0.21	0.20	0.16	0.03
Net realized and unrealized gains (losses) on investments and short positions	(0.35)	(1.80)	1.72	(0.30)
Total from investment operations	(0.14)	(1.60)	1.88	(0.27)

Less distributions:
From net investment income	(0.19)	(0.20)	(0.18)	—
From net realized gains	—	(0.18)	—	—
Redemption fees (4)	—	––	––	—
Total distributions	(0.19)	(0.38)	(0.18)	—
Net asset value, end of period	$9.12	$9.45	$11.43	$9.73

Total return	(1.20%)	(14.45%)	19.46%	(2.70%)

Supplemental data and ratios:
Net assets, end of period	$849,399,319	$1,205,840,473	$566,453,346	$77,573,030
Ratio of expenses to average net assets:
Before expense reimbursement (5)	1.34%	1.34%	1.43%	1.78	% (6)
After expense reimbursement (5)	1.34%	1.34%	1.43%	1.73	% (6)
Ratio of net investment income to average net assets:
Before expense reimbursement (7)	2.60%	1.99%	1.97%	2.71	% (6)
After expense reimbursement (7)	2.60%	1.99%	1.97%	2.76	% (6)
Portfolio turnover rate (8)	147.01%	197.96%	196.15%	26.83%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.32% and 1.32%, respectively, for the year ended September 30, 2009, 1.23% and 1.23%, respectively, for the year ended September 30, 2008, 1.32% and 1.32%, respectively, for the year ended September 30, 2007, and 1.55% and 1.50%, respectively, for the period ended September 30, 2006.

(6)	Annualized.
(7)	The net investment income ratios include dividends on short positions.
(8)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund - Institutional
Financial Highlights

			Period from
	Year Ended	Year Ended	January 31, 2007 (1)
	September 30, 2009	September 30,	through
	(Consolidated)	2008	September 30, 2007
Per Share Data (2):
Net asset value, beginning of period	$9.45	$11.44	$10.53
Income (loss) from investment operations:
Net investment income (3)	0.23	0.21	0.12
Net realized and unrealized gains (losses)
on investments and short positions	(0.34)	(1.81)	0.92
Total from investment operations	(0.11)	(1.60)	1.04
Less distributions:
From net investment income	(0.21)	(0.21)	(0.13)
From net realized gains	––	(0.18)	––
Redemption fees (4)	––	—	––
Total distributions	(0.21)	(0.39)	(0.13)
Net asset value, end of period	$9.13	$9.45	$11.44

Total return	(0.85%)	(14.42%)	9.95%

Supplemental data and ratios:
Net assets, end of period	$349,672,451	$683,852,979	$189,777,479
Ratio of expenses to average net assets:
Before expense reimbursement (5)	1.11%	1.21%	1.22	% (6)
After expense reimbursement (5)	1.11%	1.21%	1.22	% (6)
Ratio of net investment income to average net assets:
Before expense reimbursement (7)	2.82%	2.12%	2.11	% (6)
After expense reimbursement (7)	2.82%	2.12%	2.11	% (6)
Portfolio turnover rate (8)	147.01%	197.96%	196.15%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.10% and 1.10%, respectively, for the year ended September 30, 2009, 1.09% and 1.09%, respectively, for the year ended September 30, 2008, and 1.08% and 1.08%, respectively, for the period ended September 30, 2007.

(6)	Annualized.
(7)	The net investment income ratios include dividends on short positions.
(8)	The portfolio turnover rate excludes purchases and sales ofshort positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund - Retail
Financial Highlights

		Period from
	Year Ended	July 1, 2008 (1)
	September 30, 2009	through
	(Consolidated)	September 30, 2008
Per Share Data (2):
Net asset value, beginning of period	$8.51	$10.00
Income (loss) from investment operations:
Net investment income (3)	0.09	0.03
Net realized and unrealized gains (losses)
on investments and short positions	0.59	(1.52)
Total from investment operations	0.68	(1.49)
Less distributions:
From net investment income	(0.12)	––
Redemption fees (4)	—	––
Total distributions	(0.12)	––
Net asset value, end of period	$9.07	$8.51

Total return	8.28%	(14.04%)

Supplemental data and ratios:
Net assets, end of period	$58,120,794	$19,940,804
Ratio of expenses to average net assets:
Before expense reimbursement (5)	1.82%	1.83	% (6)
After expense reimbursement (5)	1.82%	1.83	% (6)
Ratio of net investment income to average net assets:
Before expense reimbursement (7)	1.56%	2.01	% (6)
After expense reimbursement (7)	1.56%	2.01	% (6)
Portfolio turnover rate (8)	152.90%	62.34%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.77% and 1.77%, respectively, for the year ended September 30, 2009, and 1.83% and 1.83%, respectively, for the period ended September 30, 2008.

(6)	Annualized.
(7)	The net investment income ratios include dividends on short positions.
(8)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund - Institutional
Financial Highlights

		Period from
	Year Ended	April 30, 2008 (1)
	September 30, 2009	through
	(Consolidated)	September 30, 2008
Per Share Data (2):
Net asset value, beginning of period	$8.51	$10.00
Income (loss) from investment operations:
Net investment income (3)	0.11	0.04
Net realized and unrealized gains (losses)
on investments and short positions	0.59	(1.53)
Total from investment operations	0.70	(1.49)
Less distributions:
From net investment income	(0.13)	––
From net realized gains	—	––
Total distributions	(0.13)	––
Net asset value, end of period	$9.08	$8.51

Total return	8.63%	(14.90%)

Supplemental data and ratios:
Net assets, end of period	$121,650,446	$51,045,894
Ratio of expenses to average net assets:
Before expense reimbursement (4)	1.57%	1.61	% (5)
After expense reimbursement (4)	1.57%	1.61	% (5)
Ratio of net investment income to average net assets:
Before expense reimbursement (6)	1.80%	2.20	% (5)
After expense reimbursement (6)	1.80%	2.20	% (5)
Portfolio turnover rate (7)	152.90%	62.34%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.53% and 1.53%, respectively, for the year ended September 30, 2009, and 1.60% and 1.60%, respectively, for the period ended September 30, 2008.

(5)	Annualized.
(6)	The net investment income ratios include dividends on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Financial Highlights

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30,		September 30,		September 30,	September 30,	September 30,
	2009		2008		2007	2006	2005
Per Share Data (1):
Net asset value, beginning of period	$13.03		$21.94		$17.25	$16.07	$12.26
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) (2)	(0.04	) (3)	0.13 (3)	0.04 (3)	(0.02	) (3)
Net realized and unrealized gains (losses) on investments and short positions	(0.17)		(3.15)		4.98	1.34	3.83
Total from investment operations	(0.21)		(3.19)		5.11	1.38	3.81
Less distributions:
From net investment income	—		(0.06)		(0.12)	(0.03)	—
From net realized gains	—		(5.63)		(0.30)	(0.17)	—
Return of capital	—		(0.03)		—	—	—
Total distributions	––		(5.72)		(0.42)	(0.20)	—
Net asset value, end of period	$12.82		13.03		$21.94	$17.25	$16.07

Total return	(1.69%)		(18.90%)		30.12%	8.67%	31.08%

Supplemental data and ratios:
Net assets, end of period	$47,543,360		$42,632,379		$74,020,005	$76,270,125	$31,197,482
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.38%		1.30%		1.29%	1.30%	1.56%
After expense reimbursement or recovery	1.38%		1.30%		1.29%	1.32%	1.60%
Ratio of net investment income
to average net assets:
Before expense reimbursement or recovery	(0.38%)		(0.11%)		0.61%	0.26%	(0.16%)
After expense reimbursement or recovery	(0.38%)		(0.11%)		0.61%	0.24%	(0.20%)
Portfolio turnover rate	164.20%		139.89%		132.08%	179.88%	156.11%
(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated based on average shares outstanding.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Financial Highlights

			Period from
	Year Ended	Year Ended	November 14, 2006 (1)
	September 30,	September 30,	through
	2009	2008	September 30, 2007
Per Share Data (2):
Net asset value, beginning of period	$8.17	$10.12	$10.00
Income (loss) from investment operations:
Net investment income (3)	0.07	0.14	0.11
Net realized and unrealized gains (losses)
on investments and short positions	(0.76)	(1.97)	0.12
Total from investment operations	(0.69)	(1.83)	0.23
Less distributions:
From net investment income	(0.09)	(0.12)	(0.11)
Redemption fees (4)	—	—	––
Total distributions	(0.09)	(0.12)	(0.11)
Net asset value, end of period	$7.39	$8.17	$10.12

Total return	(8.25%)	(18.23%)	2.30%

Supplemental data and ratios:
Net assets, end of period	$11,713,295	$20,201,370	$11,425,370
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.56%	1.35%	2.03	% (5)
After expense reimbursement or recovery	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	1.13%	1.79%	1.00	% (5)
After expense reimbursement or recovery	1.19%	1.64%	1.53	% (5)
Portfolio turnover rate	126.70%	110.14%	56.25%

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Financial Highlights

				Period from
	Year Ended	Year Ended	Year Ended	May 24, 2006 (1)
	September 30,	September 30,	September 30,	through
	2009	2008	2007	September 30, 2006
Per Share Data (2):
Net asset value, beginning of period	$8.63	$12.31	$9.15	$10.00
Income (loss) from investment operations:
Net investment loss (3)	(0.02)	(0.02)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments and short positions	(1.86)	(3.34)	3.20	(0.84)
Total from investment operations	(1.88)	(3.36)	3.16	(0.85)

Less distributions:
From net investment income	—	(0.30)	—	—
Return of capital	—	(0.02)	—	—
Total distributions	—	(0.32)	—	—
Net asset value, end of period	$6.75	$8.63	$12.31	$9.15

Total return	(21.78%)	(27.98%)	34.54%	(8.50%)

Supplemental data and ratios:
Net assets, end of period	$10,076,921	$20,972,041	$16,442,723	$3,281,715
Ratio of expenses to average net assets:
Before expense reimbursement	1.89%	1.56%	2.16%	6.20	% (4)
After expense reimbursement	1.85%	1.80%	1.85%	1.85	% (4)
Ratio of net investment income to average net assets:
Before expense reimbursement	(0.32%)	0.04%	(1.01%)	(4.74	%) (4)
After expense reimbursement	(0.28%)	(0.20%)	(0.70%)	(0.39	%) (4)
Portfolio turnover rate	237.68%	198.28%	191.08%	88.00%

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Annualized.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Clean Technology Fund - Retail
Financial Highlights

	Period from
	July 22, 2009 (1)
	through
	September 30, 2009
Per Share Data(2):
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (3)	(0.01)
Net realized and unrealized gains on investments and short positions	1.53
Total from investment operations	1.52
Less distributions:
From net investment income	––
In excess of net investment income
From net realized gains	––
Redemption fees(4)	––
Total distributions	––
Net asset value, end of period	$11.52

Total return	15.20%

Supplemental data and ratios:
Net assets, end of period	$2,170,237
Ratio of expenses to average net assets:
Before expense reimbursement	3.67	% (5)
After expense reimbursement	2.07	% (5)
Ratio of net investment income to average net assets:
Before expense reimbursement	(3.35	%)(5)
After expense reimbursement	(1.75	%)(5)
Portfolio turnover rate	22.50%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Clean Technology Fund - Institutional
Financial Highlights

	Period from
	July 22, 2009 (1)
	through
	September 30, 2009
Per Share Data (2):
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (3)	(0.03)
Net realized and unrealized gains
on investments and short positions	1.55
Total from investment operations	1.52
Less distributions:
From net investment income	––
In excess of net investment income	––
From net realized gains	––
Total distributions	––
Net asset value, end of period	$11.52

Total return	15.20%

Supplemental data and ratios:
Net assets, end of period	$6,458,943
Ratio of expenses to average net assets:
Before expense reimbursement	3.42	% (4)
After expense reimbursement	1.82	% (4)
Ratio of net investment income to average net assets:
Before expense reimbursement	(3.11	%)(4)
After expense reimbursement	(1.51	%)(4)
Portfolio turnover rate	22.50%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Annualized.

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund - Retail
Financial Highlights

	Period from
	July 22, 2009 (1)
	through
	September 30, 2009
Per Share Data (2):
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (3)	(0.02)
Net realized and unrealized losses
on investments and short positions	(0.42)
Total from investment operations	(0.44)
Less distributions:
From net investment income	––
In excess of net investment income	––
From net realized gains	––
Redemption fees(4)	––
Total distributions	––
Net asset value, end of period	$9.56

Total return	(4.40%)

Supplemental data and ratios:
Net assets, end of period	$593,636
Ratio of expenses to average net assets:
Before expense reimbursement (5)	17.77	% (6)
After expense reimbursement (5)	2.69	% (6)
Ratio of net investment income to average net assets:
Before expense reimbursement (7)	(17.27	%)(6)
After expense reimbursement (7)	(2.19	%)(6)
Portfolio turnover rate (8)	34.06%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 17.47% and 2.37%, respectively, for the period ended September 30, 2009.
(6)	Annualized.
(7)	The net investment income ratios include dividends on short positions.
(8)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund - Institutional
Financial Highlights

	Period from
	July 22, 2009 (1)
	through
	September 30, 2009
Per Share Data (2):
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (3)	(0.01)
Net realized and unrealized losses
on investments and short positions	(0.42)
Total from investment operations	(0.43)
Less distributions:
From net investment income	––
In excess of net investment income	––
From net realized gains	––
Total distributions	––
Net asset value, end of period	$9.57

Total return	(4.30%)

Supplemental data and ratios:
Net assets, end of period	$1,516,166
Ratio of expenses to average net assets:
Before expense reimbursement (4)	17.53	% (5)
After expense reimbursement (4)	2.44	% (5)
Ratio of net investment income to average net assets:
Before expense reimbursement (6)	(17.04	%)(5)
After expense reimbursement (6)	(1.95	%)(5)
Portfolio turnover rate (7)	34.06%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 17.22% and 2.15%, respectively, for the period ended September 30, 2009.

(5)	Annualized.
(6)	The net investment income ratios include dividends on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2009	2008	2007	2006	2005
Per Share Data (1):
Net asset value, beginning of period	$7.32	$4.88	$5.69	$6.72	$7.56
Income (loss) from investment operations:
Net investment income (loss) (2)	(0.22)	0.12	0.31	0.36	0.08
Net realized and unrealized gains (losses) on investments and short positions	(1.97)	2.44	(0.81)	(1.04)	(0.84)
Total from investment operations	(2.19)	2.56	(0.50)	(0.68)	(0.76)
Less distributions:
From net investment income	(0.01)	(0.12)	(0.31)	(0.35)	(0.08)
From net realized gains	(0.19)	––	––	––	––
Return of capital	(0.18)	––	––	––	–– (3)
Total distributions	(0.38)	(0.12)	(0.31)	(0.35)	(0.08)
Net asset value, end of period	$4.75	$7.32	$4.88	$5.69	$6.72

Total return	(32.54%)	53.43%	(8.82%)	(10.23%)	(10.00%)

Supplemental data and ratios:
Net assets, end of period	$86,244,258	$135,738,825	$76,664,501	$48,722,993	$54,684,868
Ratio of expenses to average net assets:
Before expense reimbursement (4)	3.53%	3.21%	2.86%	2.93%	2.94%
After expense reimbursement (4)	3.53%	3.21%	2.86%	2.93%	2.94%
Ratio of net investment income
to average net assets:
Before expense reimbursement (5)	(2.83%)	2.01%	6.40%	5.57%	1.66%
After expense reimbursement 5)	(2.83%)	2.01%	6.40%	5.57%	1.66%
Portfolio turnover rate (6)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than one cent per share.
(4)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.47% and 1.47%, respectively, for the year ended September 30, 2009, 1.50% and 1.50%, respectively, for the year ended September 30, 2008, 1.61% and 1.61%, respectively, for the period ended September 30, 2007, and 1.57% and 1.57%, respectively, for the period ended September 30, 2006, and 1.77% and 1.77%, respectively, for the year ended September 30, 2005.

(5)	The net investment income ratios include dividends on short positions.
(6)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Consolidated Schedule of Investments
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 59.39%
Airlines - 4.77%
AMR Corp. (a)	3,138,904	$24,954,287
Continental Airlines, Inc. (a)	1,362,321	22,396,557
Delta Air Lines Inc. (a)	2,204,858	19,755,528
		67,106,372
Auto Components - 0.56%
Exide Technologies (a)	984,785	7,848,736

Biotechnology - 5.74%
Acorda Therapeutics, Inc. (a)	124,896	2,907,579
Alkermes, Inc. (a)	528,028	4,852,577
Allos Therapeutics, Inc. (a)	165,292	1,198,367
Arena Pharmaceuticals, Inc. (a)	803,790	3,592,941
Ariad Pharmaceuticals, Inc. (a)	115,987	257,491
Cubist Pharmaceuticals, Inc. (a)	458,779	9,267,336
Dendreon Corp. (a)	727,533	20,363,649
Dyax Corp. (a)	616,392	2,212,847
Emergent Biosolutions, Inc. (a)	106,760	1,885,382
Genomic Health, Inc. (a)	53,174	1,162,384
Geron Corp. (a)	691,259	4,534,659
GTx, Inc. (a)	85,325	1,092,160
Halozyme Therapeutics, Inc. (a)	251,855	1,790,689
Isis Pharmaceuticals, Inc. (a)	292,250	4,258,082
Martek Biosciences Corp.	161,170	3,640,830
Orexigen Therapeutics, Inc. (a)	432,810	4,263,179
PDL BioPharma, Inc.	320,692	2,527,053
Rigel Pharmaceuticals, Inc. (a)	207,749	1,703,542
Seattle Genetics, Inc. (a)	234,542	3,290,624
Sinovac Biotech Ltd. (a)(c)	718,464	5,956,067
		80,757,438
Capital Markets - 1.90%
Credit Suisse Group - ADR	146,331	8,143,320
Deutsche Bank AG (c)	241,137	18,512,088
		26,655,408
Chemicals - 0.18%
China Bluechemical (c)	4,564,000	2,473,378

Commercial Banks - 5.41%
Banco Santander Central
Hispano SA - ADR	520,609	8,407,835
Bank of Montreal Que (c)	133,553	6,763,124
Barclays PLC - ADR (a)	651,315	15,397,087
Canadian Imperial Bank
of Commerce (c)	215,169	13,127,461
HSBC Holdings PLC - ADR	131,492	7,541,066
ICICI Bank Ltd. - ADR	111,216	4,288,489
KB Financial Group, Inc.
- ADR (a)	116,563	5,999,498
PNC Financial Services
Group, Inc.	130,668	6,349,158
Shinhan Financial Group
Co. Ltd. - ADR	19,766	1,584,640
Wells Fargo & Co.	234,542	6,609,393
		76,067,751
Commercial Services & Supplies - 0.40%
Saic, Inc. (a)	205,185	3,598,945
TeleTech Holdings, Inc. (a)	119,691	2,041,928
		5,640,873
Communications Equipment - 0.74%
Cisco Systems, Inc. (a)	443,115	10,430,927

Computers & Peripherals - 1.42%
Apple Computer, Inc. (a)	32,563	6,036,203
Hewlett-Packard Co.	277,823	13,116,024
Ness Technologies, Inc. (a)	103,332	815,289
		19,967,516
Construction & Engineering - 0.71%
Abengoa SA (c)	221,500	6,411,364
China Communications
Construction - Class H (c)	3,310,000	3,583,319
		9,994,683

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Construction Materials - 0.35%
Anhui Conch Cement (c)	650,000	$4,331,907
Semen Gresik (c)	955,000	622,504
		4,954,411
Diversified Financial Services - 1.16%
Citigroup, Inc.	1,605,107	7,768,718
JPMorgan Chase & Co.	194,971	8,543,629
		16,312,347
Diversified Telecommunication Services - 2.93%
China Communications
Service (c)	6,008,000	3,286,936
China Telecom Corp. Ltd.
- ADR	85,215	4,030,670
China Unicom Hong Kong
Ltd. - ADR	541,302	7,708,140
Chunghwa Telecom Co.
Ltd. - ADR	251,962	4,545,394
KT Corp. - ADR	144,381	2,509,342
Telecom Italia SpA - ADR	63,119	1,106,476
Telefonica SA - ADR	100,083	8,297,882
Telefonos de Mexico SA de CV
- ADR	409,943	7,149,406
Telekomunikasi Indonesia
Tbk PT - ADR	70,726	2,524,918
		41,159,164
Electric Utilities - 0.09%
Empresa Nacional de Electricidad
- ADR	25,968	1,217,120

Electronic Equipment, Instruments
& Components - 0.71%
BYD Co. (a)(c)	1,204,000	9,919,342

Energy Equipment & Services - 0.05%
Seahawk Drilling, Inc. (a)	24,003	746,253

Food Products - 0.77%
Chaoda Modern Agriculture (c)	4,381,000	2,645,542
China Green Holdings (a)	108,000	91,695
China Huiyuan Juice Group
Ltd. (c)	5,100,500	3,257,720
Golden Agriculture Resource
(a)(c)	14,383,000	4,390,509
Lotte Confect (a)	360	379,104
		10,764,570
Health Care Equipment & Supplies - 0.53%
Mindray Medical International
Ltd. - ADR	150,754	4,920,610
Shandong Weigao GP (c)	752,000	2,484,010
		7,404,620
Independent Power Producers &
Energy Traders - 1.88%
Huaneng Power International,
Inc. - ADR	42,044	1,120,052
NRG Energy, Inc. (a)	613,577	17,296,736
Ormat Technologies, Inc.	195,795	7,992,352
		26,409,140
Industrial Conglomerates - 0.24%
Guangdong Invest (c)	6,942,000	3,421,712

Insurance - 0.35%
China Life Insurance (c)	1,128,000	4,912,226

Internet Software & Services - 0.81%
Baidu.com - ADR (a)	16,589	6,487,129
Google, Inc. - Class A (a)	9,893	4,905,444
		11,392,573

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
IT Services - 4.60%
Broadridge Financial Solutions, Inc.	174,723	$3,511,932
CACI International, Inc. - Class A (a)	91,995	4,348,604
Cognizant Technology Solutions Corp. (a)	182,643	7,060,978
Convergys Corp. (a)	192,010	1,908,579
Fidelity National Information Services, Inc.	319,421	8,148,430
Gartner, Inc. (a)	80,556	1,471,758
Genpact Limited (a)(c)	118,408	1,456,418
Hewitt Associates, Inc. (a)	100,946	3,677,463
Lender Processing Services, Inc.	92,995	3,549,619
Mantech International Corp.
- Class A (a)	29,664	1,398,954
MAXIMUS, Inc.	31,351	1,460,957
Metavante Technologies, Inc. (a)	107,693	3,713,255
Patni Computer Systems - ADR	39,634	733,229
Sapient Corp. (a)	430,546	3,461,590
Satyam Computer Services Ltd. - ADR	561,953	3,697,651
SRA International, Inc. - Class A (a)	334,023	7,211,556
Total System Services, Inc.	491,599	7,919,660
		64,730,633
Life Sciences Tools & Services - 0.21%
Medivation, Inc. (a)	108,821	2,953,402

Machinery - 0.69%
UTD Tractors (c)	2,848,500	4,597,682
Weichai Power Co. (c)	980,000	5,165,515
		9,763,197
Marine - 0.23%
China Shipping Development Co. Ltd. (c)	2,572,000	3,252,315

Media - 0.11%
BEC World (c)	2,397,600	1,621,843

Multiline Retail - 0.25%
Golden Eagle Retail (c)	1,532,000	2,569,790
New World Department
Store China (c)	1,142,000	919,488
		3,489,278
Multi-Utilities - 1.37%
The AES Corp. (a)	1,298,421	19,242,599

Oil, Gas & Consumable Fuels - 0.45%
Banpu Public Co. (c)	494,500	6,364,412

Paper & Forest Products - 3.18%
Buckeye Technologies, Inc. (a)	64,658	693,780
Domtar Corp. (a)	169,494	5,969,579
Glatfelter	66,777	766,600
International Paper Co.	772,875	17,181,011
MeadWestvaco Corp.	240,191	5,358,661
Neenah Paper, Inc.	73,784	868,438
Schweitzer-Mauduit International, Inc.	50,333	2,736,102
Votorantim Celulose E Papel SA - ADR (a)	683,015	11,208,276
		44,782,447
Pharmaceuticals - 1.61%
Cadence Pharmaceuticals,
Inc. (a)	132,728	1,467,972
Roche Holding AG - ADR	475,181	19,176,214
Theravance, Inc. (a)	132,728	1,943,138
		22,587,324
See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Real Estate Investment Trust (REITs) - 4.02%
Nationwide Health Properties, Inc.	459,324	$14,234,451
New World Development Co. (c)	392,000	843,680
Omega Healthcare Investors, Inc.	818,742	13,116,247
Senior Housing Properties Trust	660,761	12,627,143
Ventas, Inc.	408,559	15,729,521
		56,551,042
Road & Rail - 0.11%
Guangshen Railway (c)	3,704,000	1,495,928

Software - 7.04%
BMC Software, Inc. (a)	291,425	10,937,180
Rightnow Technologies, Inc. (a)	56,149	810,792
CA, Inc.	308,326	6,780,089
Check Point Software
Technologies (a)(c)	237,840	6,742,764
Micros Systems, Inc. (a)	354,492	10,702,114
Microsoft Corp.	480,626	12,443,407
Novell, Inc. (a)	1,616,648	7,291,082
Quality Systems, Inc.	156,636	9,644,079
Red Hat, Inc. (a)	566,775	15,665,661
SAP AG - ADR	141,384	6,909,436
Sybase, Inc. (a)	283,181	11,015,741
		98,942,345
Specialty Retail - 1.94%
Advance Auto Parts	248,144	9,747,097
AutoNation, Inc. (a)	614,178	11,104,338
Group 1 Automotive, Inc.	237,840	6,386,004
		27,237,439
Textiles, Apparel & Luxury Goods - 0.40%
Li Ning Co. Ltd. (c)	1,842,500	5,670,109

Transportation Infrastructure - 0.38%
Jasa Marga (c)	7,769,500	1,503,256
Zhejiang Expressway Co.
Ltd. (c)	4,427,000	3,878,598
		5,381,854
Wireless Telecommunication Services - 1.10%
Atlantic Tele-Network, Inc.	11,128	594,458
China Unicom (c)	2,841,000	4,025,029
Globe Telecom, Inc. (c)	34,830	720,418
Telecom Corp of New Zealand
Ltd. - ADR	55,156	528,394
Vimpel-Communications
- ADR (a)	513,081	9,594,615
		15,462,914
TOTAL COMMON STOCKS
(Cost $715,377,511)		$835,085,641

PREFERRED STOCKS - 0.96%
Diversified Financial Services - 0.28%
Itau Unibanco Banco Multiplo
SA - ADR	195,957	$3,948,533

Diversified Telecommunication Services - 0.53%
Brasil Telecom SA - ADR	23,811	626,705
Tele Norte Leste Participacoes
SA - ADR	358,697	6,739,917
		7,366,622
Paper & Forest Products - 0.15%
Aracruz Celulose SA - ADR (a)	95,087	2,116,637

TOTAL PREFERRED STOCKS
(Cost $12,281,121)		$13,431,792

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
INVESTMENT COMPANIES - 22.71%
Exchange Traded Funds - 11.43%
iShares China 25 Fund	1,121,119	$45,898,612
iShares iBoxx High Yield Corporate Bond Fund	71,926	6,210,810
iShares MSCI Brazil Index Fund	88,128	5,963,622
iShares MSCI Emerging Markets Index Fund	163,371	6,356,766
iShares MSCI Malaysia Index Fund	362,524	3,675,993
iShares MSCI South Africa Fund	43,643	2,389,454
iShares MSCI South Korea Index Fund	152,691	7,234,500
iShares MSCI Taiwan Index Fund	189,458	2,330,333
iShares Russell 2000 Index Fund	231,575	13,947,762
iShares S&P Latin America 40 Index Fund	233,114	10,002,922
Market Vectors Russia ETF (d)	493,439	13,692,932
SPDR Barclays Capital High Yield Bond ETF	161,353	6,210,477
SPDR S&P Emerging Middle East & Africa ETF	21,546	1,281,772
UltraShort Lehman 20+ Year
Treasury ProShares (a)	444,509	19,562,841
Vanguard Emerging Markets ETF	412,156	15,892,735
		160,651,531

Mutual Funds - 11.28%
Central Europe & Russia Fund	47,922	$1,557,465
Fidelity China Region Fund	551,468	14,340,935
Fidelity High Income Fund	4,588,873	37,399,318
ING Russia Fund - Class A (d)	232,868	6,616,447
Matthews China Fund	655,695	14,962,172
Matthews India Fund	399,273	5,968,288
Matthews Korea Fund (d)	866,144	3,734,273
T Rowe Price High Yield Fund	4,453,474	27,656,072
US Global Investors Funds: Eastern
European Fund (a)(d)	1,427,283	11,994,817
Vanguard High-Yield
Corporate Fund	6,470,445	34,422,767
		158,652,554
TOTAL INVESTMENT COMPANIES (Cost $273,827,424)		$319,304,085

EXCHANGE TRADED NOTES - 0.49%
iPath MSCI India Index ETN (a)(c)	116,150	$6,844,720
TOTAL EXCHANGE TRADED NOTES (Cost $7,382,458)		$6,844,720

	Troy Ounces	Fair Value
PRECIOUS METALS - 2.32%
Gold Bullion (a)	25,028	$25,069,797
Silver (a)	458,000	7,534,100
TOTAL PRECIOUS METALS
(Cost $28,159,908)		$32,603,897

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

		Principal
		Amount	Fair Value
FOREIGN GOVERNMENT BONDS - 5.74%
Republic of Brazil
12.500%, 01/05/2022 (c)	BRL	129,944,000	$80,683,224
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $74,284,293)			$80,683,224

		Shares	Fair Value

SHORT-TERM INVESTMENTS - 8.49%
Money Market Funds - 8.49%
Fidelity Institutional Money
Market Fund - Government Portfolio
0.100% (b)		119,408,665	$119,408,665
TOTAL SHORT-TERM INVESTMENTS
(Cost $119,408,665)			$119,408,665

Total Investments
(Cost $1,230,721,380)
- 100.10%			$1,407,362,024
Liabilities in Excess of
Other Assets - (0.10)%			(1,337,660)
TOTAL NET ASSETS
- 100.00%			$1,406,024,364

Percentages are stated as a percent of net assets.
BRL Brazilian Real
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.
(c)	Foreign issued security.
(d)
A portion of this security is considered illiquid. The market value of these securities total $36,038,469, which represents 2.56% of total net assets. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 60.87%
Aerospace & Defense - 0.29%
Boeing Co.	63,309	$3,428,182

Beverages - 0.51%
The Coca-Cola Co.	113,818	6,112,027

Chemicals - 1.66%
China Bluechemical (c)	4,036,000	2,187,238
Lubrizol Corp.	58,487	4,179,481
Mosaic Co.	80,289	3,859,492
NewMarket Corp.	75,366	7,012,053
RPM International, Inc.	142,707	2,638,652
		19,876,916
Commercial Banks - 2.47%
Bank Montreal Que (c)	88,622	4,487,818
Barclays PLC - ADR (a)	240,710	5,690,385
BB&T Corp.	152,612	4,157,151
Canadian Imperial Bank of
Commerce (c)	90,089	5,496,330
PNC Financial Services Group, Inc.	34,563	1,679,416
U.S. Bancorp	371,441	8,119,700
		29,630,800
Communications Equipment - 1.57%
Avocent Corp. (a)	328,661	6,661,958
Cisco Systems, Inc. (a)	271,892	6,400,338
Research In Motion Ltd. (a)(c)	84,452	5,704,733
		18,767,029
Computers & Peripherals - 1.61%
Hewlett-Packard Co.	198,679	9,379,636
International Business Machines
Corp.	49,219	5,887,085
NCR Corp. (a)	291,598	4,029,884
		19,296,605
Construction & Engineering - 0.78%
Chicago Bridge & Iron Co. NV (c)	333,763	6,234,693
China Communications Construction
Co. Ltd. - Class H (c)	2,927,000	3,168,693
		9,403,386
Construction Materials - 0.50%
Anhui Conch Cement (c)	574,000	3,825,408
CRH PLC - ADR	54,452	1,510,498
Semen Gresik (c)	1,021,000	665,525
		6,001,431
Containers & Packaging - 1.06%
Packaging Corp of America	217,029	4,427,392
Rock-Tenn Co. - Class A	61,523	2,898,348
Temple-Inland, Inc.	327,611	5,379,373
		12,705,113
Diversified Financial Services - 0.63%
JPMorgan Chase & Co.	171,977	7,536,032

Diversified Telecommunication Services - 0.52%
China Communications Services
Corp. Ltd. (c)	5,314,000	2,907,254
China Unicom Hong Kong
Ltd. - ADR	214,008	3,047,474
Chunghwa Telecom Co. Ltd.
-ADR	14,036	253,209
		6,207,937
Electric Utilities - 0.62%
Cleco Corp.	71,825	1,801,371
Enersis SA - ADR	226,212	4,173,611
Westar Energy, Inc.	71,746	1,399,765
		7,374,747

See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Electronic Equipment, Instruments &
Components - 2.08%
BYD Co. (a)(c)	1,065,000	$8,774,169
SYNNEX Corp. (a)	296,184	9,027,688
Tech Data Corp. (a)	169,189	7,039,954
		24,841,811
Energy Equipment & Services - 1.65%
Cal Dive International, Inc. (a)	730,588	7,225,515
Dresser-Rand Group, Inc. (a)	186,108	5,782,376
Rowan Companies, Inc.	160,761	3,708,756
Transocean Ltd. (a)(c)	35,978	3,077,198
		19,793,845
Food Products - 1.91%
Bunge Ltd. (c)	61,422	3,845,631
Chaoda Modern Agriculture (c)	3,875,000	2,339,985
China Green Holdings (a)	93,000	78,960
China Huiyuan Juice Group
Ltd. (c)	4,511,000	2,881,203
ConAgra Foods, Inc.	279,930	6,068,882
Fresh Del Monte Produce,
Inc. (a)(c)	119,970	2,712,522
Golden Agri-Resources
Ltd.. (a)(c)	15,280,000	4,664,324
Lotte Confect (a)	310	326,451
		22,917,958
Health Care Equipment & Supplies - 0.66%
Mindray Medical International
Ltd. - ADR	129,001	4,210,593
Shandong Weigao Group (c)	664,000	2,193,328
Syneron Medical Ltd. (a)(c)	131,203	1,497,026
		7,900,947
Health Care Providers & Services - 3.63%
AmerisourceBergen Corp.	276,854	6,195,993
Chemed Corp.	61,523	2,700,244
Cigna Corp.	186,108	5,227,774
Emergency Medical Services
Corp. - Class A (a)	78,442	3,647,553
Humana, Inc. (a)	164,574	6,138,610
Medco Health Solutions, Inc. (a)	112,280	6,210,207
Mednax, Inc. (a)	118,432	6,504,285
UnitedHealth Group, Inc.	37,000	926,480
Universal Health Services, Inc.
- Class B	96,899	6,000,955
		43,552,101
Health Care Technology - 0.51%
Cerner Corp. (a)	81,518	6,097,546

Hotels, Restaurants & Leisure - 0.64%
Cracker Barrel Old Country	84,193	2,896,239
Jack in the Box, Inc. (a)	230,712	4,727,289
		7,623,528
Industrial Conglomerates - 0.99%
3M Co.	24,972	1,842,934
Guangdong Invest (c)	6,140,000	3,026,406
Tyco International Ltd. (c)	204,758	7,060,056
		11,929,396
Insurance - 0.97%
American Financial Group, Inc.	116,817	2,978,833
China Life Insurance (c)	998,000	4,346,101
Validus Holdings Ltd. (c)	169,190	4,365,102
		11,690,036
Internet Software & Services - 0.46%
Baidu.com - ADR (a)	14,196	5,551,346

See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
IT Services - 3.86%
Broadridge Financial Solutions, Inc.	266,088	$5,348,369
Computer Sciences Corp. (a)	230,486	12,148,917
Fiserv, Inc. (a)	116,894	5,634,291
Metavante Technologies, Inc. (a)	195,336	6,735,185
Satyam Computer Services Ltd.
- ADR	916,367	6,029,695
Western Union Co.	335,301	6,343,895
Wright Express Corp. (a)	138,427	4,084,981
		46,325,333
Machinery - 4.08%
Bucyrus International, Inc.	370,337	13,191,404
Caterpillar, Inc.	124,364	6,383,604
Deere & Co.	128,242	5,504,147
Flowserve Corp.	61,523	6,062,476
Joy Global, Inc.	138,427	6,774,617
UTD Tractors (c)	3,026,500	4,884,987
Watts Water Technologies,
Inc. - Class A	52,565	1,590,091
Weichai Power Co. (c)	867,000	4,569,900
		48,961,226
Marine - 0.24%
China Shipping Development Co.
Ltd. (c)	2,274,000	2,875,491

Media - 0.14%
BEC World (c)	2,547,500	1,723,242

Metals & Mining - 3.04%
AlleghenyTechnologies, Inc.	141,292	4,943,807
BHP Billiton Ltd. - ADR	73,450	4,848,435
Companhia Siderurgica Nacional
Sponsored - ADR	193,778	5,929,607
Freeport-McMoran Copper &
Gold, Inc.	79,267	5,438,509
Massey Energy Co.	156,516	4,365,231
Nucor Corp.	103,348	4,858,389
Teck Cominco Ltd. (a)(c)	219,616	6,054,813
		36,438,791
Multiline Retail - 1.01%
Golden Eagle Retail (c)	1,355,000	2,272,889
JC Penney Co., Inc.	93,836	3,166,965
New World Department Store
China (c)	1,010,000	813,208
Nordstrom, Inc.	191,184	5,838,759
		12,091,821
Multi-Utilities - 0.17%
PG&E Corp.	18,762	759,673
Sempra Energy	27,200	1,354,832
		2,114,505
Oil, Gas & Consumable Fuels - 3.00%
Anadarko Petroleum Corp.	46,407	2,911,111
Banpu Public Co. (c)	525,400	6,762,107
Devon Energy Corp.	48,766	3,283,415
Occidental Petroleum Corp.	111,996	8,780,486
Petroleo Brasileiro SA - ADR	245,505	11,268,679
XTO Energy, Inc.	70,515	2,913,680
		35,919,478
Personal Products - 0.50%
Herbalife Ltd. (c)	181,493	5,942,081

Pharmaceuticals - 2.74%
AstraZeneca PLC - ADR	179,187	8,054,456
Bristol-Myers Squibb Co.	274,737	6,187,077
Merck & Co., Inc.	71,222	2,252,752
Novartis AG - ADR	23,767	1,197,382
Sanofi-Aventis SA - ADR	222,183	8,209,662
Viropharma, Inc. (a)	113,070	1,087,733
Watson Pharmaceuticals, Inc. (a)	159,960	5,860,934
		32,849,996
Professional Services - 0.34%
MPS Group, Inc. (a)	384,910	4,049,253

See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Real Estate Investment Trusts (REITs) - 0.57%
HCP, Inc.	58,278	$1,674,910
Host Hotels & Resorts, Inc.	437,292	5,146,927
		6,821,837
Real Estate Management & Development - 4.76%
Health Care REIT, Inc.	38,834	1,616,271
Nationwide Health Properties, Inc.	566,938	17,569,409
New World Development Co. (c)	347,000	746,829
Omega Healthcare Investors, Inc.	698,288	11,186,574
Senior Housing Properties Trust	566,013	10,816,508
Ventas, Inc.	393,455	15,148,017
		57,083,608
Road & Rail - 0.11%
Guangshen Railway (c)	3,276,000	1,323,073

Semiconductors & Semiconductor
Equipment - 1.65%
Intel Corp.	471,514	9,227,529
Texas Instruments, Inc.	444,524	10,530,773
		19,758,302
Software - 1.82%
BMC Software, Inc. (a)	163,036	6,118,741
Check Point Software Technologies
(a)(c)	204,565	5,799,418
Microsoft Corp.	124,338	3,219,111
Perfect World - ADR (a)	139,965	6,732,316
		21,869,586
Specialty Retail - 2.11%
Aeropostale, Inc. (a)	146,118	6,351,749
American Eagle Outfitters	192,573	3,246,781
Best Buy Co, Inc.	138,427	5,193,781
Cabela's, Inc. (a)	106,703	1,423,418
Collective Brands, Inc. (a)	183,533	3,180,627
Ross Stores, Inc.	124,584	5,951,378
		25,347,734
Textiles, Apparel & Luxury Goods - 1.41%
Carter's, Inc. (a)	216,869	5,790,402
Li Ning Co. Ltd. (c)	1,629,500	5,014,623
Warnaco Group, Inc. (a)	138,427	6,071,408
		16,876,433
Tobacco - 1.01%
Lorillard, Inc.	76,904	5,713,967
Philip Morris International, Inc.	132,275	6,447,084
		12,161,051
Transportation Infrastructure - 0.42%
Jasa Marga (c)	8,255,000	1,597,191
Zhejiang Expressway Co.
Ltd. (c)	3,915,000	3,430,023
		5,027,214
Water Utilities - 0.24%
Cia de Saneamento Basico do Estado
de Sao Paulo - ADR	76,904	2,916,969

Wireless Telecommunication Services - 1.93%
America Movil SAB de CV - ADR	126,123	5,527,971
China Unicom (c)	2,513,000	3,560,331
Globe Telecom, Inc. (c)	37,220	769,852
Vimpel-Communications - ADR (a)	712,119	13,316,626
		23,174,780
TOTAL COMMON STOCKS
(Cost $618,168,142)		$729,890,523

PREFERRED STOCKS - 0.38%
Comercial Banks - 0.38%
Itau Unibanco Banco Multiplo
SA - ADR	228,027	$4,594,744
TOTAL PREFERRED STOCKS
(Cost $4,028,677)		$4,594,744
See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
INVESTMENT COMPANIES - 22.39%
Exchange Traded Funds - 9.82%
iShares FTSE/Xinhua China 25
Index Fund	937,434	$38,378,548
iShares MSCI Brazil Index Fund	76,668	5,188,124
iShares MSCI Emerging Markets
Index Fund	322,997	12,567,813
iShares MSCI Malaysia
Index Fund	380,300	3,856,242
iShares MSCI Singapore
Index Fund	362,548	3,897,391
iShares MSCI South Africa
Index Fund	43,066	2,357,863
iShares MSCI South Korea
Index Fund	195,243	9,250,613
iShares MSCI Taiwan Index Fund	198,639	2,443,260
iShares S&P Latin America 40
Index Fund	199,476	8,559,515
Market Vectors Russia ETF (d)	433,738	12,036,230
SPDR S&P Emerging Middle East
& Africa ETF (d)	29,715	1,767,745
UltraShort Lehman 20+ Year
Treasury ProShares (a)	396,824	17,464,224
		117,767,568
Mutual Funds - 12.57%
Central Europe & Russia Fund	41,007	1,332,728
Fidelity China Region Fund	527,543	13,718,753
Fidelity High Income Fund	4,911,423	40,028,094
ING Russia Fund - Class A (d)	230,892	6,560,321
Matthews China Fund	655,256	14,952,155
Matthews India Fund	361,396	5,402,102
T Rowe Price High Yield Fund	4,378,096	27,187,974
US Global Investors Funds:
Eastern European Fund (a)(d)	1,340,344	11,264,182
Vanguard High-Yield Corporate
Fund	5,686,798	30,253,764
		150,700,073
TOTAL INVESTMENT COMPANIES
(Cost $237,462,293)		$268,467,641

EXCHANGE TRADED NOTES - 0.49%
iPath MSCI India Index ETN
(a)(c)	99,390	$5,857,053
TOTAL EXCHANGE TRADED NOTES
(Cost $6,269,246)		$5,857,053

	Troy Ounces	Fair Value
PRECIOUS METALS - 2.71%
Gold Bullion (a)	24,994	$25,035,740
Silver (a)	457,000	7,517,650
TOTAL PRECIOUS METALS
(Cost $28,043,904)		$32,553,390

	Principal
	Amount	Value
FOREIGN GOVERNMENT BONDS - 7.12%
Republic of Brazil
12.500%, 01/05/2022 (c)
BRL 137,452,000		$85,344,999
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $75,087,523)		$85,344,999

See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
SHORT- TERM INVESTMENTS - 4.90%
Money Market Funds - 4.90%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.100% (b)	58,813,013	$58,813,013
TOTAL SHORT-TERM INVESTMENTS
(Cost $58,813,013)		$58,813,013

Total Investments
(Cost $1,027,872,798) - 98.87%		$1,185,521,363
Other Assets in Excess of
Liabilities - 1.13%		13,550,407
TOTAL NET ASSETS - 100.00%		$1,199,071,770

Percentages are stated as a percent of net assets.
BRL Brazilian Real
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.
(c)	Foreign issued security.
(d)
A portion of this security is considered illiquid. The market value of these securities total $31,628,478, which represents 2.64% of total net assets. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Consolidated Schedule of Investments
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 63.73%
Commercial Services & Supplies - 1.32%
Monster Worldwide, Inc. (a)	71,789	$1,254,872
Saic, Inc. (a)	63,634	1,116,140
		2,371,012
Computers & Peripherals - 5.14%
Compal Electronics (b)	673,350	784,402
Hewlett-Packard Co.	27,528	1,299,597
Innolux Display Co. (b)	515,000	655,204
International Business Machines
Corp.	9,507	1,137,132
Lexmark International, Inc.
- Class A (a)	65,746	1,416,169
Micro-Star International (b)	1,081,448	708,115
Mitac International (b)	1,300,000	568,153
QLogic Corp. (a)	84,179	1,447,879
Wincor Nixdorf AG (b)	19,104	1,230,343
		9,246,994
Diversified Telecommunication Services - 1.59%
Belgacom SA (b)	32,517	1,266,686
Nippon Telegraph & Telephone
Corp. - ADR	33,900	780,717
Telecom Italia SpA - ADR	45,900	804,627
		2,852,030
Electric Utilities - 3.60%
Cez (b)	19,565	1,043,479
Companhia Paranaense de
Energia-Copel - ADR	129,629	2,285,359
CPFL Energia SA - ADR	11,750	634,618
Electricidade de Portugal
SA (b)	299,759	1,372,989
Enersis SA - ADR	61,390	1,132,646
		6,469,091
Energy Equipment & Services - 4.35%
Fred Olsen Energy (b)	34,150	1,273,508
Rowan Companies, Inc.	58,018	1,338,475
Subsea 7, Inc. (a)(b)	106,600	1,430,290
Superior Energy Services (a)	55,546	1,250,896
Tidewater, Inc.	27,596	1,299,496
Wood Group (b)	250,794	1,218,859
		7,811,524
Health Care Equipment & Supplies - 0.17%
CareFusion (a)	14,091	307,184

Health Care Providers & Services - 3.60%
Aetna, Inc.	37,907	1,054,952
Cardinal Health, Inc.	28,182	755,278
Community Health Systems,
Inc. (a)	55,271	1,764,803
Humana, Inc. (a)	35,928	1,340,114
Psychiatric Solutions, Inc. (a)	57,822	1,547,317
		6,462,464
Industrial Conglomerates - 1.35%
Carlisle Cos, Inc. (a)	35,769	1,212,927
General Electric Co. (a)	74,128	1,217,182
		2,430,109
Internet & Catalog Retail - 4.30%
Askul Corp. (b)	64,500	1,401,158
Brown Group (b)	306,506	1,204,040
Dena Co. Ltd. (b)	389	1,074,717
eBay, Inc. (a)	53,887	1,272,272
NetFlix, Inc. (a)	27,034	1,248,160
Wotif.com Holdings (b)	313,566	1,524,220
		7,724,567

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Internet Software & Services - 3.67%
Akamai Technologies, Inc. (a)	67,202	$1,322,535
IAC Inter/ActiveCorp (a)	62,766	1,267,246
Mercadolibre, Inc. (a)	37,161	1,429,212
NHN Corp. (a)(b)	8,600	1,266,370
Sohu.com, Inc. (a)	19,035	1,309,227
		6,594,590
IT Services - 8.17%
Accenture PLC (b)	37,311	1,390,581
Broadridge Financial Solutions,
Inc.	62,825	1,262,783
Computer Sciences Corp. (a)	30,381	1,601,383
Computershare Ltd. (b)	182,735	1,799,090
Dimension Data Holdings (b)	1,649,897	1,665,138
IT Holdings Corp. (b)	77,000	1,062,808
Patni Computer Systems - ADR	34,160	631,960
Satyam Computer Services Ltd.
- ADR (a)	185,988	1,223,801
Total System Services, Inc.	78,432	1,263,540
Wipro Ltd. - ADR	155,451	2,790,345
		14,691,429
Metals & Mining - 1.66%
Eldorado Gold Corp. (a)(b)	111,823	1,274,782
Freeport-McMoran Copper
& Gold, Inc.	24,820	1,702,900
		2,977,682
Oil, Gas & Consumable Fuels - 3.97%
Australia Worldwide Express (b)	530,247	1,272,372
Beach Petroleum (b)	1,610,216	1,065,399
Cnooc Ltd. - ADR	8,400	1,137,612
Dana Petroleum (a)(b)	51,804	1,160,730
Linn Energy LLC	52,266	1,197,414
Talisman Energy, Inc. (b)	75,203	1,304,020
		7,137,547
Pharmaceuticals - 0.56%
Sanofi-Aventis SA (b)	13,787	1,011,792

Professional Services - 2.44%
Adecco SA (b)	29,515	1,569,311
Manpower, Inc.	25,854	1,466,180
Sthree PLC (b)	327,520	1,355,684
		4,391,175
Specialty Retail - 5.31%
Alpen Co. Ltd. (b)	33,100	603,628
Belle International Holdings
Ltd. (b)	1,401,000	1,438,953
Douglas Holding AG (b)	23,812	1,088,921
Foschini (b)	174,663	1,441,574
Gamestop Corp. (a)	34,676	917,874
Lewis Group Ltd. (b)	197,431	1,458,393
RadioShack Corp.	76,767	1,272,029
RONA, Inc. (a)(b)	94,825	1,328,516
		9,549,888
Transportation Infrastructure - 3.94%
Cosco Pacific (b)	964,000	1,383,175
Dalian Port PDA Co. Ltd. (b)	2,476,000	1,019,147
Jiangsu Express (b)	1,442,000	1,183,363
Shenzhen Expressway Co.
- Class H (b)	2,348,000	1,151,270
Wright Express Corp. (a)	41,706	1,230,744
Zhejiang Expressway Co.
Ltd. (b)	1,278,000	1,119,686
		7,087,385
Wireless Telecommunication Services - 8.59%
Advanced Information Service
Public Co. Ltd. (b)	388,800	1,096,809
America Movil SAB de CV - ADR	26,589	1,165,396
Cellcom Israel (b)	20,085	611,187
Far Eastone Teleco (b)	750,000	877,193
Globe Telecom, Inc. (b)	55,700	1,152,090
LG Telecom Ltd. (b)	138,770	1,002,276

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

		Shares	Fair Value
Wireless Telecommunication Services - 8.59%
(continued)
Millicom International Cellular,
SA (a)(b)		12,651	$920,233
MTN Group Ltd. (b)		35,591	578,732
NII Holdings, Inc. (a)		42,704	1,280,265
NTT DoCoMo, Inc. - ADR		68,599	1,087,979
Partner Communications - ADR		63,531	1,195,652
Philippine Long Distance
Telephone Co. - ADR		18,044	927,461
Rogers Communications, Inc. (b)		32,159	906,883
Telephone & Data Systems, Inc.		24,826	769,853
Turkcell Iletisim Hizmet AS
- ADR		72,404	1,293,858
Vodacom Group Limited (a)(b)		77,871	582,062
			15,447,929
TOTAL COMMON STOCKS
(Cost $97,692,654)			$114,564,392

PREFERRED STOCKS - 0.55%
Electric Utilities - 0.55%
Electricas Brasileiras SA (b)		70,300	$988,073
TOTAL PREFERRED STOCKS
(Cost $908,343)			$988,073

INVESTMENT COMPANIES - 11.46%
Exchange Traded Funds - 3.53%
iShares iBoxx High Yield
Corporate Bond Fund		20,466	$1,767,239
SPDR Barclays Capital High
Yield Bond ETF		50,492	1,943,437
UltraShort Lehman 20+ Year
Treasury ProShares (a)		59,482	2,617,803
			6,328,479
Mutual Funds - 7.93%
Aberdeen Asia Pacific Income
Fund (b)		491,472	3,042,211
Advent Claymore Convertible
Securities and Income Fund		127,396	1,876,543
Advent Claymore Global Convertible
Securities & Income Fund		263,935	2,050,775
Fidelity High Income Fund		366,318	2,985,490
T Rowe Price High Yield Fund		479,079	2,975,078
Vanguard High-Yield Corporate
Fund		250,217	1,331,157
			14,261,254
TOTAL INVESTMENT COMPANIES
(Cost $17,765,598)			$20,589,733

		Troy Ounces	Fair Value
PRECIOUS METALS - 2.10%
Gold Bullion (a)		3,778	$3,784,309
TOTAL PRECIOUS METALS
(Cost $3,512,588)			$3,784,309

		Principal
		Amount	FairValue
FOREIGN GOVERNMENT BONDS - 4.90%
Australia Common
5.750%, 06/15/2011 (b)	AUD	2,951,000	$2,659,735
Republic of Brazil
12.500%, 01/05/2022 (b)	BRL	5,951,000	3,695,021
United Kingdom
4.750%, 06/07/2010 (b)	GBP	1,493,000	2,455,581
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $9,416,842)			$8,810,337

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
SHORT -TERM INVESTMENTS - 10.12%
Money Market Funds - 10.12%
Dreyfus Government Cash Management Fund
0.040% (c)	4,711,690	$4,711,690
Fidelity Institutional Money
Market Fund - Government Portfolio
0.100% (c)	13,490,579	13,490,579
TOTAL SHORT- TERM INVESTMENTS
(Cost $18,202,269)		$18,202,269

Total Investments
(Cost $147,498,294) - 92.86%		$166,939,113
Other Assets in Excess
of Liabilities - 7.14%		12,832,127
TOTAL NET ASSETS - 100.00%		$179,771,240

Percentages are stated as a percent of net assets.
AUD	Australian Dollar
BRL	Brazilian Real
GBP	British Pound
ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2009
		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2009
Australian Dollar	$8,320,816	4.98%
Brazilian Real	4,683,094	2.81
British Pound	9,060,022	5.43
Canadian Dollar	1,328,515	0.80
Czech Koruna	1,043,479	0.62
Euro	5,970,730	3.58
Hong Kong Dollar	7,295,594	4.37
Japanese Yen	4,142,313	2.48
New Taiwan Dollar	3,593,070	2.15
Norwegian Krone	2,703,798	1.62
Philippine Peso	1,152,089	0.69
Rand	4,060,763	2.43
South Korea Won	2,268,646	1.36
Swiss Franc	1,569,311	0.94
Thailand Baht	1,096,809	0.66
US Dollar	108,650,064	65.08
Total Investments	$166,939,113	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2009
Australia	$8,320,816	4.98%
Belgium	1,266,686	0.76
Bermuda	1,383,176	0.83
Brazil	7,603,071	4.55
Canada	4,814,201	2.88
Cayman Islands	1,430,290	0.86
Chile	1,132,646	0.68
China	4,473,465	2.68
Czech Republic	1,043,479	0.63
France	1,011,792	0.61
Germany	2,319,264	1.39
Hong Kong	2,576,565	1.54
India	4,646,106	2.78
Ireland	1,390,581	0.83
Israel	1,806,840	1.08
Italy	804,627	0.48
Japan	6,011,011	3.60
Korea, Republic Of	2,268,646	1.36
Luxembourg	920,234	0.55
Mexico	1,165,396	0.70
Norway	1,273,508	0.76
Philippines	2,079,551	1.25
Portugal	1,372,989	0.82
South Africa	4,060,763	2.43
Switzerland	1,569,311	0.94
Taiwan, Province Of China	3,593,067	2.15
Thailand	1,096,809	0.66
Turkey	1,293,859	0.78
United Kingdom	9,060,022	5.43
United States	85,150,342	51.01
Total Investments	$166,939,113	100.00%

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 1.03%
Airlines - 0.06%
Air France-KLM (a)(b)	1,154	$20,974
Deutsche Lufthansa AG (b)	1,075	19,050
Qantas Airways (b)	7,880	19,882
SAS AB (a)(b)	29,057	20,632
Southwest Airlines Co.	1,953	18,749
		99,287
Biotechnology - 0.02%
Qiagen NV (a)(b)	1,530	32,465

Building Products - 0.10%
Assa Abloy AB (b)	913	14,838
Central Glass Co. (b)	6,000	26,670
Daikin Industries Ltd. (b)	600	21,590
Lennox International, Inc.	808	29,185
Masco Corp.	1,532	19,793
Simpson Manufacturing Co., Inc.	1,429	36,097
Uponor OYJ (b)	2,029	33,759
		181,932
Commercial Banks - 0.11%
The Bank of Yokohama Ltd. (b)	6,000	29,410
City National Corp.	730	28,419
Hancock Holding Co.	598	22,467
The Joyo Bank Ltd. (b)	6,000	29,477
Old National Bancorp	1,681	18,827
Park National Corp.	351	20,478
Valley National Bancorp	1,646	20,229
Westamerica Bancorporation	434	22,568
		191,875
Electric Utilities - 0.08%
Entergy Corp.	349	27,871
Hawaiian Electric Industries	1,367	24,770
Pinnacle West Capital Corp.	879	28,849
Scottish & Southern Energy PLC (b)	1,408	26,395
Unisource Energy Corp.	989	30,412
		138,297

Insurance - 0.04%
Alleghany Corp. (a)	69	17,874
Fidelity National Title Group, Inc. (a)	1,161	17,508
Markel Corp. (a)	54	17,810
Zenith National Insurance Corp. (a)	574	17,737
		70,929
Life Sciences Tools & Services - 0.04%
Eurofins Scientific (b)	482	22,606
Lonza Group AG (b)	255	27,805
Techne Corp.	414	25,896
		76,307
Media - 0.14%
Gr Ed L'Espresso (a)(b)	15,103	41,108
John Wiley & Sons, Inc.	741	25,772
Morningstar, Inc. (a)	628	30,496
Quebecor Inc. - Class B (a)(b)	1,621	37,018
Sanoma OYJ (b)	1,714	37,849
Thomson Reuters Corp. (a)	813	27,261
UTD Business Med L (b)	3,674	27,461
The Washington Post Company - Class B	67	31,361
		258,326
Paper & Forest Products - 0.08%
Holmen AB (b)	547	15,065
OJI Paper Co. Ltd. (b)	6,000	27,071
Portucel Empresa Produtora de Pasta e Papel SA (b)	10,886	33,421
Sappi Ltd. - ADR	4,661	17,992
Sino FST Corp. (a)(b)	2,179	34,415
UPM-Kymmene OYJ (b)	1,437	17,243
		145,207

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short (continued)
September 30, 2009

	Shares	Fair Value
Real Estate Investment Trusts (REITs) - 0.06%
Highwoods Properties, Inc.	1,225	$38,526
Primaris Real Estate Investment Trust (b)	2,507	35,592
Silic (STE Immob LOC Indu) (b)	288	37,147
		111,265
Road & Rail - 0.14%
DSV A/S (a)(b)	2,132	38,013
Genesee & Wyoming, Inc. (a)	1,048	31,775
Go-Ahead Group PLC (b)	1,280	29,007
JB Hunt Transport Services, Inc.	836	26,861
Kintetsu Corp. (b)	6,000	23,194
Knight Transportation, Inc.	1,503	25,220
Landstar System, Inc.	698	26,566
Nankai Electric Rail (b)	6,000	27,605
Tokyu Corp. (b)	6,000	28,742
		256,983
Semiconductors & Semiconductor Equipment - 0.07%
Advantest Corp. - ADR (a)	649	17,783
Applied Materials, Inc. (a)	1,352	18,090
ASML Holding NV - ADR (a)	618	18,274
Formfactor, Inc. (a)	759	18,155
KLA-Tencor Corp. (a)	508	18,217
Lam Research Corp. (a)	535	18,275
Varian Semiconductor Equipment Associates, Inc. (a)	552	18,128
		126,922

Thrifts & Mortgage Finance - 0.09%
Capitol Federal Financial	686	22,583
Hudson City Bancorp, Inc.	2,104	27,668
New York Community Bancorp, Inc.	1,767	20,179
Northwest Bancorp, Inc.	1,555	35,516
TFS Financial Corp.	2,316	27,560
Washington Federal, Inc.	1,367	23,048
		156,554
TOTAL COMMON STOCKS
(Proceeds $1,572,256)		$1,846,349

INVESTMENT COMPANIES - 0.05%
Exchange Traded Funds - 0.05%
iShares MSCI EAFE Index Fund	1,600	$87,520
TOTAL INVESTMENT COMPANIES
(Proceeds $84,117)		$87,520

PREFERRED STOCKS - 0.01%
Transportation Infrastructure - 0.01%
Gol - Linhas Aereas Inteligentes S.A. - ADR	1,705	$17,510
TOTAL PREFERRED STOCKS
(Proceeds $16,667)		$17,510

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,673,040) - 1.09%		$1,951,379

Percentages are stated as a percent of net assets.
ADRAmerican Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short (continued)
September 30, 2009
		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2009
Australian Dollar	$19,882	1.02%
British Pound	82,864	4.25
Canadian Dollar	134,286	6.88
Danish Krone	38,013	1.95
Euro	295,622	15.15
Japanese Yen	213,758	10.95
Swedish Krona	50,535	2.59
Swiss Franc	27,806	1.42
US Dollar	1,088,613	55.79
Total Investments	$1,951,379	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2009
Australia	$19,882	1.02%
Brazil	17,510	0.90
Canada	134,286	6.88
Denmark	38,013	1.95
Finland	88,851	4.55
France	80,726	4.14
Germany	19,050	0.98
Italy	41,108	2.11
Japan	213,758	10.95
Jersey	27,462	1.41
Netherlands	32,465	1.66
Portugal	33,421	1.71
South Africa	17,991	0.92
Sweden	50,535	2.59
Switzerland	27,806	1.42
United Kingdom	55,402	2.84
United States	1,053,113	53.97
Total Investments	$1,951,379	100.00%

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 95.24%
Airlines - 9.46%
AMR Corp. (a)	212,257	$1,687,443
Continental Airlines, Inc. (a)	90,853	1,493,624
Delta Air Lines Inc. (a)	146,742	1,314,808
		4,495,875
Auto Components - 1.11%
Exide Technologies (a)	66,371	528,977

Biotechnology - 11.10%
Acorda Therapeutics, Inc. (a)	8,249	192,037
Alkermes, Inc. (a)	35,950	330,380
Allos Therapeutics, Inc. (a)	10,937	79,293
Arena Pharmaceuticals, Inc. (a)	53,012	236,964
Ariad Pharmaceuticals, Inc. (a)	7,879	17,491
Cubist Pharmaceuticals, Inc. (a)	30,899	624,160
Dendreon Corp. (a)	47,313	1,324,291
Dyax Corp. (a)	44,517	159,816
Emergent Biosolutions, Inc. (a)	7,088	125,174
Genomic Health, Inc. (a)	2,652	57,973
Geron Corp. (a)	45,807	300,494
GTX, Inc. (a)	5,664	72,499
Halozyme Therapeutics, Inc. (a)	16,699	118,730
Isis Pharmaceuticals, Inc. (a)	17,242	251,216
Martek Biosciences Corp.	10,692	241,532
Orexigen Therapeutics, Inc. (a)	28,340	279,149
PDL BioPharma, Inc.	19,386	152,762
Rigel Pharmaceuticals, Inc. (a)	13,769	112,906
Seattle Genetics Inc. (a)	15,527	217,844
Sinovac Biotech Ltd. (a)(c)	46,008	381,406
		5,276,117
Capital Markets - 3.74%
Credit Suisse Group - ADR	9,815	546,205
Deutsche Bank AG (c)	16,066	1,233,387
		1,779,592

Commercial Banks - 10.67%
Banco Santander Central
Hispano SA - ADR	34,928	564,087
Bank of Montreal Que (c)	9,016	456,570
Barclays PLC - ADR (a)	43,562	1,029,806
Canadian Imperial Bank of
Commerce (c)	14,443	881,168
HSBC Holdings PLC - ADR	8,835	506,687
ICICI Bank Ltd. - ADR	6,481	249,907
KB Financial Group, Inc.
- ADR (a)	7,867	404,915
PNC Financial Services
Group, Inc.	8,817	428,418
Shinhan Financial Group
Co. Ltd. - ADR	1,324	106,145
Wells Fargo & Co.	15,749	443,807
		5,071,510
Commercial Services & Supplies - 0.80%
Saic, Inc. (a)	13,848	242,894
TeleTech Holdings, Inc. (a)	8,078	137,811
		380,705
Communications Equipment - 1.45%
Cisco Systems, Inc. (a)	29,346	690,805

Computers & Peripherals - 2.80%
Apple Computer, Inc. (a)	2,184	404,848
Hewlett-Packard Co.	18,408	869,042
Ness Technologies, Inc. (a)	6,974	55,025
		1,328,915
Construction & Engineering - 0.80%
Abengoa SA (c)	13,150	380,629

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Diversified Financial Services - 2.30%
Citigroup, Inc.	107,957	$522,512
JPMorgan Chase & Co.	13,060	572,289
		1,094,801
Diversified Telecommunication Services - 5.41%
China Telecom Corp. Ltd. - ADR	5,880	278,124
China Unicom Hong Kong Ltd.
- ADR	36,763	523,505
Chunghwa Telecom Co. Ltd.
- ADR	17,320	312,453
KT Corp. - ADR	10,199	177,258
Telecom Italia SpA - ADR	4,211	73,819
Telefonica SA - ADR	6,819	565,363
Telefonos de Mexico SA de CV
- ADR	27,122	473,008
Telekomunikasi Indonesia Tbk PT
- ADR	4,681	167,112
		2,570,642
Electric Utilities - 0.17%
Empresa Nacional de Electricidad
- ADR	1,707	80,007

Energy Equipment & Services - 3.81%
Huaneng Power International,
Inc. - ADR	2,780	74,059
NRG Energy, Inc. (a)	40,936	1,153,986
Ormat Technologies, Inc.	12,989	530,211
Seahawk Drilling, Inc. (a)	1,745	54,252
		1,812,508
Internet Software & Services - 0.73%
Google, Inc. - Class A (a)	698	346,103

IT Services - 9.19%
Broadridge Financial Solutions,
Inc.	11,793	237,039
CACI International, Inc.
- Class A (a)	6,208	293,452
Cognizant Technology Solutions
Corp. (a)	12,326	476,523
Convergys Corp. (a)	12,959	128,813
Fidelity National Information
Services, Inc.	21,559	549,970
Gartner, Inc. (a)	5,437	99,334
Genpact Limited (a)(c)	7,991	98,289
Hewitt Associates, Inc. (a)	6,813	248,198
Lender Processing Services, Inc.	6,277	239,593
Mantech International Corp.
- Class A (a)	2,002	94,414
MAXIMUS, Inc.	2,116	98,606
Metavante Technologies, Inc. (a)	7,269	250,635
Patni Computer Systems - ADR	2,675	49,488
Sapient Corp. (a)	29,057	233,618
Satyam Computer Services Ltd.
- ADR	37,925	249,547
SRA International, Inc.
- Class A (a)	22,543	486,703
Total System Services, Inc.	33,176	534,465
		4,368,687
Life Sciences Tools & Services - 0.41%
Medivation, Inc. (a)	7,189	195,109

Multi-Utilities - 2.71%
The AES Corp. (a)	86,967	1,288,851

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Paper & Forest Products - 6.27%
Buckeye Technologies, Inc. (a)	4,331	$46,472
Domtar Corp. (a)	11,352	399,817
P.H. Glatfelter Company	4,395	50,455
International Paper Co.	51,853	1,152,692
MeadWestvaco Corp.	16,088	358,923
Neenah Paper, Inc.	4,847	57,049
Schweitzer-Mauduit International,
Inc.	3,039	165,200
Votorantim Celulose E Papel SA
- ADR (a)	45,609	748,444
		2,979,052
Pharmaceuticals - 3.27%
Cadence Pharmaceuticals, Inc. (a)	8,798	97,306
Roche Holding AG - ADR	33,000	1,331,735
Theravance, Inc. (a)	8,675	127,002
		1,556,043
Software - 13.67%
BMC Software, Inc. (a)	19,336	725,680
CA, Inc.	20,959	460,888
Check Point Software
Technologies (a)(c)	16,170	458,420
Micros Systems, Inc. (a)	23,486	709,042
Microsoft Corp.	31,836	824,234
Novell, Inc. (a) 103,516		466,857
Quality Systems, Inc.	10,402	640,451
Red Hat, Inc. (a)	36,132	998,689
Rightnow Technologies, Inc. (a)	3,789	54,713
SAP AG - ADR	9,493	463,923
Sybase, Inc. (a)	17,921	697,127
		6,500,024
Specialty Retail - 3.84%
Advance Auto Parts, Inc.	16,454	646,313
AutoNation, Inc. (a)	41,728	754,443
Group 1 Automotive, Inc.	15,772	423,478
		1,824,234

Wireless Telecommunication Services - 1.53%
Atlantic Tele-Network, Inc.	779	41,614
Vimpel-Communications
- ADR (a)	34,815	651,040
Telecom Corp of New Zealand
Ltd. – ADR	3,878	37,151
		729,805
TOTAL COMMON STOCKS
(Cost $39,123,831)		$45,278,991

INVESTMENT COMPANIES - 1.98%
Exchange Traded Funds - 1.98%
iShares Russell 2000 Index Fund	15,630	$941,395
TOTAL INVESTMENT COMPANIES
(Cost $970,723)		$941,395

PREFERRED STOCKS - 1.85%
Diversified Financial Services - 0.56%
Itau Unibanco Banco Multiplo SA
- ADR	13,125	$264,469

Diversified Telecommunication Services - 1.04%
Brasil Telecom SA - ADR	1,676	44,112
Tele Norte Leste Participacoes SA
- ADR	23,956	450,133
		494,245
Paper & Forest Products - 0.25%
Aracruz Celulose SA - ADR (a)	5,450	121,317
TOTAL PREFERRED STOCKS
(Cost $801,309)		$880,031

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
SHORT- TERM INVESTMENTS - 1.24%
Money Market Funds - 1.24%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.100% (b)	591,084	$591,084
TOTAL SHORT- TERM INVESTMENTS
(Cost $591,084)		$591,084

Total Investments
(Cost $41,486,947) - 100.31%		$47,691,501
Liabilities in Excess of
Other Assets - (0.31)%		(148,141)
TOTAL NET ASSETS - 100.00%		$47,543,360

Percentages are stated as a percent of net assets.
ADRAmerican Depository Receipt
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.
(c)	Foreign issued security.

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 98.00%
Aerospace & Defense - 1.12%
Boeing Co.	2,416	$130,826

Chemicals - 3.48%
Lubrizol Corp.	2,232	159,499
Mosaic Co.	3,064	147,286
RPM International, Inc.	5,446	100,697
		407,482
Commercial Banks - 9.68%
Bank of Montreal Que (c)	3,382	171,264
Barclays PLC - ADR (a)	9,186	217,157
BB&T Corp.	5,824	158,646
Canadian Imperial Bank
of Commerce (c)	3,497	213,352
PNC Financial Services Group, Inc.	1,319	64,090
U.S. Bancorp	14,175	309,866
		1,134,375
Communications Equipment - 4.31%
Avocent Corp. (a)	12,876	260,997
Cisco Systems, Inc. (a)	10,376	244,251
		505,248
Computers & Peripherals - 4.37%
Hewlett-Packard Co.	7,582	357,946
NCR Corp. (a)	11,128	153,789
		511,735
Construction Materials - 0.49%
CRH PLC - ADR	2,078	57,644

Containers & Packaging - 0.54%
Packaging Corp. of America	3,117	63,587

Diversified Financial Services - 2.46%
JPMorgan Chase & Co.	6,563	287,591

Diversified Telecommunication Services - 1.07%
China Unicom Hong Kong
Ltd. – ADR	8,167	116,298
Chunghwa Telecom Co. Ltd. - ADR 497		8,966
		125,264
Electric Utilities - 1.45%
Cleco Corp.	2,741	68,744
Enersis SA - ADR	2,587	47,730
Westar Energy, Inc.	2,738	53,419
		169,893
Electronic Equipment, Instruments
& Components - 2.94%
SYNNEX Corp. (a)	11,303	344,515

Energy Equipment & Services - 2.21%
Rowan Companies, Inc.	6,135	141,534
Transocean Ltd. (a)(c)	1,373	117,433
		258,967
Food Products - 1.25%
Bunge Ltd. (c)	2,344	146,758

Health Care Equipment & Supplies - 0.49%
Syneron Medical Ltd. (a)(c)	5,007	57,130

Health Care Providers & Services - 0.30%
UnitedHealth Group, Inc.	1,412	35,356

Hotels, Restaurants & Leisure - 0.94%
Cracker Barrel Old Country
Store, Inc.	3,213	110,527

Industrial Conglomerates - 2.90%
3M Co.	953	70,331
Tyco International Ltd. (c)	7,814	269,427
		339,758
Insurance - 0.97%
American Financial Group, Inc.	4,459	113,704

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
IT Services - 2.03%
Computer Sciences Corp. (a)	4,511	$237,775

Machinery - 6.56%
Bucyrus International, Inc.	7,148	254,612
Caterpillar, Inc.	4,746	243,612
Deere & Co.	4,894	210,050
Watts Water Technologies,
Inc. - Class A	2,006	60,682
		768,956
Metals & Mining - 11.87%
Allegheny Technologies, Inc.	5,392	188,666
BHP Billiton Ltd. - ADR	2,803	185,026
Companhia Siderurgica
Nacional - ADR	7,395	226,287
Freeport-McMoran Copper
& Gold, Inc.	3,025	207,545
Massey Energy Co.	5,973	166,587
Nucor Corp.	3,944	185,408
Teck Cominco Ltd. (a)(c)	8,381	231,064
		1,390,583
Multiline Retail - 2.93%
JC Penney Co., Inc.	3,581	120,859
Nordstrom, Inc.	7,296	222,820
		343,679
Multi-Utilities - 0.69%
Sempra Energy	1,038	51,703
PG&E Corp.	716	28,991
		80,694
Oil, Gas & Consumable Fuels - 9.50%
Anadarko Petroleum Corp.	1,771	111,095
Petroleo Brasileiro SA - ADR	9,369	430,037
XTO Energy, Inc.	2,691	111,192
Devon Energy Corp.	1,861	125,301
Occidental Petroleum Corp.	4,274	335,081
		1,112,706

Pharmaceuticals - 2.67%
AstraZeneca PLC - ADR	1,262	56,727
Bristol-Myers Squibb Co.	1,504	33,870
Merck & Co., Inc.	2,718	85,970
Novartis AG - ADR	907	45,695
Sanofi-Aventis SA - ADR	1,318	48,700
Viropharma, Inc. (a)	4,315	41,510
		312,472
Professional Services - 1.32%
MPS Group, Inc. (a)	14,689	154,528

Real Estate Investment Trusts (REITs) - 5.07%
HCP, Inc.	2,224	63,918
Health Care REIT, Inc.	1,482	61,681
Nationwide Health Properties, Inc. 6,668
Ventas, Inc.	1,691	65,104
Host Hotels & Resorts, Inc.	16,688	196,418
		593,762
Semiconductors & Semiconductor
Equipment - 6.44%
Intel Corp.	17,994	352,143
Texas Instruments, Inc.	16,964	401,877
		754,020
Software - 1.05%
Microsoft Corp.	4,745	122,848

Specialty Retail - 2.56%
American Eagle Outfitters	7,349	123,904
Cabela's, Inc. (a)	4,072	54,321
Collective Brands, Inc. (a)	7,004	121,379
		299,604
Wireless Telecommunication Services - 4.34%
Vimpel-Communications
- ADR (a)	27,176	508,191
TOTAL COMMON STOCKS
(Cost $9,213,454)		$11,480,178

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
PREFERRED STOCKS - 1.50%
Diversified Financial Services - 1.50%
Itau Unibanco Banco Multiplo
SA - ADR	8,702	$175,345
TOTAL PREFERRED STOCKS
(Cost $153,743)		$175,345

SHORT- TERM INVESTMENTS - 0.56%
Money Market Funds - 0.56%
Fidelity Institutional Money Market
Fund - Government Portfolio
0.100% (b)	65,187	$65,187
TOTAL SHORT-TERM INVESTMENTS
(Cost $65,187)		$65,187

Total Investments
(Cost $9,432,384) - 100.06%		$11,720,710
Liabilities in Excess of
Other Assets - (0.06)%		(7,415)
TOTAL NET ASSETS - 100.00%		$11,713,295

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.
(c)	Foreign issued security.

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Schedule of Investments
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 98.02%
Beverages - 2.11%
The Coca-Cola Co.	3,956	$212,437

Chemicals - 2.52%
NewMarket Corp.	2,726	253,627

Communications Equipment - 1.93%
Research In Motion Ltd. (a)(c)	2,881	194,612

Computers & Peripherals - 1.90%
International Business Machines
Corp.	1,603	191,735

Construction & Engineering - 2.11%
Chicago Bridge & Iron Co.
NV (c)	11,409	213,120

Containers & Packaging - 3.69%
Packaging Corp. of America	4,551	92,841
Rock-Tenn Co. - Class A	2,140	100,815
Temple-Inland, Inc.	10,841	178,009
		371,665
Electric Utilities - 0.95%
Enersis SA - ADR	5,209	96,106

Electronic Equipment, Instruments
& Components - 2.38%
Tech Data Corp. (a)	5,772	240,173

Energy Equipment & Services - 4.43%
Cal Dive International, Inc. (a)	25,039	247,636
Dresser-Rand Group, Inc. (a)	6,412	199,221
		446,857
Food Products - 2.98%
ConAgra Foods, Inc.	9,737	211,098
Fresh Del Monte Produce,
Inc. (a)(c)	3,953	89,377
		300,475

Health Care Providers & Services - 14.49%
AmerisourceBergen Corp.	9,940	222,457
Chemed Corp.	1,924	84,444
Cigna Corp.	6,156	172,922
Emergency Medical Services
Corp. - Class A (a)	2,405	111,833
Humana, Inc. (a)	5,611	209,290
Medco Health Solutions, Inc. (a)	4,008	221,683
Mednax, Inc. (a)	4,168	228,907
Universal Health Services,
Inc. - Class B	3,366	208,456
		1,459,992
Health Care Technology - 2.14%
Cerner Corp. (a)	2,885	215,798

Hotels, Restaurants & Leisure - 1.60%
Jack in the Box, Inc. (a)	7,855	160,949

Insurance - 1.51%
Validus Holdings Ltd. (c)	5,898	152,168

IT Services - 13.44%
Broadridge Financial Solutions,
Inc.	8,977	180,438
Computer Sciences Corp. (a)	3,848	202,828
Fiserv, Inc. (a)	4,008	193,186
Metavante Technologies, Inc. (a)	6,732	232,119
Satyam Computer Services
Ltd. - ADR	31,268	205,743
Western Union Co.	10,581	200,193
Wright Express Corp. (a)	4,724	139,405
		1,353,912
Machinery - 6.39%
Bucyrus International, Inc.	6,125	218,173
Flowserve Corp.	2,026	199,642
Joy Global, Inc.	4,616	225,907
		643,722
See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Personal Products - 1.96%
Herbalife Ltd. (c)	6,040	$197,750

Pharmaceuticals - 8.29%
AstraZeneca PLC - ADR	4,489	201,781
Bristol-Myers Squibb Co.	8,497	191,352
Sanofi-Aventis SA - ADR	6,253	231,048
Watson Pharmaceuticals, Inc. (a)	5,772	211,486
		835,667
Software - 6.26%
BMC Software, Inc. (a)	5,611	210,581
Check Point Software
Technologies (a)(c)	7,214	204,517
Perfect World - ADR (a)	4,492	216,065
		631,163
Specialty Retail - 5.89%
Aeropostale, Inc. (a)	4,970	216,046
Best Buy Co., Inc.	4,649	174,431
Ross Stores, Inc.	4,242	202,640
		593,117
Textiles, Apparel & Luxury Goods - 3.98%
Carter's, Inc. (a)	7,375	196,912
Warnaco Group, Inc. (a)	4,644	203,686
		400,598
Tobacco - 4.26%
Lorillard, Inc.	2,726	202,542
Philip Morris International, Inc.	4,649	226,592
		429,134
Water Utilities - 0.99%
Cia de Saneamento Basico do Estado
de Sao Paulo - ADR	2,622	99,452

Wireless Telecommunication Services - 1.82%
America Movil SAB de CV - ADR	4,177	183,078
TOTAL COMMON STOCKS
(Cost $8,795,060)		$9,877,307

SHORT-TERM INVESTMENTS - 0.44%
Money Market Funds - 0.44%
Fidelity Institutional Money Market
Fund - Government Portfolio
0.100% (b)	44,261	$44,261
TOTAL SHORT-TERM INVESTMENTS
(Cost $44,261)		$44,261

Total Investments
(Cost $8,839,321) - 98.46%		$9,921,568
Other Assets in Excess of
Liabilities - 1.54%		155,353
TOTAL NET ASSETS - 100.00%		$10,076,921

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.
(c)	Foreign issued security.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Clean Technology Fund
Schedule of Investments
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 93.95%
Aerospace & Defense - 1.75%
Hexcel Corp. (a)	13,196	$150,962

Auto Components - 4.18%
Exide Technologies (a)	26,550	211,603
Westport Innovations, Inc. (a)(c)	11,761	149,395
		360,998
Biotechnology - 1.88%
Metabolix, Inc. (a)	15,789	162,311

Building Products - 0.86%
Waterfurnace Renewable Energy,
Inc. (a)(c)	2,925	73,818

Chemicals - 0.84%
Calgon Carbon Corp. (a)	4,885	72,445

Commercial Services & Supplies - 10.94%
Befesa Medio Ambiente SA (a)(c)	4,360	111,654
BWT AG (c)	5,986	150,316
Clean Harbors, Inc. (a)	2,352	132,323
EnergySolutions, Inc.	15,306	141,121
Layne Christensen Co. (a)	8,439	270,470
Suez Environnement (c)	4,025	91,943
Tetra Tech, Inc. (a)	1,737	46,083
		943,910
Communications Equipment - 3.85%
Echelon Corp. (a)	25,834	332,484

Construction & Engineering - 6.88%
Abengoa SA (c)	5,131	148,518
Acciona SA (c)	1,275	173,517
Hitachi Plant Technologies Ltd. (c)	14,000	94,981
Insituform Technologies, Inc. (a)	4,012	76,790
The Shaw Group, Inc. (a)	1,467	47,076
Toshiba Plant Systems & Services
Corp. (c)	4,000	53,295
		594,177

Diversified Financial Services - 0.39%
Trading Emissions PLC (a)	19,528	33,936

Electric Utilities - 1.00%
BKW Energie AG (c)	543	47,106
ITC Holdings Corp.	858	38,996
		86,102
Electrical Equipment - 22.56%
American Superconductor
Corporation (a)	1,969	66,040
Areva (c)	194	111,967
Broadwind Energy, Inc. (a)	13,385	105,608
China High Speed
Transmission (c)	51,000	104,632
First Solar, Inc. (a)	2,257	345,005
Gamesa (c)	10,337	231,590
Nordex AG (a)(c)	9,847	171,763
SMA Solar Tech AG (c)	2,841	291,267
Suzlon Energy Ltd. - GDR (a)(c)	36,464	284,419
Vestas Wind System (a)(c)	3,241	234,297
		1,946,588
Electronic Equipment, Instruments
& Components - 6.97%
BYD Co. (a)(c)	45,000	370,740
Maxwell Technologies, Inc. (a)	12,513	230,615
		601,355
Independent Power Producers & Energy Traders
- 8.20%
Canadian Hydro Developers,
Inc. (a)(c)	30,875	148,514
Energiekontor AG (c)	9,298	51,704
Iberdrola Renovables (c)	36,344	178,699
Ormat Technologies, Inc.	3,740	152,667
Plutonic Power Corp. (a)(c)	10,800	35,709
Theolia (a)(c)	19,687	140,300
		707,593

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Clean Technology Fund
Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
IT Services - 1.40%
Enernoc, Inc. (a)	3,633	$120,470

Machinery - 8.40%
ESCO Technologies, Inc. (a)	3,712	146,253
Hansen Transmission (a)(c)	57,260	117,362
Kurita Water Industries Ltd. (c)	3,700	132,724
Meyer Burger Technology (a)(c)	909	219,202
PMFG, Inc. (a)	8,511	109,452
		724,993
Multi-Utilities - 1.63%
Veolia Environnement - ADR	3,660	140,873

Oil, Gas & Consumable Fuels - 8.03%
Cameco Corp. (a)	4,020	111,553
Energy Resources of Australia
Ltd. (c)	7,254	161,331
Envitec Biogas AG (c)	7,008	179,466
Fersa Energias Ren (c)	52,124	175,435
Gushan Environmental Energy
Ltd. - ADR	36,001	65,522
		693,307
Professional Services - 0.55%
Stantec, Inc. (a)(c)	1,906	47,710

Semiconductors & Semiconductor
Equipment - 3.64%
Aixtron (a)	1,221	33,524
Cree, Inc. (a)	3,031	111,389
Manz Automation AG (a)(c)	1,564	123,978
Rubicon Technology, Inc. (a)	3,008	44,639
		313,530
TOTAL COMMON STOCKS
(Cost $7,140,047)		$8,107,562

INVESTMENT COMPANIES - 4.29%
Exchange Traded Funds - 4.29%
PowerShares Cleantech Portfolio	12,855	302,478
Powershares Global Clean Energy
Portfolio	4,060	67,315
		369,793
TOTAL INVESTMENT COMPANIES
(Cost $371,719)		$369,793

SHORT-TERM INVESTMENTS - 4.24%
Money Market Funds - 4.24%
Fidelity Institutional Money Market
Fund - Government Portfolio
0.100% (b)	366,009	$366,009
TOTAL SHORT-TERM INVESTMENTS
(Cost $366,009)		$366,009

Total Investments
(Cost $7,877,775) - 102.48%		$8,843,364
Liabilities in Excess of
Other Assets - (2.48)%		(214,184)
TOTAL NET ASSETS - 100.00%		$8,629,180

Percentages are stated as a percent of net assets.
GDR Global Depository Receipt
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.
(c)	Foreign issued security.

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Clean Technology Fund
Schedule of Investments (continued)
September 30, 2009
		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2009
Australian Dollar	$161,331	1.82%
British Pound	151,298	1.71
Canadian Dollar	566,699	6.41
Danish Krone	234,297	2.65
Euro	2,365,643	26.75
Hong Kong Dollar	475,371	5.38
Japanese Yen	281,000	3.18
Swiss Franc	266,308	3.01
US Dollar	4,341,417	49.09
Total Investments	$8,843,364	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2009
Australia	$161,331	1.82%
Austria	150,316	1.70
Canada	566,699	6.41
Cayman Islands	170,153	1.92
China	370,740	4.19
Denmark	234,296	2.65
France	485,084	5.49
Germany	851,704	9.63
Japan	281,000	3.18
Spain	1,019,414	11.53
Switzerland	266,308	3.01
United Kingdom	435,717	4.93
United States	3,850,602	43.54
Total Investments	$8,843,364	100.00%

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund
Schedule of Investments
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 46.62%
Airlines - 4.67%
AMR Corp. (a)(b)	4,683	$37,230
Continental Airlines, Inc. (a)(b)	1,983	32,600
Delta Airlines Inc. (a)(b)	3,203	28,699
		98,529
Biotechnology - 5.51%
Acorda Therapeutics, Inc. (a)(b)	183	4,260
Alkermes, Inc. (a)(b)	782	7,187
Allos Therapeutics, Inc. (a)(b)	247	1,791
Arena Pharmaceuticals, Inc. (a)(b)	1,181	5,279
Ariad Pharmaceuticals, Inc. (a)(b)	140	311
Cubist Pharmaceuticals, Inc. (a)(b)	681	13,756
Dendreon Corp. (a)(b)	1,042	29,166
Dyax Corp. (a)(b)	753	2,703
Emergent Biosolutions, Inc. (a)(b)	158	2,790
Genomic Health, Inc. (a)(b)	59	1,290
Geron Corp. (a)(b)	1,021	6,698
GTX, Inc. (a)(b)	128	1,638
Halozyme Therapeutics, Inc. (a)(b)	378	2,688
Isis Pharmaceuticals, Inc. (a)(b)	380	5,537
Martek Biosciences Corp. (b)	242	5,467
Orexigen Therapeutics, Inc. (a)(b)	632	6,225
PDL BioPharma, Inc. (b)	428	3,373
Rigel Pharmaceuticals, Inc. (a)(b)	312	2,558
Seattle Genetics, Inc. - ADR (a)(b)	351	4,924
Sinovac Biotech Ltd. (a)(b)(d)	1,025	8,497
		116,138
Capital Markets - 1.88%
Credit Suisse Group - ADR (b)(d)	219	12,187
Deutsche Bank AG (b)(d)	358	27,484
		39,671

Commercial Banks - 5.32%
Banco Santander Central Hispano
SA - ADR (b)	778	12,565
Bank of Montreal Que (b)(d)	201	10,179
Barclays PLC - ADR (a)(b)	946	22,363
Canadian Imperial Bank of
Commerce (b)(d)	321	19,584
HSBC Holdings PLC - ADR (b)	196	11,241
ICICI Bank Ltd. - ADR (b)	144	5,553
KB Financial Group, Inc.
- ADR (a)(b)	175	9,007
PNC Financial Services Group,
Inc. (b)	194	9,426
Shinhan Financial Group Co.
Ltd. - ADR (b)	30	2,405
Wells Fargo & Co. (b)	348	9,807
		112,130
Commercial Services & Supplies - 0.40%
SAIC, Inc. (a)(b)	307	5,385
TeleTech Holdings, Inc. (a)(b)	179	3,054
		8,439
Communications Equipment - 0.74%
Cisco Systems, Inc. (a)(b)	664	15,631
Computers & Peripherals - 1.40%
Apple Computer, Inc. (a)(b)	46	8,527
Hewlett-Packard Co. (b)	416	19,639
Ness Technologies, Inc. (a)(b)	155	1,223
		29,389
Diversified Financial Services - 1.15%
Citigroup, Inc. (b)	2,384	11,539
JPMorgan Chase & Co. (b)	288	12,620
		24,159

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund
Schedule of Investments (continued)
September 30, 2009

	Shares	Fair Value
Diversified Telecommunication Services - 2.71%
China Telecom Corp. Ltd. - ADR (b)	130	$6,149
China Unicom Hong Kong Ltd.
- ADR (b)	815	11,606
Chunghwa Telecom Co. Ltd.
- ADR (b)	384	6,927
KT Corp. - ADR (b)	226	3,928
Telecom Italia SpA - ADR (b)	94	1,648
Telefonica SA - ADR (b)	151	12,519
Telefonos de Mexico SA de CV
- ADR (b)	618	10,778
Telekomunikasi Indonesia Tbk PT
- ADR (b)	104	3,713
		57,268
Electric Utilities - 0.08%
Empresa Nacional de Electricidad
- ADR (b)	38	1,781

Energy Equipment & Services - 0.02%
Seahawk Drilling, Inc. (a)(b)	16	497

Independent Power Producers &
Energy Traders - 1.86%
Huaneng Power International,
Inc. - ADR (b)	62	1,652
NRG Energy, Inc. (a)(b)	908	25,596
Ormat Technologies, Inc. (b)	294	12,001
		39,249
Internet Software & Services - 0.35%
Google, Inc. - Class A (a)(b)	15	7,438

IT Services - 4.59%
Broadridge Financial Solutions,
Inc. (b)	262	5,266
CACI International, Inc.
- Class A (a)(b)	138	6,523
Cognizant Technology Solutions
Corp. (a)(b)	274	10,593
Convergys Corp. (a)(b)	287	2,853
Fidelity National Information
Services, Inc. (b)	478	12,194
Gartner, Inc. (a)(b)	120	2,192
Genpact Limited (a)(b)(d)	177	2,177
Hewitt Associates, Inc. (a)(b)	151	5,501
Lender Processing Services, Inc. (b)	139	5,306
Mantech International Corp.
- Class A (a)(b)	44	2,074
MAXIMUS, Inc. (b)	46	2,144
Metavante Technologies, Inc. (a)(b)	161	5,551
Patni Computer Systems - ADR (b)	60	1,110
Sapient Corp. - ADR (a)(b)	644	5,178
Satyam Computer Services Ltd.
- ADR (b)	842	5,540
SRA International, Inc.
- Class A (a)(b)	500	10,795
Total System Services, Inc. (b)	736	11,857
		96,854
Life Sciences Tools & Services - 0.21%
Medivation, Inc. (a)(b)	160	4,342

Multi-Utilities - 1.36%
The AES Corp. (a)(b)	1,929	28,588

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund
Schedule of Investments  (continued)
September 30, 2009

	Shares	Fair Value
Paper & Forest Products - 3.14%
Buckeye Technologies, Inc. (a)(b)	96	$1,030
Domtar Corp. (a)(b)	252	8,875
Glatfelter (b)	98	1,125
International Paper Co. (b)	1,156	25,698
MeadWestvaco Corp. (b)	357	7,965
Neenah Paper, Inc. (b)	108	1,271
Schweitzer-Mauduit International,
Inc. (b)	67	3,642
Votorantim Celulose E Papel SA
- ADR (a)(b)	1,016	16,673
		66,279
Pharmaceuticals - 1.61%
Cadence Pharmaceuticals,
Inc. (a)(b)	197	2,179
Roche Holding AG - ADR (b)(d)	720	29,098
Theravance, Inc. (a)(b)	194	2,840
		34,117
Software - 6.92%
BMC Software, Inc. (a)(b)	437	16,401
CA, Inc. (b)	456	10,027
Check Point Software Technologies
(a)(b)(d)	352	9,979
Micros Systems, Inc. (a)(b)	531	16,031
Microsoft Corp. (b)	720	18,611
Novell, Inc. (a)(b)	2,342	10,562
Quality Systems, Inc. (b)	235	14,469
Red Hat, Inc. (a)(b)	818	22,610
Rightnow Technologies, Inc. (a)(b)	84	1,213
SAP AG - ADR (b)	211	10,312
Sybase, Inc. (a)(b)	405	15,754
		145,969

Specialty Retail - 1.94%
Advance Auto Parts (b)	372	14,612
AutoNation, Inc. (a)(b)	921	16,652
Group 1 Automotive, Inc. (b)	357	9,585
		40,849
Wireless Telecommunication Services - 0.76%
Atlantic Tele-Network, Inc. (b)	18	962
Telecom Corp of New Zealand
Ltd. - ADR	86	824
Vimpel-Communications - ADR (a)	772	14,436
		16,222
TOTAL COMMON STOCKS
(Cost $930,222)		$983,539

PREFERRED STOCKS - 0.93%

Diversified Financial Services - 0.28%
Itau Unibanco Banco Multiplo
SA - ADR	293	$5,904

Diversified Telecommunication Services - 0.52%
Brasil Telecom SA - ADR	38	1,000
Tele Norte Leste Participacoes
SA - ADR	531	9,978
		10,978
Paper & Forest Products - 0.13%
Aracruz Celulose SA - ADR (a)	120	2,671
TOTAL PREFERRED STOCKS
(Cost $18,343)		$19,553

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund
Schedule of Investments  (continued)
September 30, 2009

	Shares	Fair Value
INVESTMENT COMPANIES - 1.80%
Exchange Traded Funds - 1.80%
Claymore/MAC Global Solar Energy
Index ETF	474	$4,678
PowerShares Cleantech Portfolio	389	9,153
Powershares WilderHill Clean
Energy Portfolio (a)	302	3,280
iShares Russell 2000 Index Fund	347	20,901
TOTAL INVESTMENT COMPANIES
(Cost $37,810)		$38,012

SHORT-TERM INVESTMENTS - 2.38%
Money Market Funds - 2.38%
Fidelity Institutional Money Market
Fund - Government Portfolio
0.100% (b)(c)	50,253	$50,253
TOTAL SHORT-TERM INVESTMENTS
(Cost $50,253)		$50,253

Total Investments
(Cost $1,036,628) - 51.73%		$1,091,357
Other Assets in Excess
of Liabilities - 48.27%		1,018,445
TOTAL NET ASSETS - 100.00%		$2,109,802

Percentages are stated as a percent of net assets.
ADRAmerican Depository Receipt
(a)	Non-income producing security.
(b)	All or a portion of these securities constitutes proceeds from securities sold short.
(c)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.
(d)	Foreign issued security.

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund
Schedule of Securities Sold Short
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 46.20%
Automobiles - 1.49%
Honda Motor Co., Ltd. - ADR	517	$15,670
Toyota Motor Corp. - ADR	200	15,714
		31,384
Biotechnology - 2.74%
Amylin Pharmaceuticals, Inc. (a)	1,362	18,646
BioMarin Pharmaceutical, Inc. (a)	1,095	19,797
Vertex Pharmaceuticals, Inc. (a)	510	19,329
		57,772
Building Products - 0.69%
USG Corp. (a)	842	14,466

Capital Markets - 0.79%
Greenhill & Co., Inc.	187	16,751

Chemicals - 2.33%
Cytec Industries, Inc.	553	17,956
The Dow Chemical Co.	587	15,303
Rockwood Holdings, Inc. (a)	770	15,839
		49,098
Commercial Banks - 4.36%
Associated Banc-Corp	1,464	16,719
City National Corp.	407	15,845
Fifth Third Bancorp	1,675	16,968
PrivateBancorp, Inc.	561	13,722
SunTrust Banks, Inc.	640	14,432
Wilmington Trust Corp.	1,007	14,299
		91,985
Commercial Services & Supplies - 0.66%
Covanta Holding Corp. (a)	818	13,906

Communications Equipment - 0.86%
Ciena Corp. (a)	1,121	18,250

Construction Materials - 1.47%
Martin Marietta Materials, Inc.	170	15,652
Vulcan Materials Co.	283	15,302
		30,954
Consumer Finance - 0.86%
Capital One Financial Corp.	506	18,079

Diversified Consumer Services - 0.95%
Sotheby’s Holdings	1,160	19,987

Electric Utilities - 0.87%
Allegheny Energy, Inc.	694	18,405

Electronic Equipment, Instruments
& Components - 1.49%
Itron, Inc. (a)	232	14,880
National Instruments Corp.	597	16,495
		31,375
Energy Equipment & Services - 0.48%
Exterran Holdings, Inc. (a)	431	10,232

Food Products - 0.83%
Smithfield Foods, Inc. (a)	1,269	17,512

Health Care Equipment & Supplies - 1.60%
Boston Scientific Corp. (a)	1,720	18,215
NuVasive, Inc. (a)	373	15,576
		33,791
Hotels, Restaurants & Leisure - 0.80%
Marriott International, Inc. - Class A 608		16,775

Household Durables - 3.12%
Lennar Corp. - Class A	1,078	15,362
Pulte Homes, Inc.	1,427	15,683
Sony Corp. - ADR	617	18,016
Toll Brothers, Inc. (a)	859	16,785
		65,846

See notes to the financial statements.

The Leuthold Funds

Leuthold Hedged Equity Fund
Schedule of Securities Sold Short (continued)
September 30, 2009

	Shares	Fair Value
Machinery - 1.49%
Kennametal, Inc.	667	$16,415
Paccar, Inc.	401	15,122
		31,537
Media - 1.60%
Liberty Global, Inc. (a)	642	14,490
Time Warner Cable, Inc.	447	19,261
		33,751
Metals & Mining - 0.77%
Randgold Resources Ltd. – ADR	232	16,212

Oil, Gas & Consumable Fuels - 2.56%
Apache Corp.	115	10,560
Exco Resources, Inc. (a)	622	11,625
Forest Oil Corp. (a)	554	10,842
Quicksilver Resources, Inc. (a)	789	11,196
Sandridge Energy, Inc. (a)	767	9,941
		54,164
Paper & Forest Products - 0.72%
Weyerhaeuser Co.	412	15,100

Real Estate Investment Trusts (REITs) - 0.76%
Vornado Realty Trust	250	16,103

Real Estate Management & Development - 0.70%
C.B. Richard Ellis Group, Inc. (a)	1,259	14,781

Semiconductors & Semiconductor Equipment - 5.36%
Atheros Communications, Inc. (a)	616	16,343
Cypress Semiconductor Corp. (a)	1,537	15,877
Formfactor, Inc. (a)	640	15,309
Intersil Corp.	961	14,713
KLA-Tencor Corp.	468	16,782
Lam Research Corp. (a)	521	17,797
Teradyne, Inc. (a)	1,757	16,252
		113,073

Software - 0.84%
Blackboard, Inc. (a)	470	17,757

Thrifts & Mortgage Finance - 2.47%
Peoples United Financial, Inc.	1,027	15,980
TFS Financial Corp.	1,437	17,100
Washington Federal, Inc.	1,132	19,086
		52,166
Wireless Telecommunication Services - 2.54%
Crown Castle International (a)	563	17,656
Leap Wireless International, Inc. (a)	842	16,461
SBA Communications Corp. - Class A (a)	722	19,515
		53,632
TOTAL COMMON STOCKS
(Proceeds $940,188)		$974,844

INVESTMENT COMPANIES - 2.07%
Exchange Traded Funds - 2.07%
Diamonds Trust Series I	138	$13,398
SPDR Trust Series 1	286	30,190
TOTAL INVESTMENT COMPANIES
(Proceeds $47,654)		$43,588
Total Securities Sold Short
(Proceeds $987,842) - 48.27%		$1,018,432

Percentages are stated as a percent of net assets.
ADRAmerican Depository Receipt
(a)    Non-income producing security.

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Schedule of Investments
September 30, 2009

	Principal
	Amount	Fair Value
SHORT-TERM INVESTMENTS - 101.16%

United States Treasury Obligations - 86.95%
United States Treasury Bills
0.160%, 10/01/2009 (a)	$10,000,000	$10,000,000
0.170%, 11/19/2009 (a)	50,000,000	49,988,431
0.138%, 12/17/2009 (a)	15,000,000	14,997,375
		74,985,806

	Shares	Fair Value
Money Market Funds - 14.21%
Fidelity Institutional Money Market Fund
- Government Portfolio
0.100% (a)(b)	12,256,177	12,256,177
TOTAL SHORT-TERM INVESTMENTS
(Cost $87,240,195)		$87,241,983
Total Investments
(Cost $87,240,195) - 101.16%		$87,241,983
Liabilities in Excess of
Other Assets - (1.16)%		(997,725)
TOTAL NET ASSETS - 100.00%		$86,244,258

Percentages are stated as a percent of net assets.
(a)    A portion of these securities constitutes proceeds from securities sold short.
(b)    Variable rate security. The rate shown is the rate in effect at September 30, 2009.

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Schedule of Securities Sold Short
September 30, 2009

	Shares	Fair Value
COMMON STOCKS - 87.51%
Automobiles - 2.81%
Honda Motor Co., Ltd. - ADR	39,913	$1,209,763
Toyota Motor Corp. - ADR	15,451	1,213,985
		2,423,748
Biotechnology - 5.17%
Amylin Pharmaceuticals, Inc. (a)	105,074	1,438,463
BioMarin Pharmaceutical, Inc. (a)	84,535	1,528,393
Vertex Pharmaceuticals, Inc. (a)	39,345	1,491,175
		4,458,031
Building Products – 1.29%
USG Corp. (a)	64,971	1,116,202

Capital Markets - 1.53%
Greenhill & Co., Inc.	14,726	1,319,155

Chemicals - 4.39%
Cytec Industries, Inc.	42,673	1,385,592
The Dow Chemical Co.	45,298	1,180,919
Rockwood Holdings, Inc. (a)	59,451	1,222,907
		3,789,418
Commercial Banks - 8.23%
Associated Banc-Corp	113,002	1,290,483
City National Corp.	31,390	1,222,013
Fifth Third Bancorp	129,265	1,309,454
PrivateBancorp, Inc.	43,323	1,059,680
SunTrust Banks, Inc.	49,411	1,114,218
Wilmington Trust Corp.	77,743	1,103,951
		7,099,799
Commercial Services & Supplies - 1.25%
Covanta Holding Corp. (a)	63,131	1,073,227

Communications Equipment - 1.63%
Ciena Corp. (a)	86,538	1,408,839

Construction Materials - 2.81%
Martin Marietta Materials, Inc.	13,490	1,242,024
Vulcan Materials Co.	21,864	1,182,187
		2,424,211
Consumer Finance - 1.62%
Capital One Financial Corp.	39,020	1,394,185

Diversified Consumer Services - 1.79%
Sotheby's Holdings	89,541	1,542,791

Electric Utilities - 1.65%
Allegheny Energy, Inc.	53,579	1,420,915

Electronic Equipment, Instruments & Components - 2.81%
Itron, Inc. (a)	17,941	1,150,736
National Instruments Corp.	46,083	1,273,273
		2,424,009
Energy Equipment & Services - 0.92%
Exterran Holdings, Inc. (a)	33,284	790,162

Food Products - 1.57%
Smithfield Foods, Inc. (a)	97,930	1,351,434

Health Care Equipment & Supplies - 3.02%
Boston Scientific Corp. (a)	132,756	1,405,886
NuVasive, Inc. (a)	28,792	1,202,354
		2,608,240
Hotels, Restaurants & Leisure - 1.50%
Marriott International, Inc.
- Class A	46,816	1,291,654

Household Durables - 5.93%
Lennar Corp. - Class A	83,182	1,185,344
Pulte Homes, Inc.	112,861	1,240,342
Sony Corp. - ADR	47,625	1,390,650
Toll Brothers, Inc. (a)	66,324	1,295,971
		5,112,307

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Schedule of Securities Sold Short (continued)
September 30, 2009

	Shares	Fair Value
Machinery - 2.85%
Kennametal, Inc.	51,495	$1,267,292
Paccar, Inc.	31,615	1,192,202
		2,459,494
Media - 3.02%
Liberty Global, Inc. (a)	49,547	1,118,276
Time Warner Cable, Inc.	34,474	1,485,485
		2,603,761
Metals & Mining - 1.49%
Randgold Resources Ltd. - ADR	18,357	1,282,787

Oil, Gas & Consumable Fuels - 4.85%
Apache Corp.	8,876	815,083
Exco Resources, Inc. (a)	48,031	897,699
Forest Oil Corp. (a)	42,782	837,244
Quicksilver Resources, Inc. (a)	60,885	863,958
Sandridge Energy, Inc. (a)	59,207	767,323
		4,181,307
Paper & Forest Products - 1.35%
Weyerhaeuser Co.	31,822	1,166,276

Real Estate Investment Trusts (REITs) - 2.76%
C.B. Richard Ellis Group, Inc. (a)	97,118	1,140,165
Vornado Realty Trust	19,294	1,242,726
		2,382,891
Semiconductors & Semiconductor
Equipment - 10.18%
Atheros Communications, Inc. (a)	47,571	1,262,059
Cypress Semiconductor Corp. (a)	121,178	1,251,769
Formfactor, Inc. (a)	49,357	1,180,619
Intersil Corp.	74,198	1,135,971
KLA-Tencor Corp.	36,152	1,296,411
Lam Research Corp. (a)	40,211	1,373,608
Teradyne, Inc. (a)	138,560	1,281,680
		8,782,117

Software - 1.59%
Blackboard, Inc. (a)	36,287	1,370,923

Thrifts & Mortgage Finance - 4.70%
Peoples United Financial, Inc.	81,197	1,263,425
TFS Financial Corp	110,864	1,319,282
Washington Federal, Inc.	87,376	1,473,159
		4,055,866
Wireless Telecommunication Services - 4.80%
Crown Castle International (a)	43,458	1,362,843
Leap Wireless International, Inc. (a)	64,998	1,270,711
SBA Communications Corp.
- Class A (a)	55,716	1,506,003
		4,139,557
TOTAL COMMON STOCKS
(Proceeds $69,781,478)		$75,473,306

INVESTMENT COMPANIES - 4.00%

Exchange Traded Funds - 4.00%
Diamonds Trust Series I	10,923	$1,060,514
SPDR Trust Series 1	22,593	2,384,917
TOTAL INVESTMENT COMPANIES
(Proceeds $3,388,687)		$3,445,431

TOTAL SECURITIES SOLD SHORT
(Proceeds $73,170,165) - 91.51%		$78,918,737

Percentages are stated as a percent of net assets.
ADRAmerican Depository Receipt
(a)    Non-income producing security.

See notes to the financial statements.

The Leuthold Funds

Notes to the Financial Statements

1.	ORGANIZATIONAND SIGNIFICANT ACCOUNTING POLICIES
Leuthold Funds, Inc. (the“Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of nine series (the “Funds”): Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Select Equities Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and Grizzly Short Fund. The investment objective of the Leuthold Core Investment Fund is to seek total return consistent with prudent investment risk over the long-term. The Leuthold Core Investment Fund commenced operations on November 20, 1995. Effective January 31, 2006, the Leuthold Core Investment Fund issued a class of Institutional Shares, which are not subject to the shareholder servicing fee of up to 0.25% that the Retail Shares are subject to, as described in the Funds’ prospectus. Effective at the close of business on March 31, 2006, the Retail Shares of the Leuthold Core Investment Fund were closed to new investors, except as stated in the Prospectus. Effective January 31, 2008, the Institutional Shares of the Leuthold Core Investment Fund were closed to new investors except as stated in the Prospectus. Effective March 2, 2009, the Leuthold Core Investment Fund was opened to existing investors. The investment objective of the Leuthold Asset Allocation Fund is to seek total return consistent with prudent investment risk over the long-term. The Leuthold Asset Allocation Fund commenced operations on May 24, 2006. Effective January 31, 2007, the Leuthold Asset Allocation Fund added a class of Institutional Shares, which is not subject to the 0.25% 12b-1 fee that the Retail Shares are subject to, as discussed in the Funds’ prospectus. The Leuthold Global Fund seeks long-term capital appreciation and dividend income. The Leuthold Global Fund commenced operations on April 30, 2008, issuing a class of Institutional Shares and adding a new class of Retail Shares effective July 1, 2008, which are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to. The investment objective of the Leuthold Select Industries Fund is capital appreciation. The Leuthold Select Industries Fund commenced operations on June 19, 2000. Effective at the close of business on March 31, 2006, the Leuthold Select Industries Fund was closed to new investors, except as stated in the Prospectus. Effective March 2, 2009, the Leuthold Select Industries Fund was opened to existing investors. The Leuthold Undervalued & Unloved Fund seeks long-term capital appreciation and dividend income, and commenced operations on November 14, 2006. The investment objective of the Leuthold Select Equities Fund is capital appreciation, and the Fund commenced operations on May 24, 2006. The Leuthold Global Clean Technology Fund seeks capital appreciation and long-term growth. The Leuthold Global Clean Technology Fund commenced operations on July 22, 2009, issuing classes of Retail and Institutional Shares where the Fund’s Retail Shares are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to. The Leuthold Hedged Equity Fund seeks capital appreciation and income (or “total return”). The Leuthold Hedged Equity Fund commenced operations on July 22, 2009, issuing classes of Retail and Institutional Shares where the Fund’s Retail Shares are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to. The investment objective of the Grizzly Short Fund is capital appreciation, and the Fund commenced operations on June 19, 2000.

The Leuthold Funds

The following is a summary of significant accounting policies consistently followed by the Funds.

a) Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the NASDAQ Global Market, NASDAQ Global Select Market or the NASDAQ Capital Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices.  Other investment assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Funds’policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. Each of the Funds may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals traded on multiple exchanges will be valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial, and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances, and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in metals earn no investment income and may involve higher custody and transaction costs than investments in securities.

The Leuthold Core Investment Fund may enter into physical industrial metals forward contracts obligating the Fund to receive physical industrial metals at a specified future date. The forward contracts are valued based on closing prices for the

The Leuthold Funds

forward contracts and the physical industrial metals which are received daily from the London Metal Exchange and unrealized appreciation or depreciation is recorded daily as the difference between the closing price of the physical industrial metals and the closing forward value applied to the face amount of the contract. A realized gain or loss is recorded at the time the metals received from the forward contract are sold. The Fund did not enter into any physical industrial metals forward contracts during the fiscal year ended September 30, 2009.

The Trust has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2009:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$835,085,641	$––	$––	$835,085,641
Preferred Stocks	13,431,792	––	––	13,431,792
Exchange Traded Funds	160,651,531	––	––	160,651,531
Mutual Funds	1,557,465	157,095,089	––	158,652,554
Exchange Traded Notes	6,844,720	––	––	6,844,720
Precious Metals	––	32,603,897	––	32,603,897
Foreign Government Bonds	––	80,683,224	––	80,683,224
Money Market Funds	119,408,665	––	––	119,408,665
Total Investments in Securities	$1,136,979,814	$270,382,210	$––	$1,407,362,024

Leuthold Asset Allocation Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$729,890,523	$––	$––	$729,890,523
Preferred Stocks	4,594,744	––	––	4,594,744
Exchange Traded Funds	117,767,568	––	––	117,767,568
Mutual Funds	1,332,728	149,367,345	––	150,700,073
Exchange Traded Notes	5,857,053	––	––	5,857,053
Precious Metals	––	32,553,390	––	32,553,390
Foreign Government Bonds	––	85,344,999	––	85,344,999
Money Market Funds	58,813,013	––	––	58,813,013
Total Investments in Securities	$918,255,629	$267,265,734	$––	$1,185,521,363

The Leuthold Funds

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$114,564,392	$––	$––	$114,564,392
Preferred Stocks	988,073	––	––	988,073
Exchange Traded Funds	6,328,479	––	––	6,328,479
Mutual Funds	14,261,254	––	––	14,261,254
Precious Metals	––	3,784,309	––	3,784,309
Foreign Government Bonds	––	8,810,337	––	8,810,337
Money Market Funds	18,202,269	––	––	18,202,269
Total Investments in Securities	$154,344,467	$12,594,646	$––	$166,939,113

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$1,846,349	$––	$––	$1,846,349
Preferred Stocks - Short	17,510	––	––	17,510
Exchange Traded Funds - Short	87,520	––	––	87,520
Total Securities Sold Short	$1,951,379	$––	$––	$1,951,379

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$45,278,991	$––	$––	$45,278,991
Preferred Stocks	880,031	––	––	880,031
Exchange Traded Funds	941,395	––	––	941,395
Money Market Funds	591,084	––	––	591,084
Total Investments in Securities	$47,691,501	$––	$––	$47,691,501

Leuthold Undervalued & Unloved Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$11,480,178	$––	$––	$11,480,178
Preferred Stocks	175,345	––	––	175,345
Money Market Funds	65,187	––	––	65,187
Total Investments in Securities	$11,720,710	$––	$––	$11,720,710

Leuthold Select Equities Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$9,877,307	$––	$––	$9,877,307
Money Market Funds	44,261	––	––	44,261
Total Investments in Securities	$9,921,568	$––	$––	$9,921,568

The Leuthold Funds

Leuthold Global Clean Technology Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$8,107,562	$––	$––	$8,107,562
Exchange Traded Funds	369,793	––	––	369,793
Money Market Funds	366,009	––	––	366,009
Total Investments in Securities	$8,843,364	$––	$––	$8,843,364

Leuthold Hedged Equity Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$983,539	$––	$––	$983,539
Preferred Stocks	19,553	––	––	19,553
Exchange Traded Funds	38,012	––	––	38,012
Money Market Funds	50,253	––	––	50,253
Total Investments in Securities	$1,091,357	$––	$––	$1,091,357

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$974,844	$––	$––	$974,844
Exchange Traded Funds - Short	43,588	––	––	43,588
Total Securities Sold Short	$1,018,432	$––	$––	$1,018,432

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
United States Treasury Bills	$––	$74,985,806	$––	$74,985,806
Money Market Funds	12,256,177	––	––	12,256,177
Total Investments in Securities	$12,256,177	$74,985,806	$––	$87,241,983

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$75,473,306	$––	$––	$75,473,306
Exchange Traded Funds - Short	3,445,431	––	––	3,445,431
Total Securities Sold Short	$78,918,737	$––	$––	$78,918,737

For further information regarding security characteristics, see the Schedules of Investments.

b)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies”and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.  The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares. The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 was as follows:

The Leuthold Funds

	Year Ended September 30, 2009
	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Undervalued	Select	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	& Unloved	Equities	Technology	Equity	Short
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Distributions paid from:
Ordinary Income	$11,193,346	$31,395,822	$2,052,453	$––	$205,927	$––	$––	$––	$3,324,828
Long Term Capital Gain	––	––	––	––	––	––	––	––	––
Return of Capital	561,116	––	––	––	––	––	––	––	3,189,306
Total Distributions Paid	$11,754,462	$31,395,822	$2,052,453	$––	$205,927	$––	$––	$––	$6,514,134

	Year Ended September 30, 2008
	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Undervalued	Select	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	& Unloved	Equities	Technology	Equity	Short
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Distributions paid from:
Ordinary Income	$131,964,037	$43,415,962	$––	$5,899,952	$199,951	$441,846	n/a	n/a	$1,744,732
Long Term Capital Gain	210,326,930	409,831	––	13,033,625	––	36,643	n/a	n/a	––
Return of Capital	––	––	––	90,474	––	35,682	n/a	n/a	––
Total Distributions Paid	$342,290,967	$43,825,793	$––	$19,024,051	$199,951	$514,171	n/a	n/a	$1,744,732

At September 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Undervalued	Select	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	& Unloved	Equities	Technology	Equity	Short
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary
income	$––	$1,557,794	$215,184	$––	$6,320	$––	$––	$––	$––
Distributable earnings	––	1,557,794	215,184	––	6,320	––	––	––	––
Capital loss carryover and
post-October losses	(190,292,084)	(639,872,558)	(6,214,185)	(7,081,119)	(9,752,009)	(11,880,723)	(23,552)	(28,328)	(16,526,437)
Other accumulated losses	––	(48,127)	––	––	––	––	––	––	(3,876,449)
Unrealized appreciation
(depreciation)	170,153,583	147,621,520	19,147,645	5,894,868	1,983,833	1,082,034	964,492	(276)	(5,746,784)
Total accumulated
gain/(loss)	$(20,138,501)	$(490,741,371)	$13,148,644	$(1,186,251)	$(7,761,856)	$(10,798,689)	$940,940	$(28,604)	$(26,149,670)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.  These differences are primarily due to net operating losses, and differences from REIT adjustments and foreign currency gain and loss.

Additionally, U.S. Generally Accepted Accounting Principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2009, the following table shows the reclassifications made:

The Leuthold Funds

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Leuthold Core Investment Fund	$(38,446,917)	$38,456,486	$(9,569)
Leuthold Asset Allocation Fund	(69,654,972)	(69,664,422)	(9,450)
Leuthold Global Fund	(1,037,840)	1,038,067	(227)
Leuthold Select Industries Fund	128,880	(62)	(128,818)
Leuthold Undervalued & Unloved Fund	(3,612)	3,612	––
Leuthold Select Equities	35,225	(3)	(35,222)
Leuthold Global Clean Technology Fund	19,728	8	(19,736)
Leuthold Hedged Equity Fund	3,569	(175)	(3,394)
Grizzly Short Fund	3,973,183	(3,973,183)	––

The Funds intend to utilize provisions of the federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2009, the Funds had the following capital loss carry forwards available for federal income tax purposes:

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Undervalued	Select	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	& Unloved	Equities	Technology	Equity	Short
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Expires 09/30/16	$––	$––	$––	$––	$(256,643)	$––	$––	$––	$––
Expires 09/30/17	(16,479,888)	(164,566,149)	(2,303,352)	(1,593,984)	(4,388,309)	(4,843,089)	––	––	––

The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Select Equities Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund intend to defer and treat $173,812,196, $475,306,409, $3,910,833, $5,487,135, $5,107,057, $7,037,634, $23,552, $28,328 and $16,526,437, respectively, of post-October losses incurred during the fiscal year ended September 30, 2009 as arising in the fiscal year ended September 30, 2010.

As of September 30, 2009, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits and losses as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

c)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

d)
Use of Estimates – The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Leuthold Funds

e)
Basis for Consolidation for the Leuthold Core Invetment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund – The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund may invest up to 25% of their total assets in their Subsidiary, Leuthold Core, Ltd., Leuthold Asset Allocation, Ltd., and Leuthold Global, Ltd. (the “Subsidiaries”), respectively.  The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

f)
Short Positions – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset.  The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position.  Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position.  As collateral for their short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund’s receivable from broker for securities sold short is with one major security dealer. The Funds do not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

g)
Other – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond.

h)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the nine Funds based on the relative net asset value of the individual Funds.

i)
Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract.  Potential counterparty risk is measured by the credit worthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

j)
Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through November 20, 2009, the date the financial statements were available to be issued.

The Leuthold Funds

2.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and short sales, for the period ended September 30, 2009 are summarized below.

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Undervalued	Select	Global Clean	Hedged
	Investment	Allocation	Global	Industries	& Unloved	Equities	Technology	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Purchases	$1,346,379,112	$1,756,506,525	$222,666,070	$64,519,930	$16,651,732	$30,124,680	$8,903,878	$1,185,122
Sales	1,200,130,424	1,997,432,499	144,084,556	56,628,033	21,621,597	36,286,430	1,520,172	202,278

At September 30, 2009, gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Undervalued	Select	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries	& Unloved	Equities	Technology	Equity	Short
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Tax Cost of Investments	$1,237,317,614	$1,038,014,828	$147,522,836	$41,796,678	$9,736,877	$8,839,534	$7,878,899	$1,061,043	$87,240,195
Gross Unrealized
Appreciation	$202,300,538	$182,084,224	$23,006,764	$7,109,446	$2,492,229	$1,183,326	$1,103,447	$76,417	$1,788
Gross Unrealized
Depreciation	(32,146,955)	(34,462,704)	(3,859,119)	(1,214,578)	(508,396)	(101,292)	(138,955)	(76,693)	––
Net unrealized appreciation
(depreciation)	$170,153,583	$147,621,520	$19,147,645	$5,894,868	$1,983,833	$1,082,034	$964,492	$(276)	$1,788
3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Funds have entered into an Investment Advisory Agreement (“advisory agreement”) with Leuthold Weeden Capital Management (“Adviser”). Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates of 0.90%, 0.90%, 1.25%, 1.00%, 0.75%, 1.00%, 1.00%, 1.25% and 1.25%, for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Select Equities Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and Grizzly Short Fund, respectively, as applied to each Fund’s daily net assets.

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’other expenses, including organization expenses, to the extent necessary to ensure that the Funds’total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
Core	Asset	Leuthold	Select	Undervalued	Select	Global Clean	Hedged	Grizzly
Investment	Allocation	Global	Industries	& Unloved	Equities	Technology	Equity	Short
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
1.25%	1.50%	1.85%	1.60%	1.50%	1.85%	1.85%	2.20%	2.50%

The Leuthold Funds

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Amounts subject to future recoupment as of September 30, 2009 are as follows:

Leuthold Undervalued & Unloved Fund		Leuthold Select Equities Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2011	$11,856	9/30/2012	$4,950
9/30/2012	7,171

Leuthold Global Clean Technology Fund		Leuthold Hedged Equity Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2012	$20,629	9/30/2012	$26,633

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. For the period ended September 30, 2009, the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Select Equities Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $1,720,141, $995,591, $189,673, $73,566, $19,997, $1,197, $2,594, $177, and $265,977, respectively, for brokerage commissions.

4.	DISTRIBUTION PLAN
Each of the Leuthold Asset Allocation Fund – Retail Class, Leuthold Global Fund – Retail Class, Leuthold Undervalued & Unloved Fund, Leuthold Select Equities Fund, Leuthold Global Clean Technology Fund – Retail Class, and Leuthold Hedged Equity Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’shareholders, assists in the maintenance of the Funds’shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Directors.  To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

5.	INDEMNIFICATIONS
The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Leuthold Funds

6.	ILLIQUID SECURITIES
The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Select Equities Fund, and Grizzly Short Fund may invest up to 5% of net assets in securities for which there is no readily available market (“illiquid securities”).  The Leuthold Global Clean Technology Fund and Leuthold Hedged Equity Fund may invest up to 15% of net assets in illiquid securities. The 5% and 15% limitations include securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

7.	LENDING PORTFOLIO SECURITIES
The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.  The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board of Directors.

REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors
Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund (consolidated), Leuthold Asset Allocation Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Select Equities Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund and  Grizzly Short Fund ) (the“Funds”) as of September 30, 2009, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2009, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 20, 2009

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 100.00%, Leuthold Asset Allocation Fund 97.42%, Leuthold Global Fund 100.00%, and Leuthold Undervalued & Unloved Fund 100.00%.

The percentage of dividend income distributed for the year ended September 30, 2009, designated as qualified dividends received deduction available to corporate shareholders, is as follows:Leuthold Core Investment Fund 100.00%, Leuthold Asset Allocation Fund 82.67%, Leuthold Global Fund 64.50%, and Leuthold Undervalued & Unloved Fund 100.00%.

ADDITIONAL INFORMATION FOR FOREIGN SHAREHOLDERS ONLY (Unaudited)

The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Undervalued & Unloved Fund, and Grizzly Short Fund designated 54.98%, 31.15%, 26.53%, 1.55%, and 13.90%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2009.

Grizzly Short Fund designated 95.35% of the ordinary distributions paid as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(C) for the year ended September 30, 2009.

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

				# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Age,	Held with	and Length of	Principal Occupation(s)	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
Lawrence L. Horsch (74)	Chairman	Indefinite Term,	Chairman, Eagle Management &	9	None
c/o Leuthold Weeden	and Director	Director since	Financial Corp., a management
Capital Management		1995	consulting firm
33 South Sixth Street
Suite 4600
Minneapolis, MN 55402

Paul M. Kelnberger (66)	Director and	Indefinite Term,	Consultant to Johnson,	9	None
332 Minnesota Street	Chair of	Director since	West & Co., PLC
Suite E1100	Audit	1995
St. Paul, MN 55101	Committee

Addison L. Piper (62)	Director	Indefinite Term,	Retired Chairman and Chief	9	Piper Jaffray
c/o Leuthold Weeden		Director since	Executive Officer of Piper Jaffray		Companies
Capital Management		2009	Companies, Served as Vice Chairman		and
33 South Sixth Street			of Piper Jaffray Companies from		Renaissance
Suite 4600			2003 to 2006.		Learning, Inc.
Minneapolis, MN 55402

Interested Directors (and Officers)

Steven C. Leuthold (71)	Director	Indefinite Term,	Chief Investment Officer and	9	None
33 South Sixth Street		Director since 1995	managing member of Leuthold
Suite 4600			Weeden Capital Management
Minneapolis, MN 55402	President	One year term,	(the “Adviser”)
		President since 1993

John C. Mueller (41)	Director	Indefinite Term,	Co-Chief Executive Officer	9	None
33 South Sixth Street		Director since	of The Leuthold Group since 2005.
Suite 4600		2009	Involved in Sales and Marketing for
Minneapolis, MN 55402			The Leuthold Group since 2001.

The Leuthold Funds

# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Age,	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
Edward C. Favreau (57)	Vice President	One Year Term,	Manager of Marketing and Sales	N/A	N/A
33 South Sixth Street		Vice President	of the Adviser since 1999. Prior
Suite 4600		since 1999	to joining the Adviser, he was Vice
Minneapolis, MN 55402			President and Sales Manager of
U.S. Bancorp Investments, Inc.

Roger A. Peters (48)	Vice President	One Year Term,	Chief Compliance Officer of	N/A	N/A
33 South Sixth Street	and	Chief Compliance	the Adviser since 2005. Prior
Suite 4600	Chief Compliance	Officer since 2006	to joining the Adviser, he was
Minneapolis, MN 55402	Officer	and Vice President	Vice President, Commercial
		since 2007	Product Management of
U.S. Bank from 2003-2005.
	Assistant Secretary	One Year Term,
Assistant Secretary
since 2006

Holly J. Weiss (41)	Secretary and	One Year Term,	Controller of the Adviser	N/A	N/A
33 South Sixth Street	Treasurer	Secretary and	since 2008. Prior to joining
Suite 4600		Treasurer	the Adviser, she was Controller
Minneapolis, MN 55402		since 2009	of Churchill Capital Mezzanine
Finance from 2001-2008.

Glenn R. Larson (44)	Assistant Secretary	One Year Term,	Compliance Officer of the Adviser	N/A	N/A
33 South Sixth Street		Assistant Secretary	since 2005. Prior to joining the
Suite 4600		since 2006	Adviser, he was a Compliance
Minneapolis, MN 55402			Representative of U.S. Bancorp
Investment Services, Inc. from 2003
until 2005.

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

The Leuthold Funds

Investment Adviser:
Leuthold Weeden Capital
Management, Minnesota

Administrator, Transfer Agent,
Dividend Paying Agent,
Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC,
Wisconsin

Custodian:
U.S. Bank, N.A., Wisconsin

Counsel:
Foley & Lardner, LLP, Wisconsin

Independent Registered Public Accounting Firm:
Ernst &Young LLP, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2009	FYE 9/30/08
Audit Fees	$232,250	$202,250
Audit-Related Fees	$ 0	$ 0
Tax Fees	$ 19,395	$ 15,068
All Other Fees	$ 0	$ 0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2009	FYE 9/30/08
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2009	FYE 9/30/08
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)* /s/ Steven C. Leuthold
                                            Steven C. Leuthold,  President

Date     11/27/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* )*  /s/ Steven C. Leuthold
                                                         Steven C. Leuthold,  President

Date     11/27/09

By (Signature and Title)*   /s/ Holly Weiss
                                                     Holly Weiss, Treasurer

Date    11/25/09

* Print the name and title of each signing officer under his or her signature.